Use these links to rapidly review the document

APPENDIX A TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Tailored Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

6100 Stevenson Blvd.
Fremont, California 94538

May     , 2016

TO OUR SHAREHOLDERS:

        It is our pleasure to invite you to attend our 2016 Annual Meeting of Shareholders (the "Annual Meeting") at 11:00 a.m., Pacific daylight time, on Thursday, June 16, 2016, at our Executive Offices located at 6100 Stevenson Blvd, Fremont, California 94538. Holders of record of our common stock as of April 19, 2016 are entitled to notice of, and to vote at, the Annual Meeting.

        The attached Notice of Annual Meeting and Proxy Statement are a critical element of the corporate governance process and are intended to provide you with information about the Company's Board of Directors and executive officers, and a discussion of proposals that require your vote. Please read these materials so you will understand the business that will be transacted and voted upon at the Annual Meeting.

        We have elected to take advantage of Securities and Exchange Commission ("SEC") rules that allow us to furnish proxy materials to certain shareholders through the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to holders of record of our common stock as of April 19, 2016. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders through the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice.

        This will be our first annual meeting as Tailored Brands, Inc. The name "Tailored Brands" emphasizes the fact that our company has many distinct brands within its portfolio. We have evolved, over a relatively short period, from one company with a single brand operating primarily as a house of brands into a multi-layered company with many brands, each with its own distinct brand identity, design ethos, and development requirements. Our retail operations now include Men's Wearhouse, Moores and K&G, each a house of brands; Joseph Abboud, which is a design house; and Jos. A. Bank, which is a branded house. In addition, we have corporate apparel operations through Twin Hill in the U.S. and Dimensions, Alexandra and Yaffy in the UK as well as dry cleaning operations through MW Cleaners in Texas. All of these operations utilize a shared services platform that leverages common functions and services for each brand. As a result of our evolution, the Board of Directors recognized that structural change was necessary to develop a more holistic view of the Company, to better support the growth of our many brands, and to further enhance shareholder value. After careful consideration, the Board decided to implement a holding company structure with Tailored Brands serving as an umbrella over all the Company's family of brands. Looking to our future as Tailored Brands, we are guided by our mission to provide a personal, convenient, one-of-a-kind shopping experience with compelling products and world class service.

        On behalf of the employees and directors of Tailored Brands, Inc., we thank you for your continued support and confidence in our Company.

Regards,

Douglas S. Ewert, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Thursday, June 16, 2016
Time:	11:00 a.m., Pacific daylight time
Place:	Tailored Brands, Inc. executive offices, 6100 Stevenson Blvd., Fremont, CA 94538
Record Date:	Only holders of record of our common stock at the close of business on Tuesday, April 19, 2016, are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof.
Items of Business:

•

Election of all ten directors to our Board of Directors for the coming year;

•

Adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan;

•

Adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan;

•

Approval of an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections;

•

Approval, on an advisory basis, of the compensation of our named executive officers;

•

Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016; and

•

Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Proxy Voting:
You are cordially invited to attend the meeting in person. To ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. As described in the Notice of Availability of Proxy Materials, you may submit your proxy by mail, Internet, or telephone. If you attend the meeting you can vote either in person or by your proxy. For further details on voting, please refer to the section entitled "Voting and Other Information" beginning on page 1 of the proxy statement.
Admission to the Annual Meeting:
If you wish to attend the meeting in person and you are a registered owner of shares of our common stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need to provide proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on the record date is an acceptable example of proof of ownership.

        Beginning on May              , 2016, we are making these materials available to you in connection with our solicitation of proxies, on behalf of our Board of Directors, for the 2016 Annual Meeting of Shareholders.

By Order of the Board of Directors

A. Alexander Rhodes Corporate Secretary

May    , 2016

HOW TO VOTE

        Your broker may not vote on any non-routine matters without instructions from you. If you are a beneficial owner of our common stock and do not give your broker instructions on how to vote your shares, the broker will return the proxy card to us without voting on proposals not considered "routine." This is known as a broker non-vote. Only the ratification of Deloitte & Touche LLP as our independent registered public accounting firm is considered to be a routine matter.

Vote As Soon As Possible

        Even if you plan to attend our Annual Meeting in person, please read this proxy statement carefully and vote as soon as possible using any of the following methods. In all cases, have your proxy card or voting instruction card in hand and follow the instructions.

By Internet	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 (800) 690-6903	Cast your ballot, sign your proxy card and send by mail in the enclosed postage-paid envelope

        Please follow the directions on your proxy card or voting instruction card carefully. If you hold our common stock in a brokerage account (that is, in "street name"), your ability to vote by telephone or over the Internet depends on your broker's voting process. If you plan to vote in person at the Annual Meeting and you hold our common stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

        If you hold your stock through a Tailored Brands employee benefit plan, please follow the instructions provided to you by each plan or broker through which you hold shares (which may be different than the instructions provided above). To vote all of your shares of our common stock, you must complete, sign, date, and return each proxy card you receive or vote the shares as instructed for each set of proxy materials you receive.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 16, 2016

        This proxy statement is furnished to the shareholders of Tailored Brands, Inc., successor reporting company to The Men's Wearhouse, Inc. (the "Company", also referred to in this proxy statement as "we", "us", or "our"), whose two main executive offices are located at 6380 Rogerdale Road, Houston, Texas 77072, and 6100 Stevenson Blvd., Fremont, California 94538, in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., Pacific daylight time, on Thursday, June 16, 2016, at the Company's Fremont, California office, or any adjournment(s) thereof (the "Annual Meeting").

        The Annual Meeting will be held to:

  •
  elect all ten directors to our Board of Directors for the coming year;

  •
  adopt the Tailored Brands, Inc. 2016 Long-Term Incentive Plan;

  •
  adopt the Tailored Brands, Inc. 2016 Cash Incentive Plan;

  •
  approve an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections;

  •
  approve, on an advisory basis, the compensation of our named executive officers;

  •
  ratify Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016; and

  •
  transact such other business as may properly come before the meeting or any adjournment thereof.

        On or about May     , 2016, we began mailing to the holders of record of our common stock, $.01 par value per share ("common stock"), on April 19, 2016 (the "Record Date"), a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders, this proxy statement, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended January 30, 2016 over the Internet. At the close of business on the Record Date, there were outstanding and entitled to vote 48,629,821 shares of our common stock, and only the holders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Tailored Brands, Inc. 2016 Proxy Statement i

2016 Proxy Statement Summary	1

Annual Meeting of Shareholders	1
Matters to be Voted on at the Annual Meeting	1
Voting and Other Information	1

Proposal 1: Election of Directors	5

Director Compensation	9

Procedures and Processes for Determining Director Compensation	9
Retirement Payments and Benefits for David Edwab	10
Director Compensation Table	10
Director Nominations and Qualifications	11

Responsibility for Selection of Director Candidates	11
Director Qualifications	11
Identifying and Evaluating Nominees for Directors	12
Shareholder Nominees	13
Corporate Governance	13

Affirmative Determination of Directors Independence	13
Board Leadership Structure and Role in Risk Oversight	14
Attendance at the Annual Meeting of Shareholders	15
Communications with the Board of Directors	15
Committees of the Board of Directors and Meeting Attendance	15
Director Equity Ownership	17
Corporate Governance Materials Available on the Company's Web Site	17
Compensation Committee Interlocks and Insider Participation	18
Proposal 2: Adoption of the 2016 Long-Term Incentive Plan	18

Key Plan Features	19
Section 162(m) of the Internal Revenue Code	20
Summary of the 2016 Long-Term Incentive Plan	20
U.S. Federal Income Tax Consequences	28
New Plan Benefits	31
Equity Plan Compensation Information	32

Proposal 3: Adoption of the 2016 Cash Incentive Plan	32

Section 162(m) of the Internal Revenue Code	32
Summary of the 2016 Cash Incentive Plan	33
New Plan Benefits	37
Proposal 4: Approval of Amendment to Bylaws to Require the Resignation of Any Director Who Does Not Receive a Majority Vote in Uncontested Director Elections	37

Executive Officers	39

Executive Compensation	40

Compensation Discussion and Analysis	40
Tailored Brands, Inc. 2016 Proxy Statement ii

Tailored Brands, Inc. 2016 Proxy Statement iii

2016 PROXY STATEMENT SUMMARY

        This summary highlights information contained in this proxy statement. You should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Date and Time:	Thursday, June 16, 2016, at 11:00 a.m., Pacific daylight time
Place:	Tailored Brands, Inc. executive offices 6100 Stevenson Blvd., Fremont, CA 94538
Record Date:	April 19, 2016

Matters to be Voted on at the Annual Meeting

Matter		Board Recommendation	Page Reference for More Information
Proposal 1: Elect all ten directors to our Board of Directors		FOR	5
William B. Sechrest	Rinaldo S. Brutoco
David H. Edwab	Dinesh S. Lathi
Douglas S. Ewert	Grace Nichols
B. Michael Becker	Allen I. Questrom
Irene Chang Britt	Sheldon I. Stein
Proposal 2: Adopt the Tailored Brands, Inc. 2016 Long-Term Incentive Plan		FOR	18
Proposal 3: Adopt the Tailored Brands, Inc. 2016 Cash Incentive Plan		FOR	32
Proposal 4: Approve an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections		FOR	37
Proposal 5: Approve, on an advisory basis, the compensation of our named executive officers.		FOR	69
Proposal 6: Ratify Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016		FOR	74

VOTING AND OTHER INFORMATION

        Who is soliciting my vote?    The Board of Directors of Tailored Brands, Inc. is soliciting your vote at the Annual Meeting of Shareholders. Costs of the solicitation are being borne by the Company.

        Who may vote?    You may vote if you were the holder of record of shares of our common stock at the close of business on April 19, 2016, also referred to as the "Record Date". Only holders of record at the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of our common stock for which you were the holder of record on the Record Date. If you held shares of our common stock in "street name" (usually through a bank, broker, or other nominee) on the Record Date, the record holder of your shares will generally vote those shares in accordance with your instructions.

        How do I vote?    The process for voting your shares of our common stock depends on how your shares are held. Generally, you may hold shares in your name as a "record holder" (that is, in your own

Tailored Brands, Inc. 2016 Proxy Statement 1

name) or in "street name" (that is, through a nominee, such as a broker or bank). If you hold shares of our common stock in street name, you are considered to be the "beneficial owner" of those shares.

        Record Holders.    If you are a record holder, you may vote your shares using one of the following methods:

  •
  Over the Internet.  Go to www.proxyvote.com. You can use the Internet 24 hours a day, seven days a week, to submit your voting instructions and for electronic delivery of information up until 11:59 PM EST on June 15, 2016. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

  •
  By telephone.  Call (800) 690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 PM EST on June 15, 2016. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

  •
  By mail.  If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and mailing your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than June 15, 2016 to be voted at the Annual Meeting.

  •
  In person at the Annual Meeting.  Record holders are invited to attend the Annual Meeting and vote in person at the Annual Meeting.

        If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If you vote via the Internet or by telephone, do not return a proxy card.

        Held In Street Name.    If you hold shares of our common stock in the name of a broker, bank or other nominee, you should receive a Notice of Internet Availability of Proxy Materials or separate instructions from the broker, bank or other nominee. You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by the broker, bank or other nominee to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or other nominee. Your broker, bank or other nominee is permitted to vote your shares with respect the "routine" proposal to ratify the appointment of the Company's independent registered public accounting firm without your instruction as to how to vote but will not be permitted to vote your shares with respect to any of the other proposals at the Annual Meeting without your instructions as to how to vote.

        If you hold shares of our common stock in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain (and bring with you to the Annual Meeting) a legal proxy from the record holder of your shares (who must have been the record holder of your shares of our common stock as of the close of business on April 19, 2016) indicating that you were a beneficial owner of shares of our common stock as of the close of business on April 19, 2016, as well as the number of shares of which you were the beneficial owner on such date, and appointing you as the record holder's proxy to vote the shares of our common stock covered by that proxy at the Annual Meeting.

        What am I voting on?    You are voting on:

  •
  the election of the ten director nominees named in this proxy statement to our Board of Directors;

  •
  adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan;

  •
  adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan;
Tailored Brands, Inc. 2016 Proxy Statement 2

  •
  approval of an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections;

  •
  approval, on an advisory basis, of the compensation of our named executive officers;

  •
  ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016; and

  •
  any other matters that are properly brought before the meeting.

        What is the quorum requirement for holding the Annual Meeting?    The holders of a majority of the total shares of our common stock issued and outstanding on April 19, 2016, must be present in person or represented by proxy for the meeting to be held. The shares held by each shareholder who properly submits a proxy will be counted for purposes of determining the presence of a quorum at the meeting. As of the close of business on April 19, 2016, we had 48,629,821 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

        What vote is required to elect a director at the Annual Meeting?    To be elected, a director nominee must receive a plurality of the votes cast. The form of proxy provides a means for you to vote for all, some or none of the nominees. The withholding of authority to vote for some or all of the nominees by you will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld. The holders of shares of our common stock have no cumulative voting rights in the election of directors.

        What vote is required to pass the other proposals at the Annual Meeting?    The affirmative vote of a majority of all of our outstanding shares is required to approve the amendment to our Bylaws. For all other proposals other than the election of directors, the affirmative vote of a majority of the votes cast on that proposal, including abstentions, is required for approval.

        What is the effect of an "abstain" vote on the proposals to be voted on at the Annual Meeting?    Abstentions are counted toward the calculation of a quorum, and, except as discussed below with respect to advisory votes, have the same effect as a vote against a proposal.

        What is the effect of a "broker non-vote" on the proposals to be voted on at the Annual Meeting?    A "broker non-vote" occurs if your shares of our common stock are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on any matter as to which, under the New York Stock Exchange ("NYSE") Listing Standards, a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares of our common stock. Broker non-votes are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to any matter and therefore will have no effect on the results of a shareholder vote, except for the proposal to approve the amendment to our Bylaws. Broker non-votes will have the effect of a vote against the bylaw amendment because the affirmative vote of a majority of all our outstanding shares is required to approve the amendment; therefore, any share not voted in favor of the amendment has the same effect as a vote against.

        Under the NYSE Listing Standards, the ratification of the appointment of our independent registered public accounting firm is the only matter for consideration at this meeting that a broker may vote on without your instructions. Therefore, if you do not provide instructions to the record holder of your shares with respect to all other proposals, a broker non-vote as to your shares of our common stock will result with respect to these proposals.

        If your shares of our common stock are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

Tailored Brands, Inc. 2016 Proxy Statement 3

        What if I do not specify a choice for a matter when returning a proxy?    Properly submitted proxies received either by mail, Internet, or telephone in time for the Annual Meeting will be voted as specified therein. If you did not indicate otherwise (excluding broker non-votes), the persons named as proxies on the proxy card will vote your shares of our common stock as follows:

  •
  " FOR" the ten nominees for director listed in this proxy statement;

  •
  " FOR" the adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan;

  •
  " FOR" the adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan;

  •
  " FOR" the approval of an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections;

  •
  " FOR" the approval, on an advisory basis, of the compensation of our named executive officers; and

  •
  " FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016.

        Can I revoke my proxy?    Yes, you may revoke your proxy if you are a record holder by:

  •
  delivering a written notice of revocation to us at or prior to the Annual Meeting;

  •
  signing a proxy bearing a later date than the proxy being revoked and delivering it to us before the Annual Meeting; or

  •
  voting in person at the Annual Meeting.

        If your shares of our common stock are held in street name through a broker, bank, or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy.

        Why did I receive a Notice of Internet Availability of Proxy Materials?    Pursuant to the "notice and access" rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide shareholders access to our proxy materials (including the Notice of Annual Meeting of Shareholders, this proxy statement and our 2015 Annual Report on Form 10-K) over the Internet. As a result, instead of a paper copy of our proxy materials, a Notice of Availability of Proxy Materials will be delivered to all of our shareholders, except for those shareholders who have previously requested to receive a paper copy of the proxy materials. This notice explains how you can access our proxy materials over the Internet and also describes how to request a printed copy of these materials. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote.

        How can I access the proxy materials over the Internet?    You can access this proxy statement and our 2015 Annual Report on Form 10-K at www.tailoredbrands.com under "Investors". If you wish to help reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all proxy materials for future annual meetings of shareholders electronically by e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

        How may I obtain a paper or e-mail copy of the proxy materials?    If you received a Notice of Internet Availability of Proxy Materials, you will find instructions about how to obtain a paper or e-mail copy of the proxy materials and our 2015 Annual Report on Form 10-K in your notice. We will mail a paper copy of the proxy materials and our 2015 Annual Report on Form 10-K to all shareholders to whom we do not send a Notice Regarding Internet Availability of Proxy Materials.

Tailored Brands, Inc. 2016 Proxy Statement 4

        What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the proxy materials?    Certain shareholders may receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the proxy materials, including multiple proxy cards. For example, if you hold shares of our common stock in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares of our common stock are registered in more than one name, you may receive a separate notice or a separate set of paper proxy materials and proxy card for each name in which you hold shares. To vote all of your shares of our common stock, you must complete, sign, date, and return each proxy card you receive or vote the shares to which each proxy card relates. If you hold shares of our common stock in one or more street names, you must complete, sign, date, and return to each bank, broker or other nominee through whom you hold shares each instruction card received from that bank, broker or other nominee.

        How can I attend the Annual Meeting?    If you wish to attend the meeting in person and you are the record holder of shares of our common stock on April 19, 2016, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares of our common stock as of April 19, 2016 that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on April 19, 2016 to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on April 19, 2016, are examples of proof of ownership.

        Where can I find the voting results for the Annual Meeting?    We will report the voting results in a Current Report on Form 8-K filed with the SEC within four business days following our 2016 Annual Meeting. You can access this report at www.tailoredbrands.com – Investors – SEC Filings – Latest Current Report.

PROPOSAL 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, ten directors, constituting the entire Board of Directors of the Company (the "Board of Directors" or the "Board"), are standing for election. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier death, resignation or removal.

        At a meeting on March 16, 2016, the Board approved the recommendation of the Nominating and Corporate Governance Committee and nominated the following persons to stand for election at the Annual Meeting. It is expected that all of the nominees will be able to serve. However, if before the election, one or more of the nominees are unable to serve or for good cause will not serve, the proxy holders will vote the proxies for the remaining nominees and for any substitute nominees to be selected by the Nominating and Corporate Governance Committee and approved by the Board of Directors.

Name	Age	Position with the Company	Director Since
William B. Sechrest	73	Chairman of the Board	2004
David H. Edwab	61	Vice Chairman of the Board	1991
Douglas S. Ewert	52	President and Chief Executive Officer and Director	2011
B. Michael Becker	71	Director	2013
Irene Chang Britt	53	Director	2015
Rinaldo S. Brutoco	69	Director	1992
Dinesh S. Lathi	45	Director	2016
Grace Nichols	69	Director	2011
Allen I. Questrom	76	Director	2013
Sheldon I. Stein	62	Director	1995
Tailored Brands, Inc. 2016 Proxy Statement 5

        Further biographical information about our nominees for director and the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and Board of Directors in determining that the nominee should serve as a director appears below.

William B. Sechrest

        Mr. Sechrest was a founding shareholder in the law firm of Winstead Sechrest & Minick P.C. from 1973 to 2006, specializing in finance and banking practice. Currently, Mr. Sechrest is actively involved as a founding shareholder and member of the board of directors of OCB Bancorp, formerly known as Ojai Community Bank, and SimpliPhi Power, Inc., formerly known as Ojai Energy Systems, Inc., is the chief financial officer of SimpliPhi Power, Inc., and is a member of the law firm Calhoun, Bhella & Sechrest LLP. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

        Mr. Sechrest's extensive experience advising others with respect to developing, financing and protecting businesses and his combination of skill in legal, financial and organizational matters qualify him to sit on our Board.

        Mr. Sechrest serves as non-executive Chairman of the Board of Directors and is a member of the Audit Committee.

David H. Edwab

        Mr. Edwab joined the Company in 1991 and served as Senior Vice President, Treasurer and Chief Financial Officer of the Company. In 1993, he served as Chief Operating Officer of the Company. In 1997, Mr. Edwab was named President of the Company. In 2000, Mr. Edwab was named non-executive Vice Chairman of the Board for the Company. In 2002, Mr. Edwab re-joined the Company as executive Vice Chairman of the Board until his retirement as an executive officer and employee of the Company on October 1, 2014. He continues to serve as the non-executive Vice Chairman of the Board. Mr. Edwab is also a director of New York & Company, Inc., where he serves as chairman of their nomination and governance committee and is on their audit committee, and Vitamin Shoppe, Inc., where he serves on their audit committee and is a member of their nomination and governance committee. Mr. Edwab is an inactive CPA and has experience in investment banking and private equity.

        Mr. Edwab's broad financial, operational and transactional experience in retailing and extensive experience serving on the boards of directors of retail companies qualify him to sit on our Board.

Douglas S. Ewert

        Mr. Ewert joined the Company in 1995. From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President – Merchandising and General Merchandise Manager. In April 2000, he was named Senior Vice President – Merchandising, and in March 2001, he was named Executive Vice President and Chief Operating Officer of K&G Men's Company. In March 2002, he was named Executive Vice President and General Merchandise Manager for the Company. In January 2005, he was named Executive Vice President and Chief Operating Officer. In January 2008, he was named President and Chief Operating Officer. On June 15, 2011, Mr. Ewert became President and Chief Executive Officer of the Company and, in September 2014, his title was changed to Chief Executive Officer. In March 2016, he assumed the position of President in addition to Chief Executive Officer.

        Mr. Ewert's demonstrated leadership and long-term experience with the Company, as well as extensive experience with men's retailing generally, qualify him to sit on our Board.

Tailored Brands, Inc. 2016 Proxy Statement 6

B. Michael Becker

        Mr. Becker served as an Audit Partner for Ernst & Young LLP from 1979 until his retirement in 2006. Mr. Becker was a Senior Consultant on airline risks to Pay Pal, Inc. from August 2008 to November 2009 and from August 2006 to August 2008 had a consulting practice which had an arrangement with Ernst & Young LLP to provide accounting and audit consulting services for two of its clients. Mr. Becker holds an MBA and is also a director at Vitamin Shoppe, Inc., where he is chairman of its audit committee and is on its compensation committee.

        Mr. Becker's extensive experience in financial matters and in auditing and reporting on the financial statements and internal control over financial reporting of large publicly held companies, including retail companies, as well as extensive experience in serving a variety of retailers as auditor, consultant and board member, qualify him to sit on our Board.

        Mr. Becker serves as the Chairman of the Audit Committee.

Irene Chang Britt

        Ms. Britt joined Campbell Soup Company in 2005 and held a number of roles including President, Pepperidge Farm, Inc. and Senior Vice President and Chief Strategy Officer with responsibility for global strategy development, global marketing services and global consumer insights. Prior to Campbell, she held leadership roles with Kraft Foods and Kimberly-Clark. Ms. Britt currently serves on the boards of TerraVia Inc. and Dunkin Brands Group, Inc., including on the audit committee of Dunkin Brands, and formerly served on the Board of Sunoco, Inc. from November 2011 to October 2012.

        Ms. Britt's deep knowledge of the consumer products industry with extensive executive experience and expertise in global strategy development, marketing services and consumer insights, as well as extensive experience serving on the boards of directors of other public companies, qualify her to sit on our Board.

        Ms. Britt is a member of the Audit Committee.

Rinaldo S. Brutoco

        Mr. Brutoco has served as President and Chief Executive Officer of ShangriLa Consulting, Inc., which is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern, and he is President of Seven Oaks Ranch, Inc. and Live Well Brands, Inc., both of which are manufacturers and distributors of organic products. He also is founder, President and Chief Executive Officer of the World Business Academy and has authored multiple books and articles on business theory, economics, corporate governance, corporate responsibility, energy policy and innovation.

        Mr. Brutoco's significant legal, financial, retailing and organizational experience, as well as extensive knowledge of new technologies and business methodologies, qualify him to sit on our Board.

        Mr. Brutoco is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

Dinesh S. Lathi

        Mr. Lathi joined One Kings Lane, Inc., a leading online destination for premium home décor, in 2011 and held a number of roles including Chief Financial Officer, Chief Operating Officer and most recently Chief Executive Officer since 2014. Prior to One Kings Lane, Mr. Lathi spent seven years in various senior executive roles at eBay, Inc. Prior to eBay, Mr. Lathi spent eight years in investment banking and private equity.

Tailored Brands, Inc. 2016 Proxy Statement 7

        Mr. Lathi's extensive experience in leadership, operation and financial management of online retailing as well as his financial expertise gained as an investment banker, private equity executive and chief financial officer qualify him to sit on our Board.

        Mr. Lathi is a member of the Compensation Committee.

Grace Nichols

        Ms. Nichols spent more than twenty years at Limited Brands, including 14 years as Chief Executive Officer of Victoria's Secret Stores from 1992 until she retired in January 2007. Prior to joining Limited Brands, Ms. Nichols held various senior merchandising positions in teen's and women's apparel at The Broadway Southern California divisions of Carter, Hawley, Hale, Inc. Ms. Nichols is also a director of New York & Company, Inc., where she serves as non-executive chairperson and is on the nomination and governance committee and the compensation committee. In addition, Ms. Nichols served as a director of Pacific Sunwear of California Inc. from 2007 to March 2012.

        Ms. Nichols' extensive experience as a senior executive and director in the retail industry, with particular expertise in branding and merchandising, and her ability to understand and analyze the operational and management challenges associated with large retail companies qualify her to sit on our Board.

        Ms. Nichols serves as Chair of the Nominating and Corporate Governance Committee.

Allen I. Questrom

        Mr. Questrom was Chairman and Chief Executive Officer of Neiman Marcus, Inc. from 1988 to 1990. He was Chairman and CEO of Federated Department Stores, Inc. (now Macy's) from February 1990 to May 1997. He served as Chairman of the Board of Barneys New York, Inc. from 1999 to 2001 and as Chief Executive Officer and President from 1999 until 2000. From 2000 through 2004, he was the Chairman and Chief Executive Officer of J.C. Penney Company. He has been a Senior Advisor for Lee Equity Partners since 2006. Mr. Questrom is currently a member of the Board of Directors of At Home retail chain and a Trustee of Boston University. Mr. Questrom was a member of the board of directors of Sotheby's until June 2014; a member of the board of directors of Foot Locker, Inc. until 2013; and a member of the board of directors of Wal-Mart Stores, Inc. and the non-executive chairman of Deb Shops, Inc. until 2010.

        Mr. Questrom's vast executive management experience as the chief executive officer of several large, publicly held retailers and extensive knowledge and expertise in areas such as marketing, merchandising, customer service and the overall retail marketplace qualify him to serve on our Board.

        Mr. Questrom is a member of the Compensation Committee.

Sheldon I. Stein

        Mr. Stein is the President and Chief Executive Officer of Glazer's Distributors, one of the country's largest distributors of wine, spirits, and malt products. From 2008 until July 2010, Mr. Stein was a Vice Chairman of Global Investment Banking and Head of Southwest Investment Banking for Bank of America, Merrill Lynch. Before joining Merrill Lynch, Mr. Stein had been with Bear Stearns for over twenty years as a Senior Managing Director running Bear Stearns' Southwest Investment Banking Group and as a member of Bear Stearns' President Advisory Council. Mr. Stein is also a director of Alon USA Partners, LP, where he serves on the audit committee. In addition, Mr. Stein served as a director of Tuesday Morning Corporation from September 2011 until May 2012.

Tailored Brands, Inc. 2016 Proxy Statement 8

        Mr. Stein's long history of serving as a strategic advisor to chief executive officers of large public companies, as well as extensive experience and skills in corporate finance and mergers and acquisitions, qualify him to sit on our Board.

        Mr. Stein serves as Chairman of the Compensation Committee and is a member of the Nominating and Corporate Governance Committee.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" EACH OF THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION

        Mr. Ewert, our sole employee director, does not receive any additional compensation for his service as a director. Each of our non-employee directors receives an annual cash retainer of $125,000. In addition, Mr. Sechrest, as the Chairman of the Board, receives an additional annual cash retainer of $125,000. The Chair of the Audit Committee receives an additional annual cash retainer of $25,000, members of the Audit Committee who do not serve as the Chairman of the Board or a chair of another committee receive an additional annual cash retainer of $15,000 and any members of the Audit Committee who are also the Chairman of the Board or a chair of another committee receive an additional annual cash retainer of $10,000. The Chair of the Compensation Committee receives an additional annual cash retainer of $20,000 and the Chair of the Nominating and Corporate Governance Committee receives an additional annual cash retainer of $15,000.

        During fiscal 2015, each non-employee director on the last day of each fiscal quarter received a grant of a number of shares of restricted stock equal to $31,250 divided by the closing price of our common stock on the last trading day of such fiscal quarter. Upon appointment to the Board, any new director will receive a grant of 2,500 restricted shares of our common stock. Beginning in fiscal 2016, instead of quarterly equity grants, each non-employee director will receive an annual equity grant equal to a number of shares of restricted stock or DSUs equal to $125,000 divided by the closing price of our common stock as reported on the NYSE on the date of grant, which will be the date of our annual meeting of shareholders. All such awards are subject to the terms of the Tailored Brands, Inc. 2004 Long-Term Incentive Plan. The restrictions on the restricted stock or DSU awards lapse one year after the date of grant or, if earlier, upon the occurrence of a change in control of the Company; provided, that if a director ceases to serve on the Board for any reason other than removal for cause, any outstanding restricted stock or DSU awards will vest on a pro rata basis based on the number of completed months of service during the one-year vesting period.

Procedures and Processes for Determining Director Compensation

        As set forth in the Corporate Governance Guidelines (the "Guidelines"), the Board of Directors or an authorized committee thereof may from time to time review and determine the form and amount of director compensation, including cash, equity-based awards, and other director compensation. The Guidelines further provide that, in determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director's interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program. From time to time, the Compensation Committee reviews director compensation with its independent compensation consultants and makes recommendations to the full Board for approval of any changes to director compensation.

Tailored Brands, Inc. 2016 Proxy Statement 9

Retirement Payments and Benefits for David Edwab

        Mr. Edwab retired as an executive officer and employee of the Company effective October 1, 2014, but continues to serve as the non-executive Vice Chairman of the Board. The Compensation Committee and the Board determined, based on the services he will perform in his new role and the Board's belief that the change in his role will be in the best interest of the Company, that his service as a director would satisfy his responsibilities under his employment agreement and permit the vesting of his equity awards, in each case as contemplated by his employment agreement. Accordingly, in accordance with the terms of his employment agreement and in connection with his retirement, as of February 6, 2015, Mr. Edwab became entitled to receive the following:

  •
  Quarterly installment payments of $437,500 for the two-year period beginning on February 6, 2015;

  •
  Medical insurance benefits until Mr. Edwab and his spouse become eligible for coverage under Medicare, at an aggregate cost to us of approximately $86,000; and

  •
  Eight hours per week of administrative services to be provided by the Company.

        In addition, Mr. Edwab will provide up to ten hours a month of consulting services to us through February 6, 2017 for no additional consideration. Services provided in excess of ten hours a month will be compensated at a rate equal to $750 per hour.

        Mr. Edwab's outstanding equity awards, including 5,000 time-based DSUs and 19,360 shares of restricted stock, which were scheduled to vest on April 13, 2015 vested on February 5, 2015. Upon vesting, Mr. Edwab realized an aggregate value of $1,163,190, based on the $47.75 closing price of our common stock on February 5, 2015. All remaining equity awards held by Mr. Edwab were forfeited as of February 6, 2015.

        Mr. Edwab agreed to continue to serve on the Board of Directors and as non-executive Vice Chairman for a period of two years beginning with last year's annual meeting of shareholders, if requested by the Board of Directors and elected by the shareholders at the relevant annual meeting. Beginning with his election on July 1, 2015 and for any future periods, Mr. Edwab will be compensated on the same basis as a non-employee director.

Director Compensation Table

        The following table summarizes compensation paid to each non-employee director during the fiscal year ended January 30, 2016:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)(3)		Option Awards ($) (3)	All Other Compensation ($) (4)		Total ($)
William B. Sechrest	260,000	125,005		—	10,494	(5)	395,499
David H. Edwab	73,489	93,757		—	1,802,414	(6)	1,969,660
B. Michael Becker	150,000	125,005		—	2,636		277,641
Irene Chang Britt	19,382	82,195	(7)	—	450		102,027
Rinaldo S. Brutoco	140,000	125,005		—	2,636		267,641
Grace Nichols	140,000	125,005		—	7,178	(8)	272,183
Allen C. Questrom	125,000	125,005		—	2,636		252,641
Sheldon I Stein	145,000	125,005		—	2,636		272,641

(1)
Excludes Mr. Lathi as he did not join the Board of Directors until March 8, 2016.
Tailored Brands, Inc. 2016 Proxy Statement 10

(2)
Represents aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718 (for additional information see Note 13 of Notes to Consolidated Financial Statements including in our Annual Report on Form 10-K for the fiscal year ended January 30, 2016).
(3)
The aggregate number of options and unvested stock awards held by each non-employee director as of January 30, 2016 was as follows:

	Aggregate Unvested Stock Awards Outstanding as of January 30, 2016	Aggregate Options Outstanding as of January 30, 2016
William B. Sechrest	4,132	—
David H. Edwab	3,586	—
B. Michael Becker	4,132	—
Irene Chang Britt	4,779	—
Rinaldo S. Brutoco	4,132	3,000
Grace Nichols	4,132	—
Allen I. Questrom	4,132	—
Sheldon I. Stein	4,132	—
(4)
Includes amount of dividends paid to the director on unvested restricted stock awards.
(5)
Includes $7,858 paid by us in fiscal 2015 with respect to the non-participant portion of the insurance premiums for Mr. Sechrest as a result of his participation in our group medical and dental plans.
(6)
Includes retirement payments made to Mr. Edwab in accordance with his employment agreement. Also includes $11,028 paid by us in fiscal 2015 with respect to the non-participant portion of the insurance premiums for Mr. Edwab as a result of his participation in our group medical plan.
(7)
Includes $50,950 related to the one-time award of 2,500 shares issued to Ms. Britt upon her appointment as a director.
(8)
Includes $4,542 paid by us in fiscal 2015 with respect to the non-participant portion of the insurance premiums for Ms. Nichols as a result of her participation in our group medical plan.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

Responsibility for Selection of Director Candidates

        The Board is responsible for selecting director candidates. The Board has delegated the screening process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and executives of the Company will be asked to take part in the process as appropriate. The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members and recommends such individuals to the Board for its consideration.

Director Qualifications

        The Nominating and Corporate Governance Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates. When evaluating candidates, the Board takes into account the composition of the entire Board, including the requirement that a majority of Board members be independent; the diversity of experiences and backgrounds represented on the Board; the need for financial, business, academic, public company and other expertise on the Board and its Committees; and the need to have directors who will work collegially to represent the best interests of the Company and its shareholders, its employees, and the communities in which we do business. This evaluation includes assessing the knowledge and experience of Board candidates in retail, finance, administration, operations, technology, risk management, social media, and marketing.

        The Company considers diversity broadly to include differences of viewpoint, professional experience, individual characteristics, personal background, qualities, skills, qualifications, gender, and ethnicity/race. Although the Company does not have a formal policy with respect to the consideration of diversity in identifying director nominees, the Board and the Nominating and Corporate Governance

Tailored Brands, Inc. 2016 Proxy Statement 11

Committee believe that diversity in experiences, qualifications, backgrounds, and personal characteristics is important to the effectiveness of the Board's oversight of the Company. The Nominating and Corporate Governance Committee does not assign specific weight to particular factors and, depending on the current needs of the Board, may weigh certain factors more or less heavily.

        Director candidates should be able to provide insights and practical wisdom based on their experience and expertise. Directors are expected to prepare for, attend and participate in Board and Board Committee meetings, to ask direct questions and require straight answers, and to devote time needed to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not, and that they have no conflict of interest that would, materially interfere with the member's service as a director. Service on other boards and other commitments are considered by the Nominating and Corporate Governance Committee when reviewing Board candidates.

        The Board believes that each of its directors is knowledgeable and has significant insight relevant to the Company's businesses, has high ethical standards and personal integrity, takes his or her responsibility to the Board seriously, demonstrates strong leadership skills in his or her area of present and past expertise, has the interest, time available and commitment to fulfill his or her responsibilities as director, and has the ability and willingness to contribute with other directors and with management.

        Based on the all of these factors, the Company believes that each of its directors is qualified to serve on its Board of Directors.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Committee also regularly engages in Board succession planning by assessing the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the applicable criteria for directors. In addition, when the Committee seeks a new candidate for directorship, it seeks qualifications from the individual that will complement the attributes and perspectives of the other members of the Board. The Committee takes into consideration whether particular individuals satisfy the independence criteria set forth in the NYSE listing standards, together with any special criteria applicable to service on various committees of the Board.

        In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director from any reasonable source, including through current Board members, current management, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Committee or through one-on-one meetings between Committee members and Board candidates and may be considered at any point during the year. In evaluating any potential nominee, the Committee seeks to achieve a diverse view of thoughts based on each Board member's knowledge, life experiences, capabilities, and professional and personal background.

        With respect to the nomination of Ms. Britt and Mr. Lathi, the Committee engaged a professional search firm to provide potential candidates for their consideration. After research, interviews and further deliberation, the Committee recommended Ms. Britt and Mr. Lathi to the full Board for election as directors effective December 7, 2015 and March 8, 2016, respectively, and for inclusion in the list of nominees to be elected at the Annual Meeting.

Tailored Brands, Inc. 2016 Proxy Statement 12

Shareholder Nominees

        The policy of the Nominating and Corporate Governance Committee is to consider written recommendations from shareholders for positions on the Board of Directors. A shareholder who wishes to recommend a prospective nominee for director for general consideration by the Board should notify the Corporate Secretary of the Company or any member of the Committee in writing with whatever supporting material the shareholder considers appropriate, including the nominee's name and qualifications for Board membership. In evaluating the nominations, the Committee seeks to address the criteria set forth above. In addition, shareholders may nominate persons for election as directors at an annual shareholders' meeting if such nominations are made in accordance with the procedures set forth in the "Shareholder Proposals For 2017 Annual Meeting" section on page 76 of this proxy statement. The Company received no shareholder nominations for the upcoming Annual Meeting.

CORPORATE GOVERNANCE

        Corporate governance is typically defined as the system that allocates duties and authority among a company's shareholders, Board of Directors, and management. The shareholders elect the Board and vote on extraordinary matters. The Board has the ultimate decision-making authority for the Company, except with respect to those matters specifically reserved to the shareholders. The Board has responsibility for the Company's long-term strategic plans, for establishing broad corporate policies, for hiring, overseeing and evaluating executive management, particularly the Chief Executive Officer, and for our overall performance and direction, but is not directly involved in our day-to-day operations. Management runs the Company's day-to-day operations. Board members keep informed about our business by participating in meetings of the Board and its Committees, by reviewing analyses, reports and other materials provided to them by Company management and through discussions with our Chief Executive Officer and other executive officers.

        Our Board of Directors currently consists of ten directors, including eight independent directors and two individuals who are not considered independent directors. If all of the nominees for election are elected, the Board will continue to be comprised of eight independent directors and two non-independent directors.

        As noted, our business and affairs are managed under the direction of the Board of Directors to enhance the long-term value of the Company for our shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of our shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities and society as a whole. To assist the Board in fulfilling its responsibilities, the Board has adopted Corporate Governance Guidelines. The Guidelines are available at www.tailoredbrands.com under "Investor Relations – Corporate Governance – Governance Documents." The Board, with the assistance of the Nominating and Corporate Governance Committee, periodically reviews the Guidelines to ensure they comply with all applicable requirements of the NYSE rules. As contemplated by the Guidelines, the Board of Directors has regular executive sessions where non-management directors meet without management participation. The Chairman of the Board is the presiding director for each executive session.

Affirmative Determination of Directors Independence

        As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, and the applicable rules of the NYSE. In addition, at least two-thirds of the directors (or if two-thirds is not a whole number then at

Tailored Brands, Inc. 2016 Proxy Statement 13

least the nearest whole number to two-thirds that is less than two-thirds) must meet the following qualifications:

  •
  shall not have been employed by us as an executive officer in the past ten years;

  •
  is not an executive officer or director, or a person serving in a similar capacity with, nor an owner of more than 1% of the equity of, a significant customer, supplier, or service provider to us. For purposes hereof, "significant" shall mean circumstances where during the past fiscal year the business with the customer, supplier, or service provider equaled or exceeded either 1% of the revenue thereof or 1% of our revenue;

  •
  is not personally the accountant, lawyer, or financial advisor for compensation to any of our executive officers;

  •
  is not a trustee, director, or officer of any charitable organization that received contributions during the past fiscal year aggregating $100,000 or more from us;

  •
  has not within the last three years engaged in a transaction with us required to be disclosed in our proxy statement pursuant to Subpart 229.400 of Regulation S-K of the Rules and Regulations of the SEC; and

  •
  is not a father, mother, wife, husband, daughter, son, father-in-law, mother-in-law, daughter-in-law, or son-in-law of a person who would not meet the foregoing qualifications.

        A director may not serve on more than four boards of directors of publicly-held companies (including our Board of Directors) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets our requirements for service on the Board. The Nominating and Corporate Governance Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board.

        The Board of Directors has affirmatively determined that each member of the Board, with the exception of Mr. Edwab and Mr. Ewert, is independent in accordance with NYSE Listing Standards and our Guidelines and has no current material relationship with the Company, except as a director. When determining whether a director qualifies as independent, the Board, in accordance with NYSE rules, broadly considers all relevant facts and circumstances to determine whether the director has any material relationship with the Company, either directly or indirectly (as a partner, shareholder or officer of an organization that has a relationship with the Company), other than serving as one of our directors.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors believes that it is beneficial to the Company and increases the effectiveness of the Board to have an independent director integrally involved in establishing and leading the Board agenda and interacting with management on a regular basis. As a result, the Board of Directors has appointed Mr. Sechrest to serve as the non-executive Chairman of the Board. In his capacity as Chairman, Mr. Sechrest consults regularly with Mr. Ewert and other members of management; has primary responsibility with Mr. Ewert for preparing the agenda for Board meetings; leads the meetings of the Board of Directors with Mr. Ewert; and chairs the executive sessions of the Board. We believe that the bifurcation of the chairman and chief executive officer roles leads to more prudent risk management practices and brings a level of oversight to management activities that may not otherwise exist if the chairman and chief executive officer was a single individual. The Board periodically reviews our

Tailored Brands, Inc. 2016 Proxy Statement 14

leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

        The Board and its Committees play an important role in overseeing management's identification, assessment, and mitigation of risks that are material to us. The Board has ultimate oversight responsibility for our risk management program and discharges many of its responsibilities and oversight functions with respect to risk through its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

        In particular, the Audit Committee assists the Board in fulfilling its oversight responsibility relating to the performance of our system of internal controls, legal and regulatory compliance, our audit, accounting and financial reporting processes, and the evaluation of enterprise risk issues, particularly those risk issues not overseen by other committees. The Audit Committee also periodically reviews with our General Counsel legal matters, if any, that may have a material adverse impact on our financial statements, compliance with laws, and material reports, if any, received from regulatory agencies.

        The Compensation Committee is responsible for overseeing the management of risks relating to our compensation programs. In connection with its oversight responsibility, the Compensation Committee periodically reviews and evaluates our compensation programs to determine if there are any pay practices that may create, and any factors that may reduce the likelihood of, excessive risk taking by our employees to determine whether our compensation program presents a material risk to us. Based on its most current review and evaluation, the Compensation Committee has concluded that our compensation programs for our employees (including our executive officers) do not create risks that are reasonably likely to have a material adverse effect on us.

        The Nominating and Corporate Governance Committee oversees risks associated with corporate governance, business conduct, and ethics.

Attendance at the Annual Meeting of Shareholders

        Our Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend our Annual Meeting of Shareholders. All of our then current directors attended our 2015 Annual Meeting of Shareholders.

Communications with the Board of Directors

        The Board believes that it is important for shareholders and other interested parties to have a process by which to send communications to the Board. Accordingly, any shareholder or other interested party wishing to send written communications to any one or more members of our Board Committees or the Board of Directors may do so by sending communications to them in care of the Corporate Secretary, 6100 Stevenson Blvd., Fremont, California 94538. All such communications will be reviewed by the Company and forwarded to Board members as appropriate.

Committees of the Board of Directors and Meeting Attendance

        During the fiscal year ended January 30, 2016, the Board of Directors held seven meetings. Each director attended all of the meetings of the Board of Directors and each committee of which the director was a member.

Tailored Brands, Inc. 2016 Proxy Statement 15

        The Board of Directors has established three standing committees: Audit, Compensation and Nominating and Corporate Governance. The committee(s) on which each director serves is set forth below:

	Audit	Compensation	Nominating and Corporate Governance
William B. Sechrest	M
David H. Edwab
Douglas S. Ewert
B. Michael Becker	C
Irene Chang Britt	M
Rinaldo S. Brutoco	M		M
Dinesh S. Lathi		M
Grace Nichols		M	C
Allen I. Questrom		M
Sheldon I. Stein		C	M

C = Chair
M = Member

Audit Committee

        The Audit Committee operates under a written charter adopted by the Board which reflects SEC and NYSE rules relating to audit committees. The Board affirmatively determined that all members of the Audit Committee are "independent" in accordance with the NYSE Listing Standards and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has determined that each of the members of the Audit Committee is "financially literate" and that each is an "audit committee financial expert," as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee's responsibilities to the Board of Directors are detailed in the Audit Committee Charter, which can be found on the Company's website under "Investors – Corporate Governance – Governance Documents," and are discussed in further detail in the Audit Committee's report which appears on page 71 of this proxy statement. During the fiscal year ended January 30, 2016, the Audit Committee held five meetings.

Compensation Committee

        The Compensation Committee operates under a written charter adopted by the Board which reflects SEC and NYSE rules relating to compensation committees. The Board affirmatively determined that each member of the Compensation Committee is "independent" in accordance with the NYSE Listing Standards, is a "non-employee director," as defined in Section 16 of the Exchange Act, and is an "outside director," as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee assists the Board in its oversight responsibilities related to the Company's compensation strategies, objectives, and programs; reviews and recommends to the Board for approval the principal elements of Board compensation; and reviews and approves compensation and benefit programs and pay levels for the Company's Chief Executive Officer and for executive officers below the chief executive officer level. The Compensation Committee's responsibilities to the Board of Directors are detailed in the Compensation Committee Charter which can be found on the Company's website under "Investors – Corporate Governance – Governance Documents." During the fiscal year ended

Tailored Brands, Inc. 2016 Proxy Statement 16

January 30, 2016, the Compensation Committee held seven meetings. The Compensation Committee's report appears on page 55 of this proxy statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board which reflects SEC and NYSE rules relating to nominating committees. The Board affirmatively determined that all members of the Nominating and Corporate Governance Committee are "independent" in accordance with the NYSE Listing Standards. The Nominating and Corporate Governance Committee is responsible for reviewing and approving the overall corporate governance policies for the Company, for identifying, screening, recruiting and presenting director candidates to the Board of Directors consistent with criteria approved by the Board, nominating directors for Board seats and committee membership, and overseeing Board and Board Committee evaluations. The Nominating and Corporate Governance Committee's responsibilities to the Board of Directors are detailed in the Nominating and Corporate Governance Committee Charter which can be found on the Company's website under "Investors – Corporate Governance – Governance Documents." During the fiscal year ended January 30, 2016, the Nominating and Corporate Governance Committee held one meeting.

Director Equity Ownership

        The Board believes that directors should be shareholders and have a financial stake in the Company. Therefore, the Board requires directors to hold an ownership position in the Company, equal to the lesser of 12,000 shares or $625,000 in aggregate market value. New directors must reach the ownership requirement within five years of becoming a director. Each director has met the new requirement, except Ms. Britt and Mr. Lathi, who have until December 2020 and March 2021, respectively, to do so.

Corporate Governance Materials Available on the Company's Web Site

        Information relating to the Company's corporate governance, including the following governance documents, are available at the Company's investor relations website (www.tailoredbrands.com) under "Investors – Corporate Governance – Governance Documents":

  •
  Corporate Governance Guidelines

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Nominating and Corporate Governance Charter

  •
  Insider Trading Policy

  •
  Code of Ethics and Business Conduct

  •
  Complaint Procedures for Accounting Matters

  •
  Regulation – Fair Disclosure Policy

  •
  Policy Regarding the Hiring of Employees or Former Employees of the Independent Auditor

  •
  Anti-Corruption Compliance Policy

The Company's shareholders may obtain printed copies of these documents by writing to Tailored Brands, Inc., Corporate Secretary, 6100 Stevenson Blvd. Fremont, CA 94538.

Tailored Brands, Inc. 2016 Proxy Statement 17

Compensation Committee Interlocks and Insider Participation

        During fiscal 2015, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

        During fiscal 2015, no member of the Compensation Committee was an officer or employee of the Company or any of our subsidiaries, or was formerly an officer of the Company or any of our subsidiaries, or had any relationships requiring disclosure by us under Item 404 of Regulation S-K of the General Rules and Regulations of the SEC or the NYSE Listing Standards.

PROPOSAL 2:
ADOPTION OF THE
2016 LONG-TERM INCENTIVE PLAN

        The Board proposes that our shareholders approve the adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan (the "2016 LTIP"). On March 16, 2016, based upon the recommendation of the Compensation Committee, the Board adopted the 2016 LTIP, subject to approval by our shareholders. Set forth below is a summary of the material features of the 2016 LTIP, which summary is qualified in its entirety by the text of the 2016 LTIP, a copy of which is attached to this proxy statement as Appendix A.

        The purpose of the 2016 LTIP is to advance the interests of the Company and its shareholders and promote the long-term growth of the Company by providing participants with incentives to maximize shareholder value and to otherwise contribute to the success of the Company, thereby aligning the interests of participants with the interests of the Company's shareholders and providing them additional incentives to continue in their employment or affiliation with the Company. The 2016 LTIP serves these purposes by making equity-based and equity-related awards ("Awards") available for grant to eligible participants in the form of:

  •
  nonqualified stock options to purchase our common stock ("NQSOs");

  •
  incentive stock options to purchase our common stock ("ISOs" and, together with NQSOs, "Options");

  •
  stock appreciation rights ("SARs");

  •
  restricted common stock ("Restricted Stock");

  •
  deferred stock units ("DSUs");

  •
  awards denominated in cash that are subject to the attainment of performance goals ("Cash-Based Awards");

  •
  awards similar to Restricted Stock Awards that are subject to the attainment of performance goals ("Performance Stock Awards");

  •
  awards similar to DSU Awards that are subject to the attainment of performance goals ("Performance Unit Awards"); and

  •
  equity-based or equity-related Awards not otherwise described by the terms and provisions of the 2016 LTIP ("Other Stock-Based Awards").
Tailored Brands, Inc. 2016 Proxy Statement 18

        If our shareholders approve the 2016 LTIP: (1) the Company will have 6,400,000 shares of common stock available for future grant under the 2016 LTIP, less (a) one share of common stock for every share of common stock subject to an Option or SAR granted after May     , 2016 under our existing long-term incentive plan, the Tailored Brands, Inc. 2004 Long-Term Incentive Plan (the "2004 LTIP"), and (b) two shares of common stock for every share of common stock subject to any other award granted after May     , 2016 under the 2004 LTIP; (2) the 2016 LTIP will replace the 2004 LTIP; (3) shares will no longer be available for grant under the 2004 LTIP (except for the planned DSU grants to our non-employee directors discussed below in "New Plan Benefits"); and (4) awards outstanding under the 2004 LTIP will remain in effect in accordance with the terms of the awards and the 2004 LTIP. If the 2016 LTIP is not approved, shares will remain available for grant under the 2004 LTIP.

        As of the Record Date, there were: (1) 1,092,487 shares of our common stock remaining available for issuance under the 2004 LTIP; (2) 1,274,626 outstanding stock options, with a weighted average exercise price of $29.30 and a weighted average term to expiration of 7.53 years; (3) 966,160 outstanding DSUs; (4) 368,951 outstanding performance units; and (5) 48,629,821 total shares of common stock outstanding.

        Our average share usage rate, sometimes referred to as burn rate, over the three years ended January 30, 2016 (calculated as equity-based awards granted under our equity compensation plan for the relevant year, divided by average basic common shares outstanding for that year) is approximately 1.2%. Based on that average share usage rate and recent stock price, the 6.4 million shares should enable us to continue to grant equity incentive compensation for the next 2 years or more. The potential dilution resulting from issuing all 6.4 million shares authorized under the 2016 LTIP, and taking into account outstanding awards, would be 15.7% on a fully-diluted basis.

Key Plan Features

        The 2016 LTIP includes provisions designed to protect the interests of our shareholders and reflect corporate governance best practices, including:

  •
  NO SINGLE TRIGGER ACCELERATED VESTING UPON CHANGE IN CONTROL. The 2016 LTIP does not provide for any automatic mandatory vesting of awards upon a change in control.

  •
  NO LIBERAL SHARE COUNTING OR RECYCLING. The following shares of common stock will not become available again for issuance under the 2016 LTIP: (1) shares withheld from the payment of an Award to satisfy tax obligations with respect to the Award; (2) shares tendered in payment of the exercise price of an Option; (3) shares not issued upon the "net settlement" of a SAR; and (4) shares that we repurchase on the open market with the proceeds of the exercise price of an Option (or proceeds of the exercise price of an Option under the 2004 LTIP).

  •
  MINIMUM VESTING REQUIREMENTS. The 2016 LTIP provides that no Option or SAR will vest until at least one year following the grant date of the award, except in the case of death, disability or change in control; provided, however, that up to 5% of the aggregate number of shares that may be issued under the 2016 LTIP may be subject to Awards that do not meet such vesting requirements.

  •
  AWARDS SUBJECT TO FORFEITURE/CLAWBACK. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, a current or former executive officer must forfeit and repay to the Company any compensation awarded under the 2016 LTIP to the extent specified in any of the Company's recoupment policies established or amended (now or in the future).

  •
  REPRICING/CASH BUYOUT OF UNDERWATER OPTIONS AND SARS NOT ALLOWED WITHOUT SHAREHOLDER APPROVAL. The Compensation Committee may not directly or indirectly lower the exercise price of a previously granted Option or SAR or cancel a previously
Tailored Brands, Inc. 2016 Proxy Statement 19

    granted Option or SAR for a payment of cash or other property, without the prior approval of the Company's shareholders.

  •
  NO EVERGREEN PROVISION. The 2016 LTIP does not contain an annual "evergreen" provision. The 2016 LTIP authorizes the issuance of a fixed number of shares and requires shareholder approval for the issuance of any additional shares, which provides our shareholders with direct input on our equity compensation programs.

  •
  NO LIBERAL CHANGE IN CONTROL DEFINITION; REQUIRE CONSUMMATION OF A CHANGE OF CONTROL EVENT. The change in control definition in the 2016 LTIP is not a "liberal" definition. A change in control transaction must actually occur to trigger the change in control provisions in the 2016 LTIP.

  •
  NO DISCOUNT STOCK OPTIONS OR SARS. All Options and SARs granted under the 2016 LTIP must have an exercise price equal to or greater than the fair market value of our common stock on the grant date.

  •
  NO DIVIDEND EQUIVALENTS ON UNVESTED OR UNEARNED AWARDS. Any dividend equivalents paid under an Award will be subject to restrictions and a substantial risk of forfeiture to the same extent as the Award with respect to which such dividend equivalents are to be paid.

  •
  LIMIT ON NON-EMPLOYEE DIRECTOR AWARDS. The maximum number of shares of common stock subject to Awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $500,000 in total value.

Section 162(m) of the Internal Revenue Code

        Under the 2016 LTIP, the Compensation Committee may grant Cash-Based Awards, Performance Stock Awards and Performance Unit Awards in a manner that constitutes "qualified performance-based compensation" for purposes of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder. Section 162(m) generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any "covered employee" (as defined in Section 162(m)) in any one taxable year. Cash-Based Awards, Performance Stock Awards and Performance Unit Awards granted under the 2016 LTIP will not count against this $1,000,000 deduction limitation provided that (1) the lapse of restrictions on such Awards and the distribution of cash, common stock or other property pursuant to such Awards is contingent upon satisfying one or more of the performance criteria enumerated in the 2016 LTIP, as established and certified by the Compensation Committee, and (2) such Awards otherwise satisfy the requirements for qualified performance-based compensation under Section 162(m). The 2016 LTIP is designed so that Options and SARs granted thereunder will be considered qualified performance-based compensation for purposes of Section 162(m). We are submitting the 2016 LTIP, including the performance criteria set forth therein, to the shareholders for approval at the Annual Meeting to ensure that Cash-Based Awards, Performance Stock Awards and Performance Unit Awards granted under the 2016 LTIP will be deductible as qualified performance-based compensation.

Summary of the 2016 Long-Term Incentive Plan

Administration

        The Compensation Committee will administer the 2016 LTIP. The 2016 LTIP requires the Compensation Committee to be comprised of at least two directors, each of whom will be an "outside director" (within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder) and a "non-employee" director (within the meaning of Rule 16b-3 under the Exchange Act). The Compensation Committee currently consists of three directors, each of whom is an "outside director" and a "non-employee director."

Tailored Brands, Inc. 2016 Proxy Statement 20

        In its capacity as plan administrator, the Compensation Committee will have full and exclusive power to interpret and apply the terms and provisions of the 2016 LTIP and Awards made under the 2016 LTIP, and to adopt such rules, regulations and guidelines for implementing the 2016 LTIP as the Compensation Committee may deem necessary or proper. In carrying out its authority under the Plan, the Compensation Committee will have full and final authority and discretion, including the following rights, powers and authorities to: (1) determine the participants to whom and the times at which Awards will be made; (2) determine the number and exercise price of shares of our common stock covered in each Award; (3) determine the terms, provisions and conditions of each Award; (4) accelerate the time at which any outstanding Award will vest; (5) prescribe, amend and rescind rules and regulations relating to administration of the 2016 LTIP; and (6) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2016 LTIP.

        All determinations and decisions made by the Compensation Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Compensation Committee will be final, conclusive and binding on all parties.

        With respect to each Award granted under the 2016 LTIP, we will enter into a written or electronic award agreement with the participant which describes the terms and conditions of the Award, including (1) the type of Award and when and how it may be exercised or earned, (2) any exercise price associated with the Award, (3) how the Award will or may be settled and (4) any other applicable terms and conditions affecting the Award.

Eligibility

        The Compensation Committee may select any (1) employees of the Company and its affiliates, (2) persons who have agreed to become employees of the Company and its affiliates and are expected to become such within three months of the date of the Award, (3) non-employee directors of the Company and (4) consultants who render services to the Company or its affiliates (other than the prohibited services described in the 2016 LTIP) to receive Awards under the 2016 LTIP. As of May     , 2016, there were approximately 25,000 employees of the Company and its affiliates and nine non-employee directors of the Company. We are unable to reasonably estimate the number of third-party consultants who will be eligible to receive Awards under the 2016 LTIP.

Available Common Stock

        Subject to the adjustments discussed below, the aggregate number of shares of our common stock available for the grant of Awards under the 2016 LTIP will be 6,400,000. The shares of our common stock that may be delivered under the 2016 LTIP may consist of (1) treasury shares and (2) authorized and unissued shares of common stock.

        Upon the grant of an ISO, a NQSO or a SAR, we will reduce the number of shares of our common stock available for issuance under the 2016 LTIP by an amount equal to the number of shares of common stock subject to such Award. Upon the grant of an Award other than an ISO, a NQSO or a SAR (a "Full Value Award"), we will reduce the number of shares of our common stock available for issuance under the 2016 LTIP by an amount equal to the number of shares of common stock subject to such Award multiplied by 2.0. In the case of any SAR which is settled in shares of our common stock, the number of shares of common stock subject to the SAR will be counted against the aggregate number of shares of our common stock available for future Awards for every share of common stock subject to the SAR, regardless of the number of shares of common stock used to settle the SAR upon exercise.

        The following shares of our common stock may be awarded under the 2016 LTIP and do not count against the 6,400,000 share limit:

  •
  shares of common stock allocable to the portion of an Award granted under the 2016 LTIP that terminates or expires, is forfeited or cancelled, for any reason, or is settled in cash in lieu of shares
Tailored Brands, Inc. 2016 Proxy Statement 21

    of common stock or in a manner such that all or some of the shares of Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of common stock;

  •
  shares of common stock subject to outstanding awards under the 2004 LTIP as of the effective date of the 2016 LTIP that, on or after such effective date, cease to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares of Common stock; and

  •
  shares of common stock granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become eligible participants in the 2016 LTIP as the result of a merger, consolidation, acquisition or similar corporate transaction involving such company and the Company or any of its affiliates.

        During any fiscal year of the Company, the Compensation Committee may not grant any employee:

  •
  ISOs, NQSOs or SARs covering more than 500,000 shares of our common stock;

  •
  Performance Stock Awards or Performance Unit Awards covering more than 300,000 shares of our common stock;

  •
  Performance Stock Awards or Performance Unit Awards settled in cash that have a fair market value in excess of the fair market value of a share of common stock on the applicable payment or settlement date of the Award multiplied by 300,000; or

  •
  Cash-Based Awards of more than $7 million.

        The maximum number of shares of common stock subject to Awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $500,000 in total value (based on the grant date fair value of such Awards for financial reporting purposes).

        If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Compensation Committee will adjust the number of shares of common stock available for issuance under the 2016 LTIP, any other limit applicable under the 2016 LTIP with respect to the number of Awards that may be granted thereunder, and the number, class and exercise price (if applicable) or base price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable.

        On May     , 2016, the closing price of our common stock on the NYSE was $             .

Types of Awards

        Options.    The Compensation Committee may grant Options at any time during the term of the 2016 LTIP in such number and upon such terms as it determines; provided, that to the extent that the aggregate fair market value (as defined in the 2016 LTIP) of shares of our common stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, such Options will be treated as NQSOs. The exercise price of any Option will at least equal the fair market value of the our common stock (i.e., the closing price of the our common stock on the NYSE) on the date the Option is granted, and may be paid (1) in cash, (2) by tendering previously-acquired shares of our common stock, (3) by a cashless exercise or (4) through any other method approved by the Compensation Committee. The Compensation Committee will also determine the term of the option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option, all of which will be reflected in the related award agreement. The award agreement will specify whether the Option is intended to be an ISO or a NQSO. The Compensation Committee may grant all of the common stock

Tailored Brands, Inc. 2016 Proxy Statement 22

available for issuance under the 2016 LTIP with respect to ISOs. However, the Compensation Committee may only grant ISOs to employees of the Company or its subsidiaries, and ISOs will be subject to certain additional restrictions, including without limitation compliance with the requirements of Section 422 of the Code.

        Stock Appreciation Rights.    The Compensation Committee may grant SARs at any time during the term of the 2016 LTIP in such number and upon such terms as it determines. The exercise price of any SAR will at least equal the fair market value of our common stock on the date the SAR is granted. The Compensation Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR, all of which will be reflected in the related award agreement. Upon exercise of a SAR, a participant will be entitled to receive a payment from the Company in an amount determined by multiplying the excess of the fair market value of a share of our common stock on the date of exercise over the grant price of the SAR by the number of shares of our common stock with respect to which the SAR is exercised. A SAR may be settled in our common stock, cash or a combination thereof, as determined by the Compensation Committee.

        Restricted Stock.    The Compensation Committee may grant shares of Restricted Stock at any time during the term of the 2016 LTIP in such number and upon such terms as it determines. The Compensation Committee will determine the terms, conditions and any vesting, transferability and forfeiture restrictions applicable to each Restricted Stock Award, all of which will be reflected in the related award agreement. During the period that the shares of Restricted Stock remain subject to forfeiture, (1) we may retain the certificates representing shares of Restricted Stock, (2) a participant may not sell or otherwise transfer the shares of Restricted Stock and (3) unless otherwise provided in the related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends paid with respect to the shares of Restricted Stock (except that receipt of any dividends will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock).

        Deferred Stock Unit Awards.    The Compensation Committee may grant DSUs at any time during the term of the 2016 LTIP in such number and upon such terms as it determines. The value of any DSU will equal the fair market value of a share of our common stock. The Compensation Committee will determine the terms, conditions and any vesting, transferability and forfeiture restrictions applicable to each DSU Award, all of which will be reflected in the related award agreement. The award agreement for a DSU may also specify that the holder of the DSU Award will be entitled to the payment of dividend equivalents under the Award. Unless otherwise provided in the related award agreement, any dividend equivalents paid under a DSU Award will be subject to the same vesting, transferability and forfeiture restrictions as the Award with respect to which such dividend equivalents are to be paid. A DSU may be settled in our common stock, cash or a combination thereof, as determined by the Compensation Committee at such time as is specified in the applicable award agreement.

        Performance Awards.    The Compensation Committee may grant Cash-Based Awards, Performance Stock Awards and Performance Unit Awards at any time during the term of the 2016 LTIP in such number and upon such terms as it determines. The Compensation Committee will determine the terms, conditions and any vesting, transferability and forfeiture restrictions applicable to each Cash-Based Award, Performance Stock Award and Performance Unit Award, all of which will be reflected in the related award agreement. Such restrictions will be based upon the attainment of performance goals determined by the Compensation Committee. The Compensation Committee will base the performance goals on one or more of the following performance criteria enumerated in the 2016 LTIP:

  •
  revenue, revenue growth, product revenue growth, revenue ratios and net revenue;

  •
  net income or loss, operating income and pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus);
Tailored Brands, Inc. 2016 Proxy Statement 23

  •
  earnings, net earnings, earnings before interest, taxes, depreciation, and amortization, earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings reflected in the Company's audited financial statements that is allowed under generally accepted accounting principles, earnings per share and earnings per share growth;

  •
  economic value and economic value added;

  •
  gross profits, operating profits, net operating profit, net profits, profit return and profit before tax;

  •
  gross margin, profit margins, cash margins and operating margin;

  •
  year-end cash;

  •
  cash return on capitalization;

  •
  operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, cost reductions and cost ratios;

  •
  gross sales, net sales, sales growth and comparable sales growth;

  •
  stock price and comparisons with various stock market indices,

  •
  return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed and return on invested capital;

  •
  debt to capital ratio and debt reduction;

  •
  shareholder equity;

  •
  improvement in or attainment of working capital levels, including cash, inventory levels and accounts receivable levels;

  •
  total shareholder return, shareholder return, shareholder value and growth in shareholder value relative to a pre-determined index;

  •
  financial ratios (including those measuring liquidity, activity, profitability or leverage) and financial return ratio;

  •
  cash flow, net cash flow, cash flow from operations, net cash provided by operating activities, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash value added performance and net cash flow before financing activities;

  •
  market share;

  •
  proceeds from dispositions;

  •
  project completion time and budget goals;

  •
  financing and other capital raising transactions (including sales of the company's equity or debt securities);

  •
  acquisitions and divestitures;

  •
  operating efficiencies;

  •
  total market value;

  •
  credit rating;

  •
  sales or licenses of the Company's and its affiliates' assets, including intellectual property, whether in a particular jurisdiction or territory or globally;
Tailored Brands, Inc. 2016 Proxy Statement 24

  •
  customer growth, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio and problem resolution success ratio;

  •
  strategic plan development and implementation and succession plan development and implementation; and

  •
  improvements in productivity, employee satisfaction, employee turnover and recruiting and maintaining personnel.

        As determined by the Compensation Committee, the selected performance criteria may relate to the individual participant, the Company, one or more business units, subsidiaries, divisions, departments, regions, stores, segments, products or functions of the Company or its affiliates, or the Company as a whole, and may be measured on a per share, per capita, per unit, per square foot, per employee, per store, per customer or other objective basis, on a pre-tax or after-tax basis or on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).

        With respect to holders who are not covered employees and who, in the Compensation Committee's judgment, are not likely to be covered employees at any time during the applicable performance period or during any period in which Cash-Based Award, Performance Stock Award or Performance Unit Award may be paid following a performance period, the performance objectives established for the performance period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed in the 2016 LTIP, and such performance objectives will be subject to such other special rules and conditions as the Compensation Committee may establish at any time.

        To the extent permitted by Section 162(m) of the Code, the Compensation Committee may provide that amounts relating to or arising from one or more of the following may be included or excluded from the performance goals on a non-discretionary basis: (1) unusual, infrequently occurring or non-recurring events affecting the Company and/or its affiliates; (2) changes in applicable tax laws; (3) changes in accounting principles; (4) changes related to restructured or discontinued operations; (5) restatement of prior financial results; and (6) any other unusual, infrequently occurring or non-recurring gain or loss including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements, in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year and/or appearing in a press release reporting the Company's earnings for any fiscal period. Under the 2016 LTIP, the Compensation Committee has the authority to exercise negative discretion and reduce (but not increase with respect to holders of Awards who are Covered Employees or who, in the Compensation Committee's judgment, are likely to be Covered Employees) the amount of a Cash-Based Award, Performance Stock Award or Performance Unit Award actually paid to a participant.

        For each Cash-Based Award, Performance Stock Award or Performance Unit Award granted to a covered employee, the Compensation Committee will establish the applicable performance goals while the outcome of the applicable performance goals is substantially uncertain, but in any event prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the performance goal relates and (2) the lapse of 25 percent of the period of service. Each performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met.

        Subject to the terms and conditions of the 2016 LTIP, each holder of a Performance Stock Award will have all the rights of a shareholder with respect to the shares of our common stock issued to the holder pursuant to the Award during any period in which such issued shares of our common stock are subject to forfeiture and restrictions on transfer, including the right to vote such shares of stock; provided, however, that the holder shall not receive payment of dividends until and only to the extent that the performance goals applicable to such Award are satisfied. An award agreement for a Performance Unit Award may

Tailored Brands, Inc. 2016 Proxy Statement 25

specify that the holder of such Award will be entitled to the payment of dividend equivalents under the Award; provided, however, that the holder will not receive payment of such dividend equivalents until and only to the extent that the performance goals applicable to such Award are satisfied. A Performance Unit Award may be settled in our common stock, cash or a combination thereof, as determined by the Compensation Committee.

        Other Stock-Based Awards.    The Compensation Committee may grant Other Stock-Based Awards at any time during the term of the 2016 LTIP in such number and upon such terms as it determines. The Compensation Committee will determine the terms, conditions and any vesting, transferability and forfeiture restrictions applicable to each Other Stock-Based Award, all of which will be reflected in the related award agreement. Other Stock-Based Awards may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Other Stock-Based Awards may be settled in our common stock, cash or a combination thereof, as determined by the Compensation Committee at such time as is specified in the applicable award agreement.

Termination of Employment or Service

        The Compensation Committee will determine the extent to which each Award granted under the 2016 LTIP will vest and the extent to which a participant will have the right to exercise and/or settle the Award in connection with a participant's termination of employment or service. Such provisions, which will be reflected in the related award agreement, need not be uniform among all Awards and may reflect distinctions based on the reasons for termination.

Change in Control

        If a Change in Control (as defined in the 2016 LTIP) occurs while unexercised or unvested Awards remain outstanding under the 2016 LTIP, then, except as otherwise provided in an Award agreement or other agreement between the holder of the Award and the Company, the Compensation Committee will effect one or more of the following alternatives (which may vary among Awards and among individual holders of Awards granted under the 2016 LTIP):

        (1)   accelerate the time at which some or all of the outstanding Awards may be exercised and specify the time at which all such Awards that remain unexercised will terminate;

        (2)   require (A) the mandatory surrender to the Company of some or all of the outstanding Awards as of a date before or after such Change in Control and (B) the payment by the Company of a cash amount per share to the holders of the Awards upon such surrender equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Change in Control over the exercise prices applicable to such Awards;

        (3)   in accordance with the terms of the 2016 LTIP, provide for the assumption or substitution of some or all of the outstanding Awards by a party to the Change in Control transaction that is employing, or affiliated or associated with, the holder of the Awards in the same or a substantially similar manner as the Company prior to the Change in Control;

        (4)   adjust the number of shares and class or series of our common stock covered by an Award so that, when exercised, the Award will cover the number of shares and class or series of our common stock or other securities or property (including, without limitation, cash) the holder of the Award would have been entitled to in connection with the Change in Control if, immediately prior to the Change in Control, the holder of the Award had been the holder of record of the number of shares of our common stock then covered by the Award; or

        (5)   make such adjustments to outstanding Awards then outstanding as the Compensation Committee deems appropriate to reflect such Change in Control.

Tailored Brands, Inc. 2016 Proxy Statement 26

        If the Compensation Committee chooses to effect one or more of the alternatives set forth in paragraphs (3), (4) or (5) above, it may accelerate the time at which some or all outstanding Awards may be exercised.

Transferability

        Except as otherwise provided in a related award agreement or in a domestic relations court order, (1) a participant may not transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of an Award, except by will or the laws of descent and distribution and (2) during a participant's lifetime, only the participant or his or her guardian or legal representative may exercise an Award.

Forfeiture

        If a Forfeiture Determination (as defined in the 2016 LTIP) is made by the Compensation or a court of competent jurisdiction, as applicable, the Board of Directors may determine that some or all Awards granted to any participant (including vested Awards that have been exercised, vested Awards that have not been exercised, and Awards that have not yet vested) and some or all net proceeds realized with respect to any such Awards (including any dividends that have been paid with respect to shares of the common stock covered by the Award) will be forfeited to the Company on such terms as determined by the Board of Directors. The Compensation Committee may specify in an award agreement that the rights, payments and benefits of an Award granted under the 2016 LTIP will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

No Rights as a Shareholder

        Except as otherwise provided in the 2016 LTIP or in a related award agreement, a participant will not have any rights as a shareholder with respect to our common stock covered by an Award unless and until the participant becomes the record holder of such common stock.

Repricing

        The 2016 LTIP expressly prohibits the Board or Compensation Committee from amending the terms of an outstanding Award to (1) reduce the exercise price or grant price of an outstanding Option or SAR or (2) cancel an outstanding Option or SAR in exchange for a payment of cash or other property if the aggregate fair market value of such Option or SAR is less than the gross exercise price or grant price of such Option or SAR, in each case without shareholder approval.

Clawback

        If the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under applicable securities laws, the current or former holder who was a current or former executive officer of the Company or an affiliate must forfeit and repay to the Company any compensation awarded under the 2016 LTIP to the extent specified in any clawback or similar policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date an Award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a holder.

Effective Date and Term

        The 2016 LTIP will become effective upon its approval by the shareholders and, unless earlier terminated, will continue indefinitely until terminated in accordance with its terms.

Tailored Brands, Inc. 2016 Proxy Statement 27

Amendment or Termination

        The Board or Compensation Committee may amend or terminate the 2016 LTIP at any time, except that no amendment or termination may be made without shareholder approval if such approval is required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences

        The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the 2016 LTIP. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2016 LTIP.

Incentive Stock Options

        The Company intends for ISOs to qualify for special treatment available under Section 422 of the Code. A participant will not recognize taxable income when an ISO is granted, and we will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an ISO, provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant's employment is terminated due to disability).

        If the participant does not sell or otherwise dispose of the our common stock acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the participant receives the common stock, then, upon disposition of such common stock, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the common stock in an amount equal to the lesser of: (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the common stock over the exercise price, and we will be entitled to a corresponding deduction. Any amount realized in excess of the value of the common stock on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the common stock.

        The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options

        A participant will not recognize any income when a NQSO is granted, and we will not receive a deduction at that time. However, when a NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of our common stock that the participant purchased on the date of exercise over the exercise price. If a participant uses our common stock or a combination of our common stock and cash to pay the exercise price of a NQSO, the participant will recognize ordinary

Tailored Brands, Inc. 2016 Proxy Statement 28

income equal to the value of the excess of the number of shares of our common stock that the participant purchases over the number of shares of our common stock that the participant surrenders, less any cash the participant uses to pay the exercise price. When a NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the participant recognizes.

        If the amount a participant receives upon disposition of our common stock that the participant acquired by exercising a NQSO is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the NQSO. Conversely, if the amount a participant receives upon disposition of the common stock that the participant acquired by exercising a NQSO is less than the sum of the aggregate exercise price the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the NQSO.

Stock Appreciation Rights

        A participant will not recognize taxable income when a SAR is granted, and we will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the common stock the participant receives over the aggregate exercise price of the SAR, if any, and we will be entitled to a corresponding deduction. If the amount a participant receives upon disposition of the common stock that the participant acquired by exercising a SAR is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the common stock that the participant acquired by exercising a SAR is less than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock

        Unless a participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"), the participant generally will not recognize taxable income when Restricted Stock is granted, and we will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying shares of common stock are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the common stock that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and we generally will be entitled to a deduction equal to the income that the participant recognizes.

        If the amount a participant receives upon disposition of these shares of common stock is greater than the fair market value of the common stock when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of the common stock when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the Restricted Stock vested.

Tailored Brands, Inc. 2016 Proxy Statement 29

        If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the common stock subject to the Restricted Stock Award on the grant date, and we will be entitled to a deduction equal to the income that the participant recognizes at that time.

        However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the common stock subject to a Restricted Stock Award, any appreciation between the grant date and the date the participant disposes of the common stock will be treated as a long-term or short-term capital gain, depending on whether the participant held the common stock for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of the common stock is less than the fair market value of the common stock on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common stock for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Deferred Stock Unit Awards

        The grant of a DSU Award under the 2016 LTIP generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a DSU Award vests, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of our common stock at the time the DSU is settled.

Cash-Based Awards

        A participant will not recognize ordinary income at the time a Cash-Based Award is granted, and we will not be entitled to a deduction at that time. In general, a participant will recognize ordinary income when the Cash-Based Award is settled equal to the amount of the cash received, and we will be entitled to a corresponding deduction.

Performance Stock and Performance Unit Awards

        Performance Stock Awards granted under the 2016 LTIP generally have the same tax consequences as Restricted Stock Awards as discussed above (except that the compensation deduction limitation under Section 162(m) of the Code generally will not apply). A recipient of a Performance Unit Award under the 2016 LTIP generally will not realize U.S. federal taxable income at the time of grant of the Award, and the Company will not be entitled to a deduction at that time with respect to the Award. When the performance goals applicable to the Performance Unit Award are attained and amounts are due under the Award, the holder of the Award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

Other Stock-Based Awards

        Generally, a participant will not recognize taxable income when an Other Stock-Based Award is granted, and we will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award, the participant will recognize ordinary income equal to the cash and/or fair market value of the common stock that the participant receives, less the aggregate exercise price of the Other Stock-Based Award, if any. We generally will be entitled to a deduction equal to the income that the participant recognizes.

        If the participant receives common stock upon the settlement of an Other Stock-Based Award and the amount the participant receives upon disposition of the common stock acquired upon the settlement of the Other Stock-Based Award is greater than the fair market value of the shares of common stock when

Tailored Brands, Inc. 2016 Proxy Statement 30

they were issued to the participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of common stock for more than one year after they were issued. Conversely, if the amount the participant receives upon disposition of the common stock is less than the value of the shares of common stock when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of common stock for more than one year after they were issued.

Section 409A

        Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. The Company intends for the Awards granted under the 2016 LTIP to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

New Plan Benefits

        All Awards granted under the 2016 LTIP will be at the discretion of the Compensation Committee and, in the case of Cash-Based Awards, Performance Stock Awards and Performance Unit Awards, dependent upon the Company's future performance. As a result, the specific number and terms of Awards that (1) will be granted to participants or (2) would have been granted to participants during the 2015 fiscal year had the 2016 LTIP been in place, are not determinable. Consistent with our annual compensation program for our non-employee directors, the Compensation Committee plans to grant at the Annual Meeting DSUs under the 2004 LTIP to each of our non-employee directors with a grant date fair market value equal to $125,000 regardless of whether our shareholders approve the 2016 LTIP at the Annual Meeting. See "Director Compensation" beginning on page 9 of this proxy statement for information regarding our non-employee director compensation program.

        For information regarding our common stock to be issued and available for issuance under our existing equity compensation plans, see the "Equity Compensation Plan Information" table appearing on page 32 of this proxy statement.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" ADOPTION OF THE TAILORED BRANDS, INC. 2016 LONG-TERM INCENTIVE PLAN.

Tailored Brands, Inc. 2016 Proxy Statement 31

EQUITY PLAN COMPENSATION INFORMATION

        The following table sets forth certain equity compensation plan information for the Company as of January 30, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a) (1)	Weighted- Average Exercise Price of Outstanding Options (b) (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in column (a)) (c) (3)
Equity Compensation Plans Approved by Security Holders	1,327,879	$39.65	3,219,225
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,327,879	$39.65	3,219,225

(1)
Consists of 681,117 shares issuable upon exercise of outstanding stock options and 646,762 shares issuable upon conversion of outstanding DSUs and performance units.
(2)
Calculated based upon outstanding stock options to purchase shares of our common stock.
(3)
Securities available for future issuance include 2,653,359 shares under the 2004 LTIP and 565,866 shares under the Employee Stock Discount Plan. Refer to Note 13 and Note 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2016.

PROPOSAL 3:
ADOPTION OF THE 2016 CASH INCENTIVE PLAN

        The Board proposes that our shareholders approve the adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan (the "2016 Incentive Plan"). On March 16, 2016, based upon the recommendation of the Compensation Committee, the Board adopted the 2016 Incentive Plan, subject to approval by our shareholders. Set forth below is a summary of the material features of the 2016 Incentive Plan, which summary is qualified in its entirety by the text of the 2016 Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

        The purpose of the 2016 Incentive Plan is to foster and promote the long-term financial success of the Company and its affiliates and increase shareholder value by providing participants an opportunity to earn incentive compensation if specified performance objectives are met, enabling the Company and its affiliates to attract and retain talented employees and maximizing our tax deduction for compensation paid to participants.

Section 162(m) of the Internal Revenue Code

        We intend for compensation payable under the 2016 Incentive Plan to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder. Section 162(m) generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any "covered employee" (as defined in Section 162(m)) in any one taxable year. Compensation payable under the 2016 Incentive Plan will not count against this $1,000,000 deduction limitation provided that such compensation (1) is contingent on the achievement of one or more performance objectives based on the performance criteria enumerated in the 2016 Incentive Plan and (2) otherwise satisfies the requirements for qualified performance-based compensation under Section 162(m). We are submitting the 2016 Incentive Plan, including the performance criteria set forth therein, to our shareholders for approval at the Annual Meeting to ensure that the compensation payable under the 2016 Incentive Plan will be deductible as qualified performance-based compensation.

Tailored Brands, Inc. 2016 Proxy Statement 32

Summary of the 2016 Cash Incentive Plan

Administration

        The Compensation Committee will administer the 2016 Incentive Plan. The 2016 Incentive Plan requires the Compensation Committee to be comprised of at least two directors and, to the extent necessary under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder, each member of the Compensation Committee will be an "outside director" (within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder). The Compensation Committee currently consists of three directors, each of whom is an "outside director." The Compensation Committee will have the authority to select the individuals to whom awards may be granted, grant awards and determine the terms and conditions of each award. The Compensation Committee will also have the authority to construe, interpret and administer the 2016 Incentive Plan. The Compensation Committee may not, however, interpret the 2016 Incentive Plan in a manner that would cause any award intended to constitute qualified performance-based compensation under Section 162(m) to fail to so qualify with respect to a covered employee. All determinations made by the Compensation Committee will be final and conclusive on all participants and other persons.

Eligibility

        The Compensation Committee may select any officer or other key employee of the Company or any of its affiliates to participate in the 2016 Incentive Plan. The Compensation Committee will select the individuals eligible to participate in the 2016 Incentive Plan for each performance period, which will consist of each fiscal year (or portion thereof) of the Company, or such other period of twelve months or less as determined by the Compensation Committee. As of April 4, 2016, there were approximately 12 officers and other key employees of the Company and its affiliates.

Description of Awards

        For each performance period, the Compensation Committee may grant awards in such amounts and on such terms as it determines. For each award granted under the 2016 Incentive Plan, the Compensation Committee will establish one or more performance objectives that will be applied to determine the amount of compensation payable with respect to such award. The Compensation Committee will base the performance objectives on one or more of the following performance criteria enumerated in the 2016 Incentive Plan:

  •
  revenue, revenue growth, product revenue growth, revenue ratios and net revenue;

  •
  net income or loss, operating income and pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus);

  •
  earnings, net earnings, earnings before interest, taxes, depreciation, and amortization, earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings reflected in the Company's audited financial statements that is allowed under generally accepted accounting principles, earnings per share and earnings per share growth;

  •
  economic value and economic value added;

  •
  gross profits, operating profits, net operating profit, net profits, profit return and profit before tax;

  •
  gross margin, profit margins, cash margins and operating margin;

  •
  year-end cash;

  •
  cash return on capitalization;
Tailored Brands, Inc. 2016 Proxy Statement 33

  •
  operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, cost reductions and cost ratios;

  •
  gross sales, net sales, sales growth and comparable sales growth;

  •
  stock price and comparisons with various stock market indices,

  •
  return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed and return on invested capital;

  •
  debt to capital ratio and debt reduction;

  •
  shareholder equity;

  •
  improvement in or attainment of working capital levels, including cash, inventory levels and accounts receivable levels;

  •
  total shareholder return, shareholder return, shareholder value and growth in shareholder value relative to a pre-determined index;

  •
  financial ratios (including those measuring liquidity, activity, profitability or leverage) and financial return ratio;

  •
  cash flow, net cash flow, cash flow from operations, net cash provided by operating activities, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash value added performance and net cash flow before financing activities;

  •
  market share;

  •
  proceeds from dispositions;

  •
  project completion time and budget goals;

  •
  financing and other capital raising transactions (including sales of the company's equity or debt securities);

  •
  acquisitions and divestitures;

  •
  operating efficiencies;

  •
  total market value;

  •
  credit rating;

  •
  sales or licenses of the Company's and its affiliates' assets, including intellectual property, whether in a particular jurisdiction or territory or globally;

  •
  customer growth, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio and problem resolution success ratio;

  •
  strategic plan development and implementation and succession plan development and implementation; and

  •
  improvements in productivity, employee satisfaction, employee turnover and recruiting and maintaining personnel.

        The Compensation Committee may apply different performance criteria and performance objectives to individual participants or to groups of participants. The performance criteria and performance objectives selected by the Compensation Committee may relate to the individual participant, the Company, one or more affiliates of the Company and/or one or more divisions or business units of the

Tailored Brands, Inc. 2016 Proxy Statement 34

Company or its affiliates, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices.

        With respect to participants who are not covered employees and who, in the Compensation Committee's judgment, are not likely to be covered employees at any time during the applicable performance period or during any period in which incentive compensation may be paid following a performance period, the performance objectives established for the performance period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed in the 2016 Incentive Plan, and such performance objectives will be subject to such other special rules and conditions as the Compensation Committee may establish at any time.

        The Compensation Committee may state the amount of compensation payable if the performance objectives underlying an award are met as a specific dollar amount, a percentage of a participant's Annual Base Salary (as defined in the 2016 Incentive Plan), a percentage (not to exceed 100%) of an aggregate amount allocable to a group of participants or in any other objective manner determined by the Compensation Committee. In addition, the Compensation Committee may state the amount of compensation payable as a target amount payable if the applicable performance objectives are met and in larger or smaller increments if the applicable performance objectives are exceeded or partially met. No participant may receive compensation of more than $7 million in any fiscal year under the 2016 Incentive Plan.

        With respect to each award granted under the 2016 Incentive Plan, the Compensation Committee will establish in writing the applicable performance objectives, performance period and method for computing the compensation payable with respect to the award while the outcome of the applicable performance objectives is substantially uncertain, but in no event later than the earlier of (1) 90 days after the beginning of the applicable performance period or (2) the expiration of 25% of the applicable performance period.

        After the end of each performance period, the Compensation Committee will certify in writing the extent to which the applicable performance objectives with respect to any award have or have not been met and whether any other material terms of the award were satisfied. We will pay a participant's compensation for each performance period in one or more cash payments. A participant may elect to defer payment of his or her award under the 2016 Incentive Plan pursuant to the terms of a deferred compensation program (if any) then maintained by the Company or its affiliates.

        To the extent consistent with Section 162(m) of the Code, the Compensation Committee may adjust the performance objectives relating to an award in recognition of: (1) unusual, infrequently occurring or non-recurring events affecting the Company and/or its affiliates; (2) changes in applicable tax laws; (3) changes in accounting principles; (4) changes related to restructured or discontinued operations; (5) restatement of prior financial results; and (6) any other unusual, infrequently occurring or non-recurring gain or loss including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements, in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year and/or appearing in a press release reporting the Company's earnings for any fiscal period. The Compensation Committee will make appropriate adjustments to reflect the effect (if any) on any performance criteria or performance objectives of any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change. Under the 2016 Incentive Plan, the Compensation Committee has the authority to exercise negative discretion and reduce (but not increase) the amount of compensation to be paid to a participant with respect to an award.

Tailored Brands, Inc. 2016 Proxy Statement 35

Termination of Employment

        If, during a performance period, a participant's employment is terminated involuntarily without Cause or as a result of the participant's death, Disability or Retirement (as such terms are defined in the 2016 Incentive Plan), unless otherwise provided in an agreement between the participant and the Company, in the sole discretion of the Compensation Committee, the participant may be eligible to receive a pro-rata portion (based on the number of calendar days that the participant was employed by us during the performance period) of the compensation that would have been payable if he or she had remained employed for the full performance period. If a participant's employment is terminated prior to the end of a performance period for any other reason, the participant will not be eligible to receive any compensation under the 2016 Incentive Plan for such performance period. If a participant's employment is terminated after the end of a performance period but prior to the related payment date, the participant will be entitled to payment of any compensation earned for such performance period under the 2016 Incentive Plan, except in the event of a termination for Cause, in which case the participant will not be eligible to receive any compensation earned for such performance period.

Change in Control

        Except as otherwise provided in an agreement between the participant and the Company or in a change in control plan or program sponsored by the Company covering the participant, if a Change in Control (as such term is defined in the 2016 Incentive Plan) occurs during a performance period, we will consider each award granted under the 2016 Incentive Plan to be earned and payable in the amount determined by the Compensation Committee, based upon the extent to which the performance objectives applicable to the award have been satisfied as of the date of the Change in Control. We will pay the compensation payable with respect to each such award to the participant within 30 days following the date of the Change in Control, unless the participant has made a valid deferral election under a deferred compensation plan maintained by the Company or its affiliates.

Transferability

        A participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits under the 2016 Incentive Plan prior to his or her actual receipt of such rights or benefits.

Clawback

        All awards granted under the 2016 Incentive Plan will be subject to deduction, forfeiture, recoupment or similar requirement in accordance with any clawback or similar policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date an award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a participant.

Effective Date

        The 2016 Incentive Plan will be effective as of January 31, 2016, subject to its approval by our shareholders. Any awards granted by the Compensation Committee to participants prior to the date on which the 2016 Incentive Plan is approved by our shareholders will be contingent upon such shareholder approval and will be null and void and of no effect in the event that our shareholders do not approve the 2016 Incentive Plan.

Amendment or Termination

        The Compensation Committee may amend, revise, suspend or discontinue the 2016 Incentive Plan at any time without the consent of any participant, subject to any shareholder approval requirements imposed by applicable law, rules or regulations. However, to the extent required by Section 162(m) of the

Tailored Brands, Inc. 2016 Proxy Statement 36

Code, the Compensation Committee may not change the performance criteria enumerated in the 2016 Incentive Plan without shareholder approval.

Section 409A

        Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation arrangements and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. We intend for the awards granted under the 2016 Incentive Plan to be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder, and the Compensation Committee will interpret, administer and operate the 2016 Incentive Plan accordingly.

New Plan Benefits

        All awards granted under the 2016 Incentive Plan will be at the discretion of the Compensation Committee and dependent upon our future performance. As a result, the exact benefits or amounts that (1) participants will receive or (2) participants would have received during the 2015 fiscal year had the 2016 Incentive Plan been in place, are not determinable. The Compensation Committee granted awards under the 2016 Incentive Plan to 12 officers and other key employees subject to shareholder approval of the Incentive Plan at the Annual Meeting. We must achieve a cash provided by operating activities target in fiscal 2016 for any amounts to be earned under these awards. If we achieve such target, 80% of the target award amount will be based on our level of achievement of certain corporate and divisional financial performance objectives and 20% of the target award amount will be based on the recipient's achievement of certain personal non-financial performance objectives.

        For information concerning the performance bonus opportunities provided to our executive officers in fiscal 2015 and the performance bonuses earned by the executive officers in fiscal 2015, see "Compensation Discussion and Analysis – Detailed Report – Elements of 2015 Executive Compensation – Annual Cash Performance Bonuses" beginning on page 48 of this proxy statement.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE ADOPTION OF THE 2016 CASH INCENTIVE PLAN.

 PROPOSAL 4:
APPROVAL OF AMENDMENT TO BYLAWS TO REQUIRE THE RESIGNATION OF ANY DIRECTOR WHO DOES NOT RECEIVE A MAJORITY VOTE IN UNCONTESTED DIRECTOR ELECTIONS

        On March 16, 2016, the Board of Directors determined that it would seek shareholder input about whether the Company should amend its bylaws to allow for a form of majority voting in uncontested director elections. The Board is asking that shareholders consider a form of majority voting for non-contested director elections in which directors would continue to be elected by a plurality vote, but the director would be required to resign, subject to Board's acceptance of the resignation, in the event that the director nominee in an uncontested election receives more "against" votes than "for" votes.

        To accomplish this, we would amend our Bylaws to require a nominee for election or reelection as a director to deliver to the Company a written and irrevocable resignation letter prior to the meeting of shareholders at which his or her name is to be placed in nomination. The resignation letter shall state that the person resigns as a director of the Company effective upon (i) receiving less than a majority of the vote (i.e., more "against" votes than "for" votes), in an uncontested election of directors and (ii) the Board of Directors voting to accept such resignation by at least a majority vote of all directors. Within 90 days of

Tailored Brands, Inc. 2016 Proxy Statement 37

the date of the annual meeting, the Board shall issue a Current Report on Form 8-K indicating whether it had accepted the resignation and its reasons therefor.

        An election shall be considered contested if, at the time of the meeting at which such election is to take place, the number of persons standing for election as a director exceeds the number of directors to be elected at the meeting of shareholders.

        The Board has authorized, and recommends that shareholders approve, this change to the voting standard for directors in uncontested elections. If the proposed amendment is approved, Section 2.06 of our Bylaws will be amended and restated to read as follows:

  Section 2.06.    Submission of Questionnaire, Representation and Agreement; Resignation.    To be eligible to be a nominee for election or reelection as a director of the corporation (other than a nominee nominated pursuant to Section 2.05(A)(1)(a) or (b) or Section 2.05(B)(1) of Article II), a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.05 of Article II of these bylaws) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the corporation, with such person's fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the corporation. In addition, for any person to be eligible to be a nominee for election or reelection as a director of the corporation, that person must deliver to the Secretary of the corporation a written and irrevocable resignation letter meeting the requirements of Section 21.4091 of the Texas Business Organization Code. Such resignation must be delivered prior to the meeting of shareholders at which his or her name is to be placed in nomination and shall state that it is irrevocable and that the person resigns as a director of the corporation effective upon (i) receiving less than a majority of the votes cast for the election of directors in an uncontested election of directors (i.e., more "against" votes than "for votes"), by shareholders entitled to vote in the election of directors at the meeting of the shareholders at which a vote is being taken with respect to the election of such person as a director and (ii) the Board of Directors of the corporation voting to accept such resignation by at least a majority vote of all directors. An election shall be considered contested if, at the time of the meeting of the shareholders at which such election is to take place, the number of persons standing for election, including any person with respect to whom the corporation has received a notice of intent to nominate in compliance with Section 2.05 of these Bylaws, exceeds the number of directors to be elected at the meeting of shareholders.

        If approved, this amendment will become effective immediately for all future elections of directors beginning in 2017.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE APPROVAL OF THE AMENDMENT TO OUR BYLAWS TO REQUIRE THE RESIGNATION OF ANY DIRECTOR WHO DOES NOT RECEIVE A MAJORITY VOTE IN UNCONTESTED DIRECTOR ELECTIONS.

Tailored Brands, Inc. 2016 Proxy Statement 38

EXECUTIVE OFFICERS

        The following table lists the name, age, current position and period of service with the Company for each executive officer. Each officer will hold office until his successor shall have been elected and qualified or appointed.

Name	Age	Position with the Company	Executive Officer Since
Douglas S. Ewert	52	President and Chief Executive Officer	2000
Benjamin C. Baum	43	Executive Vice President and Chief Digital Officer	2015
Jon W. Kimmins	58	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2013
Hyon C. Park	43	Executive Vice President and Chief Information Officer	2015
A. Alexander Rhodes	57	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary	2015
Matthew Stringer	40	Executive Vice President – Marketing	2014
Bruce K. Thorn	49	Executive Vice President and Chief Operating Officer	2015
Brian T. Vaclavik	49	Senior Vice President, Chief Accounting Officer and Principal Accounting Officer	2014

        See the discussion under "Board of Directors" for the business experience of Mr. Ewert.

        Benjamin C. Baum joined the Company in May 2015 as Executive Vice President and Chief Digital Officer. Prior to joining the Company, from March 2014 through March 2015, Mr. Baum founded and served as omnichannel retail executive for Digital Commerce and Retail Advisory, LLC. Mr. Baum's previous roles include executive vice president and chief digital officer of Bebe, Inc. since October 2012, head of business development, shopping at Google since May 2011, and several executive strategy and merchandising positions at Target.

        Jon W. Kimmins joined the Company in 2013 as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer. Mr. Kimmins served as the executive vice president – finance and operations of LF-USA, Inc., a division of Li & Fung Limited, a wholesaler of apparel, footwear and fashion accessories, since April 2008.

        Hyon C. Park joined the Company in 2011 as Vice President – Information Technology and, in October 2011, he was named Senior Vice President and Chief Information Officer. In January 2015, he was named Executive Vice President and Chief Information Officer.

        A. Alexander ("Sandy") Rhodes joined the Company in April 2015 as Executive Vice President and General Counsel. In July 2015, Mr. Rhodes also became Chief Compliance Officer of the Company and, in January 2016, Corporate Secretary of the Company. Prior to joining the Company, Mr. Rhodes was with Chico's FAS, Inc., a women's specialty apparel retailer, since January 2003 most recently serving as its executive vice president-general counsel and corporate secretary.

        Matthew Stringer joined the Company in 1999. In March 2008, Mr. Stringer was named Vice President – Marketing and, in March 2011, was named Senior Vice President – Marketing. In September 2014, Mr. Stringer was promoted to Executive Vice President – Marketing.

        Bruce K. Thorn joined the Company in June 2015 as Executive Vice President and Chief Operating Officer. Mr. Thorn held various enterprise level roles with PetSmart, Inc. since 2007, most recently as executive vice president, store operations, services and supply chain. Mr. Thorn's other experiences include leadership positions with Gap, Inc., Cintas Corp., LESCO, Inc. and The United States Army.

        Brian T. Vaclavik joined the Company in 2000 as Assistant Controller. In April 2005, Mr. Vaclavik was promoted to Corporate Controller and, in April 2006, he was named Associate Vice President and Corporate Controller. In April 2007, Mr. Vaclavik was promoted to Vice President and Corporate Controller and, in December 2012, he was named Vice President – Finance & Accounting. In June 2014, Mr. Vaclavik became Senior Vice President, Chief Accounting Officer and Principal Accounting Officer of the Company.

Tailored Brands, Inc. 2016 Proxy Statement 39

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives and policies and focuses on the compensation of our Named Executive Officers in our 2015 fiscal year. Our Named Executive Officers for our 2015 fiscal year consisted of:

  •
  Douglas S. Ewert, our President and Chief Executive Officer;

  •
  Jon W. Kimmins, our Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer;

  •
  Bruce K. Thorn, our Executive Vice President and Chief Operating Officer;

  •
  A. Alexander Rhodes, our Executive Vice President-General Counsel, Chief Compliance Officer and Corporate Secretary; and

  •
  Benjamin C. Baum, our Executive Vice President and Chief Digital Officer.

        Please note that Mr. Thorn, Mr. Rhodes, and Mr. Baum joined the Company at various times during 2015. Thus, there is no historical compensation information for these three Named Executive Officers other than the compensation received in fiscal 2015.

Executive Summary

Objectives

        The Company's compensation program is designed to attract and retain talented leaders who appreciate and are committed to our culture and mission and emphasizes pay for performance. Our compensation elements seek to balance all aspects of an executive's responsibilities: base salary for day-to-day responsibilities, cash incentive bonus for shorter-term returns linked to annual Company performance, and equity awards for aligning the executives' focus with shareholder value and the long-term, future performance of the Company.

        We set the applicable performance goals for our annual cash performance bonus program near the beginning of the fiscal year using challenging but realizable targets so that achievement of the goals is both uncertain and objective. These goals are based upon the annual financial plan approved by the Board.

        In addition to our core elements of base salary, cash incentives, and equity awards, our compensation program includes other standard benefits that are available to all employees, such as medical and dental insurance, life and disability insurance, a 401(k) Savings Plan, and a broad-based employee stock discount plan, among other optional benefits. Senior executives are also covered by a supplemental long-term disability plan and may also participate in an annual executive physical program.

2015 Performance

        On June 18, 2014, we acquired all of the outstanding common stock of Jos. A. Bank Clothiers, Inc. ("Jos. A. Bank"), a men's specialty retailer, for approximately $1.8 billion. Our store count, inventory, suppliers, personnel, assets and liabilities, revenue and expense increased materially as a result of the acquisition. The integration of Jos. A. Bank and the Joseph Abboud brand (which we acquired in 2013) continued to require a significant commitment of time, energy and focus by our Board of Directors and management team in fiscal 2015. An important element of the Jos. A. Bank integration involved transitioning away from the promotions previously offered by Jos. A. Bank, which we believe are ultimately unsustainable for the business. Although our Men's Wearhouse, Moores, and K&G brands continued to perform well in fiscal 2015, the necessary change to the Jos. A. Bank promotional model has been significantly more difficult than we expected and negatively impacted our fiscal 2015 results.

Tailored Brands, Inc. 2016 Proxy Statement 40

        A summary of our GAAP financial and operating performance for fiscal 2015, which includes the results of Jos. A. Bank from June 18, 2014, compared to fiscal 2014 is presented below.

        Key operating metrics for fiscal 2015 include:

  •
  Overall net sales increase of 7.5%.

  •
  Comparable sales increased 4.9% at Men's Wearhouse and 5.0% at K&G.

  •
  Comparable sales decreased 16.4% at Jos. A. Bank (1) and 1.7% at Moores.

  •
  Operating loss of $1,077.3 million, primarily driven by non-cash goodwill and intangible asset impairment charges of $1,243.4 million, compared to operating income of $73.2 million in fiscal 2014.

  •
  Diluted loss per share of $21.26 compared to diluted loss of $0.01 per share in fiscal 2014.

        Key liquidity metrics for fiscal 2015 include:

  •
  Cash provided by operating activities was $131.7 million in fiscal 2015 compared to $94.8 million in fiscal 2014.

  •
  Capital expenditures were $115.5 million in fiscal 2015 compared to $96.4 million in fiscal 2014.

  •
  We repaid $8.0 million on our term loan and had no borrowings outstanding on our credit facility as of January 30, 2016.

  •
  We returned $35.0 million to our shareholders in fiscal 2015 through dividends totaling an aggregate of $0.72 per share.

        During the fourth quarter of fiscal 2015, we began implementing a profit improvement plan intended to reduce costs and improve operating performance. This plan includes a store rationalization program designed to improve our expense structure, which identified approximately 250 stores to be closed, and other operating efficiencies.

Pay for Performance

        Our compensation philosophy emphasizes pay for performance and places a significant percentage of Named Executive Officer compensation "at risk." In fiscal 2015, our financial performance did not meet our goals and expectations. We did not achieve the required threshold level of net income before any bonus could be paid. As a result, except for certain one-time contractual cash inducement awards for the first year of their employment paid to Mr. Thorn and Mr. Baum, Named Executive Officers did not receive any cash incentive bonus for fiscal 2015. In addition, the Company has determined that the performance units granted in September 2014 and throughout 2015 to each of our Named Executive Officers are no longer likely to vest given the Company's performance. (2) Furthermore, all long-term incentive awards granted to our Named Executive Officers for fiscal 2015, including those granted in September 2014, are equity-based whereby stock price movement impacts the value realized by the Named Executive Officer if the award vests or is earned.

        As a result, we believe that the fiscal 2015 performance-based compensation together with base salary levels are well-aligned with the Company performance for the year and the link between pay and performance is strong.

(1)
Note, comparable sales for Jos. A. Bank are calculated in the same manner as our other brands except that it is based on Jos. A. Bank's entire fiscal 2014, a portion of which was prior to our acquisition on June 18, 2014.
(2)
Note, however, that disclosure rules require us to include the target grant value of performance units granted in fiscal 2013, 2014 and 2015 in the Summary Compensation Table on page 56, even if these awards are later forfeited.
Tailored Brands, Inc. 2016 Proxy Statement 41

2015 Executive Compensation Program

        In light of the significant changes the Company experienced in fiscal 2014, the Compensation Committee, with the assistance of Pay Governance LLC ("Pay Governance"), the Compensation Committee's independent compensation consultant, conducted a comprehensive review of the Company's compensation practices following the completion of the Jos. A. Bank acquisition. As a result of this review, and taking into consideration input from the Company's Chief Executive Officer and Pay Governance, the Compensation Committee determined in September 2014 that it was in the best interest of the Company to increase certain executive officers' base salaries and to revise and adjust various aspects of the Company's compensation practices pertaining to both our annual cash performance bonus program and equity awards. These changes were designed and intended to address the substantially increased demands upon and responsibilities of our executives and the material impact the Jos. A. Bank acquisition will have on the scope of the Company's operations and the Company's financial performance.

        For fiscal 2015, our annual cash performance bonus program for our Named Executive Officers consisted of a Company performance component based on net consolidated earnings before interest and taxes ("EBIT") and an individual performance component. The Compensation Committee established the percentages of the annual cash performance bonus based on Company performance and individual performance at 80% and 20%, respectively, for our Named Executive Officers. In addition, the annual cash performance bonus program was contingent on achieving 75% of our net income target for fiscal 2015 for any awards to be achieved. As this target was not achieved, no annual cash performance bonuses were paid to our Named Executive Officers, except as required for Mr. Thorn and Mr. Baum.

        In addition, as part of the implementation of the updated compensation program recommended by Pay Governance, the Compensation Committee determined that it was in the best interests of the Company to grant equity awards to certain senior executive officers, including our then Named Executive Officers, under the new program in September 2014 instead of during our regular annual grant process in fiscal 2015. The Compensation Committee believed it was important to recognize the efforts of these officers at that time and provide a strong incentive for them to remain with the Company, and achieve strong results, during and following the integration of Jos. A. Bank. The September 2014 equity awards were intended to represent an acceleration of the equity awards that the Compensation Committee would customarily grant during the first quarter of fiscal 2015. Due to the acceleration of the fiscal 2015 equity awards and other factors described in this report, the total compensation reported in the Summary Compensation Table for Mr. Ewert and Mr. Kimmins for fiscal 2015 is significantly lower than the amounts reported for fiscal 2013 and fiscal 2014.

        Mr. Thorn, Mr. Rhodes, and Mr. Baum joined the Company at various times during 2015 and received equity awards as described on pages 50-52.

2015 Advisory Vote on Executive Compensation

        At our 2015 Annual Meeting of Shareholders, our shareholders approved the compensation of our Named Executive Officers, with 98.6% of the votes cast in favor of our "say-on-pay" resolution. The Compensation Committee views this strong level of support as an affirmation of our executive pay practices. The Compensation Committee considered the results of the 2015 "say-on-pay" vote in its evaluation of our executive compensation program, and in light of the overwhelming support our shareholders expressed last year, it did not make any material changes to our executive compensation program as a result of the 2015 "say-on-pay" vote.

Tailored Brands, Inc. 2016 Proxy Statement 42

Summary of Compensation Practices and Policies

        Compensation practices that encourage and support good governance and mitigate excessive risk taking that we follow, and problematic compensation practices that we avoid, include the following:

WHAT WE DO

✓    Pay for Performance:    We align executive compensation with Company objectives on both a short-term and long-term basis. The majority of our target total direct compensation for our Named Executive Officers is comprised, over the long term, of variable compensation through our annual cash performance bonuses and equity awards. Actual total direct compensation varies based on the extent of achievement of, among other things, operational and financial performance goals and individual performance criteria.

✓    Stock Ownership Guidelines:    Our stock ownership guidelines encourages executives to own stock and/or have an interest in deferred stock units valued at a multiple of base salary, ranging from 2.5 times current base salary for our senior executives to 5 times current base salary for the Chief Executive Officer.

✓    Mitigation of Risk:    Our compensation plans include provisions designed to mitigate excessive risk taking, including caps on the maximum level of payouts, clawback provisions, varied performance measurement periods, and multiple performance metrics. In addition, the Board and management perform a periodic risk assessment to identify potential risks created by our incentive plans. We do not believe any of our compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.

✓    Clawback Requirement:    Clawback provisions for incentive compensation are included in the award agreements under our long-term incentive plans, employment agreements and change in control agreements.

✓    Independent Compensation Consultant:    The Compensation Committee retained Pay Governance to serve as its independent executive compensation consultants. During fiscal 2015, Pay Governance did not provide any material services to the Company other than services related to employee and director compensation.

✓    Double Trigger:    Equity awards granted on or after September 1, 2014 will not automatically vest in the event of a change in control unless also accompanied by a qualifying termination of employment.

WHAT WE DON'T DO

c    No Tax Gross-Ups in Change in Control Agreements:    We do not provide for tax gross-ups for excise taxes that may be imposed as a result of payments made in connection with a change in control.

c    No Current Payment of Dividend Equivalents on Unvested Long-Term Incentives:    For all equity awards granted after April 3, 2013, dividend equivalents on unvested deferred stock units or performance units are only paid if the underlying award is ultimately earned.

c    No Repricing of Underwater Stock Options:    Our 2004 LTIP and our proposed 2016 LTIP do not permit us to reprice or exchange underwater options without shareholder approval.

c    No Hedging, Pledging, Short Sales, or Derivative Transactions:    Company policies prohibit our directors and executives from hedging, pledging, or trading in derivatives involving our common stock.

Tailored Brands, Inc. 2016 Proxy Statement 43

Detailed Report

Compensation Philosophy and Objectives

        We design our executive compensation program to promote the following philosophy and objectives:

  •
  Attract and retain knowledgeable and experienced executives who appreciate and are committed to our culture.

  •
  Motivate qualified executives who are enthusiastic about and committed to our mission.

  •
  Align the interests of our executives and our shareholders by aligning compensation with our business strategies and the creation of long-term value for our shareholders.

  •
  Reward individual and Company short- and long-term performance with an increasing proportion of pay at risk and directly linked to performance as an executive's scope of responsibility increases.

        The Compensation Committee believes that the structure of our compensation program should be fundamentally the same across our entire management team. While individual compensation levels vary based on job responsibilities, individual performance and the compensation paid to similarly-positioned executives within our Peer Group (as defined below), the Named Executive Officers generally receive the same components of compensation (i.e., base salary, annual cash performance bonus and long-term equity awards) as the rest of our executive management team. In addition, similar performance goals apply to the annual cash performance bonuses that the Named Executive Officers and the rest of the executive management team are eligible to receive. For example, in 2015, each executive management team member's annual cash performance bonus had, as a significant financial component, EBIT. The Compensation Committee believes this consistency fosters team work and a collaborative approach to managing our business, ensures that the entire management team focuses on the same corporate goals and objectives and shares in the risks and rewards of our performance in a similar manner and reduces the likelihood of excessive risk taking.

Role of Executive Officers

        Consistent with past practice, in fiscal 2015, the Compensation Committee requested that our Chief Executive Officer, with the assistance of other members of senior management, make initial recommendations to the Compensation Committee regarding our executive compensation program for fiscal 2015 and the compensation of our Named Executive Officers. In the course of establishing executive compensation for fiscal 2015, the Compensation Committee obtained the input of the Chief Executive Officer and other members of management. At the request of the Compensation Committee, the Chief Executive Officer and certain other members of management from time to time attended and participated in Compensation Committee meetings. The Compensation Committee believes this input is valuable because of the Chief Executive Officer's close working relationship with the other Named Executive Officers and management's comprehensive knowledge of our business, operations and financial and strategic goals. The Chief Executive Officer does not make recommendations regarding his own compensation, nor is he present when his compensation is being deliberated or determined. The Compensation Committee has sole authority to determine all elements of executive compensation and makes all final determinations regarding the Named Executive Officers' compensation.

Role of Compensation Consultant and Consultant Independence

        The Compensation Committee engaged Pay Governance to serve as its independent compensation consultant for 2015. Pay Governance's engagement focused on: (1) reviewing and evaluating our executive compensation program as a whole, each principal component and the mix of compensation; (2) analyzing and providing the Compensation Committee with competitive pay data with respect to other retail apparel companies; and (3) advising the Compensation Committee on executive compensation trends and developments. At the request of the Compensation Committee, Pay Governance attended

Tailored Brands, Inc. 2016 Proxy Statement 44

certain Compensation Committee meetings relating to our executive compensation program for fiscal 2015 and discussed with management the recommendations that management planned to make to the Compensation Committee regarding fiscal 2015 compensation. Additionally, in the fourth quarter of fiscal 2015, Pay Governance began working with the Compensation Committee on the development of our 2016 LTIP and our 2016 Incentive Plan, which are the subject of Proposals No. 2 and No. 3, respectively.

        During fiscal 2015, Pay Governance reported directly to the Compensation Committee and we did not engage Pay Governance for, and Pay Governance did not provide, any material services beyond those services it provided to the Compensation Committee. The Compensation Committee requested and received a written statement from Pay Governance detailing its independence criteria and, based on such statement and other factors, the Compensation Committee determined that Pay Governance was independent under the applicable SEC rules and NYSE Listing Standards and that engaging Pay Governance did not present any conflicts of interest.

Determination of Compensation for Fiscal 2015

        In 2015, the Compensation Committee: (1) reviewed and approved annual compensation for executives whose annual base salary plus maximum payout under our annual cash performance bonus program is at least $500,000; (2) reviewed and approved the executive compensation program as presented to the Compensation Committee by the Chief Executive Officer; and (3) reviewed and approved the annual equity awards granted to all employees as recommended to the Compensation Committee by management.

        When setting Named Executive Officer compensation, the Compensation Committee considers the aggregate compensation payable to the executive, the executive's current and prior compensation (including the vesting and value of previously granted equity awards) and the form and mix of the compensation awarded. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. The Compensation Committee determines the number of shares of common stock granted to our Named Executive Officers through equity awards on a discretionary basis, rather than formulaically, by considering the executive's position, responsibilities, accomplishments, achievements and tenure with the Company. The Compensation Committee may modify the mix of base salary, annual awards and long-term awards as it deems appropriate based on a Named Executive Officer's specific circumstances.

        The Compensation Committee reviews and approves all elements of executive compensation on an established schedule, which may vary from year to year but generally occurs during the first quarter of the fiscal year. In connection with establishing the Named Executive Officers' compensation for fiscal 2015, the Compensation Committee reviewed: (1) the level of achievement of the financial, operating, and personal objectives applicable to our executive compensation program for fiscal 2014; and (2) the recommendations of our Chief Executive Officer with respect to our executive compensation program for fiscal 2015, including recommendations with respect to the compensation of our Named Executive Officers for fiscal 2015.

        After completing this review, the Compensation Committee approved the base salaries and the annual cash performance bonus program for Mr. Ewert and Mr. Kimmins. The Compensation Committee did not grant any equity awards for fiscal 2015 to Mr. Ewert or Mr. Kimmins. As part of the implementation of our updated compensation program in fiscal 2014, the Compensation Committee determined that it was in the best interests of the Company to grant equity awards to certain senior executives, including Mr. Ewert and Mr. Kimmins, under the new program in September 2014 instead of during our regular annual grant process in fiscal 2015. The September 2014 awards represent an accelerated grant of the equity awards that the Compensation Committee would customarily grant during fiscal 2015. These awards were intended to recognize the efforts of these officers and serve as a powerful retention tool to incent each to remain with the Company.

Tailored Brands, Inc. 2016 Proxy Statement 45

        The Compensation Committee reviewed and approved the base salary, the annual cash performance bonus level, and the equity awards for Mr. Thorn, Mr. Rhodes, and Mr. Baum, who each joined the Company during fiscal 2015, near their respective start dates.

        The Compensation Committee may continue to periodically review salaries and equity awards as it deems necessary in order to address new appointments or promotions or other special circumstances that may arise during the fiscal year.

Benchmarking Compensation

        On an annual basis, Pay Governance provides the Compensation Committee with data with respect to other retail apparel companies, similar in size to us based on revenues and market capitalization in order to benchmark compensation in the competitive market. In 2015, the primary comparator group included the following companies:

• Abercrombie & Fitch Co.	• Express, Inc.
• American Eagle Outfitters, Inc.	• Foot Locker, Inc.
• Ascena Retail Group, Inc.	• Genesco Inc.
• Caleres, Inc.	• Guess?, Inc.
• Chico's FAS, Inc.	• The Children's Place Retail Stores, Inc.
• DSW Inc.	• The Finish Line, Inc.

        While the Compensation Committee considered this data in addition to other information when determining what would be appropriate compensation for the Named Executive Officers, it did not target compensation to any specific benchmark against the peer group or any particular member or sub-set of the peer group.

Chief Executive Officer Reported Pay vs. Realized Value

        It is important to note that the grant date fair value of the performance units and DSUs and the nonqualified stock options as set forth in our Summary Compensation Table on page 56 is provided for accounting and SEC disclosure purposes and does not reflect realized pay for the indicated years. The table below shows the pay Mr. Ewert realized for the past three fiscal years compared to the compensation reported in the Summary Compensation Table.

        For 2015, Mr. Ewert's reported compensation is significantly lower than his realized pay. His lowered reported compensation it attributable to: (1) the acceleration of Mr. Ewert's fiscal 2015 equity grant into fiscal 2014, and (2) Mr. Ewert not earning an annual cash performance bonus for fiscal 2015 because the applicable performance targets were not achieved. His realized pay reflects approximately $1.37 million in equity compensation from awards granted in prior years.

Year of Compensation	Reported Pay ($) (1)	Realized Pay ($) (2)	Realized Pay vs. Reported Pay ($)	Realized Pay as a Percentage of Reported Pay (%)
2015	1,296,022	2,661,841	+1,365,819	205.3
2014	9,672,031	6,132,902	–3,539,129	63.4
2013	3,622,131	3,199,875	–422,256	88.3

(1)
Reported Pay is the amount set forth in the "Total" column in the Summary Compensation Table.
(2)
Realized Pay is compensation actually received by Mr. Ewert during the indicated fiscal year, consisting of salary, cash bonuses received (including any bonus paid pursuant to our non-equity incentive bonus program), net spread on stock option exercises, market value at vesting of previously granted DSUs and amounts reported in the "All Other Compensation"
Tailored Brands, Inc. 2016 Proxy Statement 46

  column in the Summary Compensation Table for the indicated fiscal year. Excludes the value of any unearned and unvested DSUs, including performance units, which will not actually be received, if earned, until a future date.

        In April 2015, the Company entered into an Amended and Restated Employment Agreement and Amended and Restated Change in Control Agreement with Mr. Ewert. See "Employment Agreements – Douglas S. Ewert" and "Potential Payments Upon Termination or Change in Control" below for a more detailed discussion of Mr. Ewert's new agreements.

Elements of 2015 Executive Compensation

        For fiscal 2015, the principal components of our executive compensation program were:

  •
  base salary;

  •
  annual cash performance bonus; and

  •
  equity awards for those Named Executive Officers who joined the Company in 2015.

Compensation Element	Purpose	Link to Performance	Fixed or Performance- Based	Short- or Long-Term
Base Salary	Provides an appropriate level of fixed compensation to attract and retain leaders	Based on individual performance	Fixed	Short-Term
Annual Cash Bonus	Encourages executives to achieve annual results that create shareholder value	Linked to annual achievement of predetermined Company objectives as well as individual performance	Performance-Based	Short-Term
Equity Awards (including non-qualified stock options, restricted stock awards, DSUs, performance units, or a combination thereof)

•

Directly links executives' and shareholders' interests by tying long-term incentives to stock appreciation and/or the Company's financial performance

•

Encourages executives to achieve long-term business goals and objectives (including achieving financial performance that balances growth, profitability, and asset management)

•

Rewards management for taking prudent actions and achieving results that create shareholder value

•

Helps to retain management through business cycles

		Initial grant value is linked to individual performance; however, the ultimate value of the award is linked to stock price performance over a period of time or, in the case of performance units, the Company's financial performance and stock price performance over a period of time	Performance-Based (non-qualified stock options and performance units) Fixed (restricted stock awards and DSUs)	Long-Term

Base Salary

        Base salary is the fixed component of the Named Executive Officers' compensation. We intend for base salary to provide a core amount of compensation so that executives do not feel pressured to take unnecessary or excessive risks or focus on the price of our common stock to the detriment of other important financial and operational measures. The Compensation Committee annually reviews and subjectively determines each Named Executive Officer's base salary based on the following factors:

  •
  the executive's scope of responsibility, level of experience and tenure;

  •
  individual and corporate performance;
Tailored Brands, Inc. 2016 Proxy Statement 47

  •
  competitive market conditions and retention concerns; and

  •
  the Chief Executive Officer's base salary recommendations.

        In September 2014, the Compensation Committee adjusted the base salaries of certain senior executives, including Mr. Ewert and Mr. Kimmins, primarily due to the increased duties and responsibilities those executives assumed in connection with the Jos. A. Bank acquisition. We believe that these adjustments make the base salaries of these executives more consistent with the base salary levels of similarly positioned executives in the current competitive market. The following table sets forth the annual base salary for each of our Named Executive Officers in effect on the last day of each of the following fiscal years:

Name	2014 Base Salary ($)	2015 Base Salary ($)	% Change
Douglas S. Ewert	1,250,000	1,250,000	0%
Jon W. Kimmins	550,000	550,000	0%
Bruce K. Thorn	—	650,000	—
A. Alexander Rhodes	—	380,000	—
Benjamin C. Baum	—	425,000	—

        Based on its review, the Compensation Committee determined to keep Mr. Ewert's and Mr. Kimmins' base salaries in fiscal 2015 unchanged from their levels at the end of fiscal 2014, primarily as a result of the base salary adjustments made in September 2014. As noted above, Mr. Thorn, Mr. Rhodes, and Mr. Baum joined the Company at various times during 2015.

Annual Cash Performance Bonuses

        To align executive pay with Company financial and individual performance, our Named Executive Officers are eligible to receive annual cash bonuses pursuant to our annual cash performance bonus program. For fiscal 2015, our annual cash performance bonus program for our Named Executive Officers required that we achieve a threshold net income performance requirement of at least 75% of the Company's $138.0 million net income target, or $103.5 million, for any bonuses to be paid.

        The Compensation Committee established a Company performance component and an individual performance component for our fiscal 2015 annual cash performance bonus program. The Compensation Committee established the percentages of the annual cash performance bonus opportunity based on Company performance and individual performance at 80% and 20%, respectively, for our Named Executive Officers.

        The Compensation Committee believes that this allocation fosters a results-driven, pay-for-performance culture, builds accountability and aligns the interests of our Named Executive Officers and our shareholders.

        During the first quarter of fiscal 2015, the Compensation Committee established the annual cash performance bonus program for fiscal 2015, including (1) the award formula and the Company and individual performance goals that will determine the bonus (if any) that each Named Executive Officer would earn and (2) the threshold, target and maximum bonuses that each Named Executive Officer would be eligible to earn. The Compensation Committee selected the threshold, target and maximum bonuses subjectively after considering the annual performance bonus opportunities for similarly-positioned executives in the competitive market, our past practices, the Named Executive Officer's scope of responsibility and the recommendations of our Chief Executive Officer.

Tailored Brands, Inc. 2016 Proxy Statement 48

Financial Performance Bonus – 80% of Award Formula

        Subject to our achievement of the threshold net income requirement, the annual cash performance amount attributable to the financial performance component is determined based on performance against EBIT goals as follows:

EBIT ($M)	Payout (% of Target)
$379.9	200%
$316.6	100%
$284.9	50%
<$284.9	0%

        For purposes of our annual cash performance bonus program EBIT means earnings before interest expense and income tax, as adjusted for any income or expense that is unusual, non-recurring or extraordinary, as the Compensation Committee deems appropriate. In addition, the Compensation Committee adopted a financial performance modifier based on EBIT Margin (EBIT as a percentage of Revenue) that modifies the financial performance payout by +/-10% depending on the level of EBIT Margin achieved. As the Company's performance did not satisfy the threshold achievement goal, no bonuses were earned under the plan and the financial performance modifier was not relevant for fiscal 2015.

Individual Performance Bonus – 20% of Award Formula

        In April 2015, the Compensation Committee (with input from our Chief Executive Officer) established the performance goals for the individual performance component of the annual cash performance bonus program for fiscal 2015 for Mr. Ewert and Mr. Kimmins. Individual performance goals were established for each of Mr. Thorn, Mr. Rhodes, and Mr. Baum after they joined the Company. The individual performance goals relate to specific strategic and business objectives relevant to each Named Executive Officer's area of responsibility and, as a result, the individual performance goals are unique for each Named Executive Officer. At the end of the fiscal year, the Compensation Committee (with input from our Chief Executive Officer) would determine, based on its evaluation of the satisfaction of the individual performance goals, whether the Named Executive Officer's overall performance satisfied the threshold, target or maximum performance levels applicable to the individual performance component of the annual cash performance bonus for fiscal 2015 and, therefore, merits the award of an individual performance bonus. However, as the Company's net income threshold performance requirement was not achieved, the Compensation Committee did not evaluate performance against goals for this year.

        The Company did not meet the threshold net income performance requirement for fiscal 2015 and, as a result, no payouts were made to Named Executive Officers under our annual cash performance bonus program for fiscal 2015. Mr. Thorn and Mr. Baum did, however, receive certain one-time

Tailored Brands, Inc. 2016 Proxy Statement 49

contractual cash inducement awards in connection with their hiring. The following table sets forth details regarding the payout for each of the Named Executive Officers in fiscal 2015:

Executive	Target Performance Bonus	Corporate Financial Performance Factor	Target × Financial Performance Factor	Individual Strategic Bonus	Cash Inducement	As a % of Target
Douglas S. Ewert	$1,250,000	0.0%	$0	$0	$0	0%
Jon W. Kimmins	$450,000	0.0%	$0	$0	$0	0%
Bruce K. Thorn	$487,500	0.0%	$0	$0	$243,750	50%
A. Alexander Rhodes	$247,000	0.0%	$0	$0	$0	0%
Benjamin C. Baum	$212,500	0.0%	$0	$0	$106,250	50%

Equity Awards

        The equity component of our executive compensation programs is designed to provide compensation that motivates and rewards long-term performance, aligns the interests of our Named Executive Officers and our shareholders, promotes retention, and balances long-term operating decisions with short-term goals. To accomplish these objectives, the Compensation Committee generally grants our Named Executive Officers equity awards on an annual basis in the form of (1) stock options, (2) time-based deferred stock units, or DSUs, and (3) performance-based deferred stock units, or performance units.

        As part of the implementation of our updated compensation program, the Compensation Committee determined that it was in the best interests of the Company to grant equity awards to certain senior executives under the new program in September 2014 instead of during our regular annual grant process in fiscal 2015. The Compensation Committee believed it was important to recognize the efforts of our Named Executive Officers at that time and provide a strong incentive for our Named Executive Officers to remain with the Company, and achieve strong results, during and following the integration of Jos. A. Bank. The September 2014 equity awards were targeted to the following mix:

        The September 2014 equity awards were intended to represent an acceleration of the equity awards that the Compensation Committee would customarily grant during the first quarter of fiscal 2015 and, as a result, Mr. Ewert and Mr. Kimmins did not receive any equity awards in fiscal 2015. The acceleration of the awards served to recognize the efforts of these officers and offer them a substantial incentive to remain with the Company.

Tailored Brands, Inc. 2016 Proxy Statement 50

        Mr. Thorn, Mr. Rhodes, and Mr. Baum, who each joined the Company during fiscal 2015, were granted the standard equity mix when they were hired (for additional discussion regarding the details of these grants, see "Grants of Plan-Based Awards Table" below). The Compensation Committee believes that providing a "portfolio" of equity awards balances the objectives of the long-term incentive program by rewarding the creation of shareholder value with stock options, retaining executive talent with time-based DSUs, and motivating the achievement of financial goals with performance units.

Stock Options

        Nonqualified stock options provide our Named Executive Officers with the opportunity to purchase our common stock at a price fixed on the grant date regardless of future market prices. Since a stock option becomes valuable only if the holder of the option remains employed during the period required for the option to "vest" and if the market price is above the exercise price, stock options provide an incentive for an option holder to remain employed by us. In addition, since a stock option becomes valuable to the holder only if the market price of our common stock price increases above its exercise price (which is the market price on the date of grant), stock options align the interests of our Named Executive Officers and our shareholders by providing an incentive to achieve long-term business goals and objectives and increase the market price of our stock. Stock options vest ratably over a three-year period and must be exercised within ten years of the date of grant.

Time-Based Deferred Stock Units

        A DSU is a commitment by us to issue a share of our common stock for each DSU at the time the restrictions set forth in the award agreement lapse. The Compensation Committee believes that granting time-based DSUs to our Named Executive Officers aligns the interests of the Named Executive Officers with the interests of our shareholders and encourages retention. For all DSU awards granted on or after April 3, 2013, dividend equivalents will be credited to a DSU when dividends are paid to our shareholders, but will not be paid unless and until the underlying DSU award is earned. Awards granted before April 3, 2013 provide for dividend equivalents to be paid on the DSUs if and to the extent paid to our shareholders. DSUs are generally forfeited upon termination of employment with us if the restrictions set forth in the award agreements are not satisfied. Time-based DSUs granted to Named Executive Officers after April 2012 may not vest more quickly than on a pro-rata basis over three years except in unusual circumstances determined by the Compensation Committee (such as a person nearing retirement age). DSUs vest ratably over a three-year period.

Performance-Based Deferred Stock Units or Performance Units

        A performance-based DSU, or performance unit, is an agreement by the Company to issue a stated number of shares of our common stock to the recipient upon vesting if the Company meets or exceeds certain predetermined financial performance criteria. As with time-vested DSUs, for all performance unit awards granted on or after April 3, 2013, dividend equivalents will be credited when dividends are paid to our shareholders, but will not be paid unless and until the underlying award is earned. During fiscal 2013, the Compensation Committee introduced performance units to the mix of long-term incentives granted to our executives where the number of shares earned is based on achievement of financial performance targets tied to growth in consolidated EBIT as a percentage of sales over the vesting period. The vesting for such awards has varied but is typically over a three-year period. We believe performance-based DSUs reflect our compensation philosophy by establishing a clear connection between the compensation of our executives, including our Named Executive Officers, and the achievement of performance goals that are important for long-term shareholder value creation. Performance units provide an incentive to the recipient to work toward the financial success of the Company over the vesting period in order for the performance units to vest, thereby aligning the financial interest of the recipient with that of the Company and driving increased shareholder value.

Tailored Brands, Inc. 2016 Proxy Statement 51

        The performance units granted in September 2014 and in 2015 will vest with respect to all shares of common stock underlying the performance units on April 13, 2018 if we achieve the applicable adjusted earnings per share performance target for fiscal 2017. Assuming we achieve the earnings per share performance target, the number of performance units earned will be determined based on multipliers, ranging from 50% to 150%, related to each of (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative total shareholder return ("TSR") compared to the TSR of the apparel companies in S&P's Retail Select Index from the grant date to the last trading day of fiscal year 2017. The Company has determined that the performance units granted in September 2014 and throughout 2015 to each of our Named Executive Officers are no longer likely to vest given the Company's performance.

Benefits and Perquisites

        Employee Benefits.    We offer a variety of health and welfare and retirement programs to all eligible employees. Executives are generally eligible for the same benefit programs on the same basis as our other employees. Our health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance, and accidental death and disability.

        We also maintain defined contribution plans pursuant to the provisions of Section 401(k) of the Internal Revenue Code. The plans cover our full-time employees who meet age and service requirements. The plans provide for pre-tax, elective employee contributions with a matching contribution from us. For fiscal 2015, the Company contribution made on behalf of each Named Executive Officer who participates in the 401(k) plan was $200. Our Named Executive Officers participate in these defined contribution plans on the same terms as our other employees.

        Perquisites.    In fiscal 2015, we did not provide our Named Executive Officers with any material perquisites.

Change in Control Agreements

        The Company has entered into Change in Control agreements with each of our Named Executive Officers. The Agreements are identical in all respects, except for the amounts payable thereunder, and remain in effect for so long as the applicable Named Executive Officer is employed by us or until we mutually agree to terminate his Agreement. The Compensation Committee determined that it was in our best interests to enter into the Change in Control Agreements is based on several considerations, including to: (1) serve as a retention tool and incentivize the Named Executive Officers to continue focusing on our business in the event of a potential change in control transaction; (2) ensure the Named Executive Officers pursue business alternatives that maximize shareholder value without a concern for job security; and (3) ensure our compensation practices remained competitive.

        The benefits payable under the Change in Control agreements in certain circumstances are disclosed below on pages 62 - 65. These agreements generally provide that if a Change in Control occurs and we fail to extend the executive's agreement or terminate the executive's employment without cause or if the executive terminates his or her employment for good reason, the executive will receive an amount equal to two times the sum of the executive's base salary plus an amount equal to the maximum annual performance bonus in the fiscal year in which a Change in Control occurs or the immediately preceding fiscal year, whichever is higher, plus basic benefits as more fully described in the Change in Control agreement.

Clawback Provisions

Employment Agreements

        The employment agreements with Mr. Ewert, Mr. Kimmins, and Mr. Thorn provide that if it is determined that Mr. Ewert, Mr. Kimmins or Mr. Thorn, respectively, before or after the termination of their

Tailored Brands, Inc. 2016 Proxy Statement 52

employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to him under his employment agreement or (B) cash bonuses paid to him by us on or after the date of his employment agreement, or equity awards granted to him by us that vest, on or after the date of his employment agreement will be forfeited or repaid to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such forfeiture, see the discussion regarding their respective employment agreements under "Employment Agreements" below.

Change in Control Agreements

        The Change in Control agreement with each of our executives also contains clawback provisions which provide that in the event that it is determined that an executive, before or after the termination of his or her employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all of such executive's awards (including cash bonuses paid to such executive by us or equity awards that vest after the effective date of the executive's Change in Control agreement) will be forfeited or repaid to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such forfeiture, see the discussion under "Potential Payments Upon Termination or Change in Control – Change in Control Agreements" below.

Pension Plans and Retirement Plans

        We do not maintain defined benefit pension plans or supplemental executive retirement plans for our executive officers or any defined contribution plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Executive Officer Equity Ownership

        The Board of Directors has established a guideline for Company equity ownership by certain of our senior executive officers, including our Named Executive Officers. These guidelines are designed to further align the interests of the Named Executive Officers and our shareholders and enhance shareholder value over the long term. Under the guideline, each Named Executive Officer is expected to hold equity interests in the form of common stock, restricted stock, DSUs or performance units having an aggregate value of at least two and one half times his then current annual base salary within five years of becoming subject to the holding requirement. Failure to satisfy the guideline will be taken into consideration by the Compensation Committee in determining compensation for the Named Executive Officer. In addition, the Compensation Committee has adopted an additional equity ownership requirement for the Chief Executive Officer that encourages him to hold equity interests in the form of our common stock, restricted stock or DSUs having an aggregate equity value of at least five times his then current annual base salary.

        The Compensation Committee has also implemented a requirement in the award agreements for executive officer equity grants providing that if the executive officer is not in compliance with the applicable equity ownership guideline at the time of vesting of his or her restricted stock awards or DSUs or upon exercise of his or her stock options, 50% of the vested or acquired shares must be retained until the officer satisfies the guideline.

No Hedging or Pledging Our Common Stock

        Pursuant to the Company's insider trading policies, our directors, officers and employees are prohibited from hedging or pledging equity positions in our common stock arising from equity compensation awards.

Tailored Brands, Inc. 2016 Proxy Statement 53

Impact of Accounting and Tax Treatment

        In recognizing share-based compensation, we follow the provisions of the authoritative guidance regarding share-based awards. This guidance establishes fair value as the measurement objective in accounting for stock awards and requires the application of a fair value based measurement method in accounting for compensation cost, which is recognized over the requisite service period. We use the Black-Scholes option pricing model to estimate the fair value of stock options on the date of grant. The fair value of restricted stock awards and DSUs is determined based on the number of shares granted and the quoted price of our common stock on the date of grant. The fair value of awards that contain a market condition is measured using a Monte Carlo simulation method. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service period. For grants that are subject to pro-rata vesting over a service period (other than performance-based awards), we recognize expense on a straight-line basis over the requisite service period for the entire award.

        Section 162(m) of the Internal Revenue Code generally prohibits a company from deducting compensation paid to certain "covered employees" (its principal executive officer and three other most highly compensated executive officers (other than the principal financial officer)) in excess of $1 million in any fiscal year. Compensation that qualifies as "performance-based" is excluded from the $1 million limit. The Compensation Committee believes that it is generally in the Company's best interests to satisfy the requirements for deductibility under Section 162(m). However, notwithstanding this general policy, the Compensation Committee also believes that there may be circumstances in which the Company's interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

        Section 409A of the Internal Revenue Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements or exemptions are met. We structure any deferred compensation arrangements to comply with Section 409A of the Internal Revenue Code.

Tailored Brands, Inc. 2016 Proxy Statement 54

Executive Compensation for Fiscal 2016

        In April 2016, the Compensation Committee approved the following related to compensation for the Named Executive Officers:

Pay Element	Action	Rationale
Base Salary	The Committee kept Named Executive Officer salaries at current levels.	To align with levels of base salary for comparable roles in the competitive market.
Annual Incentives

•

Replace plan-specific net income performance qualifier with a 162(m) compliant operating cash flow metric.

•

Simplify the financial performance element by eliminating the EBIT margin multiplier and focusing solely on EBIT performance.

Simplifies plan and focuses on well understood strategic operating priorities.
Long-Term Incentives

•

Change goal on performance units from a single, year ending EPS goal to a 2-year compound annual growth rate.

•

Performance units will vest 50% after year 2 and 50% after year 3 based on performance over the 2-year period.

Simplifies plan and focuses on well understood strategic operating priorities. Using a compound annual growth rate ensures focus on sustainable growth over time.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the Company's management. Based upon such review and the related discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

                      COMPENSATION COMMITTEE
                      Sheldon I. Stein, Chair
                      Grace Nichols
                      Allen I. Questrom
                      Dinesh S. Lathi

Tailored Brands, Inc. 2016 Proxy Statement 55

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid in respect of our fiscal year ended January 30, 2016, to each individual who served as our Chief Executive Officer or Chief Financial Officer during the year, and the next three most highly compensated executive officers (collectively, the "Named Executive Officers"):

Name and Principal Position (1)	Year	Salary ($) (2)	Bonus ($)		Stock Awards ($) (3)		Option Awards ($) (3)		Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Douglas S. Ewert	2015	1,250,000	—		—		—		—	—	46,022	(7)(8)(9)	1,296,022
President and Chief Executive Officer	2014	1,250,000	500,000	(5)	4,135,552	(6)	2,051,278	(6)	1,718,750	—	16,451	(7)(8)	9,672,031
	2013	1,163,173	—		1,999,993		—		416,667	—	42,298	(7)(8)	3,622,131
Jon W. Kimmins,	2015	550,000	—		—		—		—	—	9,973	(8)	559,973
Executive Vice President, Chief	2014	484,615	300,000	(5)	670,310	(6)	410,249	(6)	618,750	—	4,352	(8)	2,488,276
Financial Officer, Treasurer and Principal Financial Officer	2013	380,769	275,000	(10)	1,000,013		249,996		150,000	—	—		2,055,778
Bruce K. Thorn, Executive Vice President and Chief Operating Officer	2015	387,500	443,750	(11)	839,983		359,992		—	—	33,370	(7)(12)	2,064,595
A. Alexander Rhodes Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary	2015	306,923	150,000	(13)	279,982		120,006		—	—	8,600	(14)	865,511
Benjamin C. Baum, Executive Vice President and Chief Digital Officer	2015	292,611	181,250	(15)	209,987		90,002		—	—	—		773,850

(1)
Mr. Thorn, Mr. Rhodes and Mr. Baum were not Named Executive Officers prior to fiscal 2015.
(2)
Mr. Thorn, Mr. Rhodes and Mr. Baum's salaries represent amount paid to them from the date they commenced their employment with the Company: June 29, 2015, April 13, 2015 and May 26, 2015, respectively.
(3)
Represents aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The value of DSUs subject to performance-based vesting conditions has been determined assuming the achievement of the performance conditions on the date of grant, which also represents the maximum amount that can be earned under the DSUs granted in 2013 and in April 2014. For performance units granted in September 2014 and in 2015, the aggregate grant date fair value assuming achievement of the maximum performance level would be: Mr. Ewert, $4,880,010; Mr. Kimmins, $780,777; Mr. Thorn, $1,080,019; Mr. Rhodes, $359,959; and Mr. Baum, $269,932. These values exclude the accounting effect of any estimate of future service-based forfeitures and may not correspond to the amounts that will actually be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 13 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2016. For additional information regarding these equity awards, see "Compensation Discussion and Analysis – Detailed Report – Elements of 2015 Compensation – Equity Awards".
(4)
Represents bonuses paid pursuant to our non-equity incentive bonus program (for additional information, see "Compensation Discussion and Analysis – Detailed Report – Elements of 2015 Compensation – Annual Cash Performance Bonuses").
(5)
Represents a one-time special cash bonus paid in June 2014 to certain senior executive officers, including Mr. Ewert and Mr. Kimmins in recognition of the efforts of senior management in connection with the acquisition of Jos. A. Bank.
(6)
As part of our implementation of the updated compensation program in September 2014, the Compensation Committee determined that it was in the best interests of the Company to grant equity awards to certain senior executive officers, including Mr. Ewert and Mr. Kimmins, under the new program in September 2014 instead of during our regular annual grant process in 2015. As a result of this accelerated issuance of equity awards and the special one-time cash bonus paid to Mr. Ewert and Mr. Kimmins in June 2014, the reported pay of Mr. Ewert and Mr. Kimmins for fiscal 2014 in the Summary Compensation Table is significantly higher than amounts reported in other fiscal years. The following table provides
Tailored Brands, Inc. 2016 Proxy Statement 56

  additional information regarding amounts included in the Summary Compensation Table attributable to the special one-time cash bonus paid in June 2014 and the equity awards granted in September 2014 in lieu of during our regular annual grant process in 2015:

Name	2014 Total As Reported Above ($)	Special Jos. A. Bank Completion Bonus Paid in June 2014 ($)	Stock Awards Granted in September 2014 ($)	Option Awards Granted in September 2014 ($)	2014 Total Without Special Bonus and September 2014 Equity Grants ($)
Douglas S. Ewert	9,672,031	500,000	2,968,892	1,200,006	5,003,133
Jon W. Kimmins	2,488,276	300,000	586,991	239,994	1,361,291
(7)
Includes $200 Company matching contribution to The Men's Wearhouse, Inc. 401(k) Saving Plan account of the Named Executive Officer.
(8)
Includes dividend or dividend equivalent payments on unvested DSUs issued prior to 2013 and on vested DSUs issued on and after April 3, 2013, paid to the Named Executive Officer during the indicated fiscal year.
(9)
Includes a one-time payout of $24,038 related to accrued sabbatical time.
(10)
Includes a $200,000 signing bonus as well as the portion of Mr. Kimmins' bonus paid as a result of the one-time contractual cash inducement payment for 2013 pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Jon W. Kimmins" below).
(11)
Includes a $200,000 signing bonus as well as the portion of Mr. Thorn's bonus paid as a result of the one-time contractual cash inducement payment for 2015 pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Bruce K. Thorn" below).
(12)
Includes commuting, housing and other living expenses of $33,170 paid by the Company on behalf of Mr. Thorn.
(13)
Represents a $150,000 signing bonus paid to Mr. Rhodes during 2015.
(14)
Represents temporary housing costs paid by the Company in connection with Mr. Rhodes relocation.
(15)
Includes a $75,000 signing bonus as well as the portion of Mr. Baum's bonus paid as a result of the one-time contractual cash inducement payment for 2015.

Employment Agreements

        We have entered into employment agreements with Mr. Ewert, Mr. Kimmins and Mr. Thorn. The basic terms of those agreements are summarized below. For information regarding payments to be received by Mr. Ewert, Mr. Kimmins and Mr. Thorn in the event of termination of their employment see "-Potential Payments Upon Termination or Change in Control" on pages 66-69 of this proxy statement.

Douglas S. Ewert

        The Company entered into an Amended and Restated Employment Agreement with Mr. Ewert on April 22, 2015. The initial term of Mr. Ewert's amended employment agreement is for a period of three years and will automatically extend for successive twelve-month periods unless either we or Mr. Ewert gives written notice of an election not to extend the employment agreement not less than 90 days prior to the end of any employment period. Under Mr. Ewert's amended employment agreement, we agreed, among other things, to:

  •
  pay Mr. Ewert an annual base salary of at least $1,250,000;

  •
  provide Mr. Ewert an opportunity to earn an annual cash bonus based on the achievement of performance objectives, with a target equal to or greater than Mr. Ewert's base salary;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits;

  •
  award Mr. Ewert with grants of restricted stock, DSUs, performance units or stock options, or some combination thereof, annually; and

  •
  permit Mr. Ewert to serve on the board of directors of up to one other public company, with the prior consent of the Company's Board, provided such service does not violate the restrictive covenants contained in his employment agreement or interfere in any material respect with his duties and responsibilities as Chief Executive Officer of the Company.
Tailored Brands, Inc. 2016 Proxy Statement 57

Jon W. Kimmins

        We entered into an employment agreement with Mr. Kimmins, effective as of April 1, 2013. The initial term of Mr. Kimmins' employment agreement was for a period of one year and automatically extends for successive twelve-month periods unless we or Mr. Kimmins gives written notice of an election not to extend the employment agreement not less than 90 days prior to the end of any extended employment period. Under Mr. Kimmins' employment agreement, we agreed, among other things, to:

  •
  pay Mr. Kimmins an annual base salary of $450,000, which was increased by action of the Compensation Committee, effective September 28, 2015, to $550,000 per annum;

  •
  provide Mr. Kimmins an opportunity to earn an annual cash bonus based on the achievement of performance objectives, with a target equal to or greater than $450,000; and

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits.

Bruce K. Thorn

        We entered into an employment agreement with Mr. Thorn, effective as of June 29, 2015. The initial term of Mr. Thorn's employment agreement shall be for a period of one year and thereafter automatically extends for successive twelve-month periods unless we or Mr. Thorn gives written notice of an election not to extend the employment agreement not less than 90 days prior to the end of any extended employment period. Under Mr. Thorn's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Thorn an annual base salary of $650,000;

  •
  pay Mr. Thorn a one-time signing bonus in the amount of $200,000; provided that, if Mr. Thorn does not remain continually employed with the Company, for any reason other than layoff or reduction in force, through June 29, 2018, Mr. Thorn will be required to pay back the signing bonus to us on a pro rata basis (i.e., each full month of employment will reduce the amount to be repaid by one twenty-fourth (1/24)) and we may offset any such repayment owed against any amounts owed by us to Mr. Thorn;

  •
  provide Mr. Thorn an opportunity to earn an annual cash bonus based on the achievement of performance objectives, with a target equal to or greater than 75% of his annual salary; provided that the actual bonus paid for the fiscal year ended January 30, 2016 may not be less than $243,750;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits;

  •
  on or about the first day of his employment, issue to Mr. Thorn (a) DSUs having a fair market value equal to $360,000 on the date of grant, to vest in equal, pro rata installments over a period of three years, (b) stock options having a fair market equal to $360,000 on the date of grant, to vest in equal, pro rata installments over a period of three years and (c) performance units having a fair market value equal to $480,000 on the date of grant, to vest on or about April 13, 2018 if certain performance criteria are met; and

  •
  pay reasonable relocation costs and costs for temporary housing for the first six months of his employment.

Restrictive Covenants and Clawbacks

        In addition, Mr. Ewert, Mr. Kimmins and Mr. Thorn have each agreed not to compete with us during the term of his employment agreement and for any period in which he is receiving payments from us under his employment agreement (other than the continuation of medical benefits).

        The employment agreements also provide that if Mr. Ewert, Mr. Kimmins or Mr. Thorn, respectively, before or after the termination of his employment relationship with us, commit certain acts which

Tailored Brands, Inc. 2016 Proxy Statement 58

materially and adversely affect us, then some or all of the (A) benefits payable or to be provided, or previously paid or provided, to him under his employment agreement, (B) cash bonuses paid to him by us on or after the date of his employment agreement, or (C) equity awards granted to him by us that vest, on or after the date of his employment agreement, will be forfeited to us. The acts which could trigger such a forfeiture generally include:

  •
  fraud, embezzlement, theft, felony or an act of dishonesty;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  knowing that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  intentionally, or as a result of his gross negligence, disclosing trade secrets of the Company or an affiliate; or

  •
  intentionally, or as a result of his gross negligence, violating the terms of any non-competition, non-disclosure or similar agreement with respect to us or any of our affiliates, to which he is a party.

Grants of Plan-Based Awards Table

        The following table sets forth certain information regarding grants of plan-based awards to our Named Executive Officers during the fiscal year ended January 30, 2016:

								All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	All Other Option Awards: Number of Securities Underlying Options (#) (5)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (6)
Name	Grant Date (1)	Threshold ($) (2)	Target ($) (2)	Maximum ($) (2)	Threshold (#) (3)	Target (#) (3)	Maximum (#) (3)
Douglas S. Ewert	4/10/15	625,000	1,250,000	2,500,000	—	—	—	—	—	—	—
Jon W. Kimmins	4/10/15	225,000	450,000	900,000	—	—	—	—	—	—	—
Bruce K. Thorn	6/29/15	243,750	487,500	975,000	1,588	6,351	14,290	5,644	17,895	63.78	1,199,975
A. Alexander Rhodes	4/13/15	123,500	247,000	494,000	728	2,913	6,554	2,268	6,914	52.91	399,988
Benjamin C. Baum	5/26/15	106,250	212,500	425,000	458	1,833	4,124	1,559	4,815	57.74	299,989

(1)
Represents the date when the Compensation Committee approved the targets for the Named Executive Officers' annual cash incentive bonus program or the equity grant was issued to such Named Executive Officer. With respect to awards for Mr. Ewert and Mr. Kimmins, the awards were approved by the Compensation Committee on April 10, 2015 and, with respect to awards for Mr. Thorn, Mr. Rhodes and Mr. Baum, the awards were approved by the Compensation Committee on June 24, 2015, April 10, 2015 and May 2, 2015, respectively.
(2)
Relates to our annual cash performance bonus program in which executive officers participate annually; 80% of the bonus criteria is quantitative and based on the Company achieving certain EBIT targets (the "Performance Target Bonus") and the remaining 20% of the bonus criteria is based on the recipient achieving personal non-financial performance objectives ("Personal Performance Bonus"); provided, that for recipients to receive any bonus payout, certain net income thresholds must be met ("Threshold Performance Requirement"). For 2015, the Compensation Committee approved a $103.5 million Threshold Performance Requirement, and financial performance factors for the Performance Target Bonus determined based on performance against EBIT goals as follows: (1) less than $284.9 million, 0%, (2) $284.9 million, 50%, (3) $316.6 million, 100%, and (4) $379.9 million, 200%. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee and is based on personal performance objectives set for each person participating in the plan. The Compensation Committee may at its sole discretion determine the appropriate percentage to be paid out with respect to the Personal Performance Bonus, ranging from 0% to 200%, depending on whether the performance goals are determined not to have been met, partially met, met or exceeded. For purposes of this table, the columns assume that the Threshold Performance Requirement is met and payouts are as follows: (A) Threshold: Performance Target Bonus of 50% and Personal Performance Bonus of 50%; (B) Target: Performance Target Bonus of 100% and Personal Performance Bonus of 100%; and (C) Maximum: Performance Target Bonus of 200% and Personal Performance Bonus of 200%. For additional information, see "Compensation Discussion and Analysis – Detailed Report – Elements of 2015 Compensation – Annual Cash Performance Bonuses". For the actual amounts paid to the Named Executive Officers pursuant to these grants under the 2015 bonus program, see the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.
(3)
Represents performance units granted under our 2004 LTIP. Each performance unit grant represents the right to receive up to 2.25 shares of common stock for each share indicated above and vests on April 13, 2018, subject to meeting an annual performance target for fiscal 2017. Assuming the performance target is achieved, the number of 2015 performance units earned will be adjusted based multipliers, ranging from
Tailored Brands, Inc. 2016 Proxy Statement 59

  50% to 150%, related to each of (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative TSR compared to the TSR of other select companies over a pre-defined period. For further information, see "Compensation Discussion and Analysis – Detailed Report – Elements of 2015 Compensation – Equity Awards." Each performance unit award includes the right to receive dividend equivalents, which will be credited to a performance unit when dividends are paid to our shareholders, but will not be paid out unless and until the underlying performance unit award is earned. If a grant is cancelled, the recipient will not receive any dividend equivalents with respect to such performance unit award.

(4)
Represents time-based DSUs granted under our 2004 LTIP. Each DSU grant vests at a rate of 33 1/3% per year on each of April 13, 2016, 2017 and 2018. Each DSU award includes the right to receive dividend equivalents, which will be credited to a DSU when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU award is earned. If a grant is cancelled, the recipient will not receive any dividend equivalents with respect to such DSU award.
(5)
Represents stock options granted under our 2004 LTIP. Each stock option grant vests at a rate of 33 1/3% per year on each of April 13, 2016, 2017 and 2018 and must be exercised within ten years of the date of grant. The stock options have an exercise price equal to the closing price of our common stock on the NYSE on the date of grant.
(6)
Represents aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The value of performance units has been determined assuming the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award. These values exclude the accounting effect of any estimate of future service-based forfeitures and may not correspond to the amounts that will actually be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 13 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2016.
Tailored Brands, Inc. 2016 Proxy Statement 60

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes certain information regarding equity awards outstanding and held by each of the Named Executive Officers as of the end of the fiscal year ended January 30, 2016:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Douglas S. Ewert	80,000	20,000	(2)	—	41.33	11/16/2017	—		—	—		—
	32,997	22,008	(3)	—	22.72	3/28/2018	—		—	—		—
	42,867	—		—	27.94	4/6/2021	—		—	—		—
	29,053	—		—	40.13	3/27/2022	—		—	—		—
	—	51,885	(4)	—	47.26	4/17/2024	—		—	—		—
	—	69,652	(5)	—	50.80	9/12/2024	—		—	—		—
	—	—		—	—	—	7,555	(6)	103,579	—		—
	—	—		—	—	—	10,580	(7)	145,052	—		—
	—	—		—	—	—	15,748	(8)	215,905	—		—
	—	—		—	—	—	—		—	—		—
	—	—		—	—	—	—		—	37,776	(9)	517,909
										39,370	(10)	539,763
Jon W. Kimmins	12,720	6,360	(11)	—	33.09	4/3/2023	—		—	—		—
	—	10,377	(4)	—	47.26	4/17/2024	—		—	—		—
	—	13,930	(5)	—	50.80	9/12/2024	—		—	—		—
	—	—		—	—	—	18,133	(12)	248,603	—		—
	—	—		—	—	—	4,724	(8)	64,766	—		—
	—	—		—	—	—	—		—	6,299	(10)	86,359
Bruce K. Thorn	—	17,895	(5)	—	63.78	6/29/2025	—		—	—		—
	—	—		—	—	—	5,644	(8)	77,379	—		—
	—	—		—	—	—	—		—	6,351	(10)	87,072
A. Alexander Rhodes	—	6,914	(5)	—	52.91	4/13/2025	—		—	—		—
	—	—		—	—	—	2,268	(8)	31,094	—		—
	—	—		—	—	—	—		—	2,913	(10)	39,937
Benjamin C. Baum	—	4,815	(5)	—	57.74	5/26/2025	—		—	—		—
	—	—		—	—	—	1,559	(8)	21,374	—		—
	—	—		—	—	—	—		—	1,833	(10)	25,130

(1)
Based on the closing price of $13.71 per share for our common stock on the NYSE on January 29, 2016, which was the last trading day of our fiscal year and, in the case of performance units included under the Equity Incentive Plan Awards columns, assumes the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award.
(2)
Relates to an option award granted in November 2007, the remainder of which vests ratably on November 16, 2016 and October 16, 2017.
(3)
Relates to an option award granted in March 2008, the remainder of which vests ratably on each of March 28, 2016 and 2017.
(4)
Relates to an option award granted in April 2014 which vests at a rate of 50% per year on each of April 13, 2016 and 2017.
(5)
Relates to an option award which vests at a rate of 33 1/3% per year on each of April 13, 2016, 2017 and 2018.
(6)
Relates to DSUs granted in April 2013, the remainder of which vested on April 13, 2016.
(7)
Relates to DSUs granted in April 2014, the remainder of which vest ratably on each of April 13, 2016 and 2017.
(8)
Relates to DSUs which vest at a rate of 33 1/3% per year on each of April 13, 2016, 2017 and 2018.
(9)
Relates to performance units that were scheduled to vest annually on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to EBIT (as defined in the award agreements) in relation to gross sales over the vesting period. All of these performance units were forfeited on April 13, 2016 as such annual performance requirements were not met.
Tailored Brands, Inc. 2016 Proxy Statement 61

(10)
Relates to performance units, representing the right to receive up to 2.25 shares of common stock for each share indicated above. These performance units vest on April 13, 2018, subject to meeting an annual performance target for fiscal 2017. Assuming the performance target is achieved, the number of performance units earned will be adjusted based on multipliers, ranging from 50% to 150%, based on (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative TSR compared to the TSR of other select companies over a pre-defined period. For further information, see "Compensation Discussion and Analysis – Detailed Report – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(11)
Relates to an option award granted in April 2013, the remainder of which vested on April 13, 2016.
(12)
Relates to DSUs granted in April 2013, the remainder of which vest ratably on each of April 13, 2016, 2017 and 2018.

Option Exercises and Stock Vested Table

        The following table sets forth the amount realized (before any tax withholding) by each of the Named Executive Officers regarding the exercise of options and the vesting of performance units and DSUs during the fiscal year ended January 30, 2016:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Douglas S. Ewert	—	—	25,814	1,365,819
Jon W. Kimmins	—	—	7,807	413,068
Bruce K. Thorn	—	—	—	—
A. Alexander Rhodes	—	—	—	—
Benjamin C. Baum	—	—	—	—

(1)
Value realized upon vesting is based upon closing price of our common stock on April 13, 2015, the vesting date; the value of these shares as of the last trading day of the fiscal year, based on our closing price of $13.71, would have been $353,910 and $107,034 for Mr. Ewert and Mr. Kimmins, respectively.

Pension Benefits

        We currently have no defined benefit pension plans in which our executive officers participate.

Nonqualified Deferred Compensation

        We currently have no defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change in Control

Change in Control Agreements

General

        We have entered into Change in Control agreements with our executive officers, including the Named Executive Officers, which entitle the executives to receive certain benefits in the event that a Change in Control occurs and the executive's employment with the Company is terminated after the occurrence of that Change in Control. We entered into an amended and restated Change in Control agreement with Mr. Ewert on April 22, 2015. The Change in Control agreements do not limit or otherwise affect any rights an executive may have under any other contract or agreement with the Company or any of our affiliates.

Tailored Brands, Inc. 2016 Proxy Statement 62

        Pursuant to the agreements, a "Change in Control" generally occurs when:

  •
  our directors cease to constitute a majority of the members of the Board of Directors;

  •
  a merger, consolidation or similar transaction of the Company with another entity is consummated;

  •
  a merger of a significant wholly-owned subsidiary with another entity (other than an affiliated entity);

  •
  any person, other than a specified owner (as defined in the agreement), becomes a beneficial owner, directly or indirectly, of 30% or more of the combined voting power of our then outstanding voting securities;

  •
  a sale, transfer, lease or other disposition of all or substantially all of the assets of the Company is consummated; or

  •
  our shareholders approve a plan of complete liquidation or dissolution of the Company.

Change in Control Benefits

        If a Change in Control occurs and an executive's employment by the Company is terminated, the executive shall be entitled to the following benefits:

  •
  If the executive's employment by the Company is:

  ·
  terminated by the Company as a result of the occurrence of an Event of Termination for Cause (as defined below) or by the executive before the occurrence of an Event of Termination for Good Reason (as defined below),

  ·
  automatically terminated as a result of the executive's death, or

  ·
  automatically terminated as a result of the executive's disability (as defined in the Change in Control agreements),

    then we shall pay to the executive, or the executive's estate or beneficiaries, as applicable, those amounts earned or benefits accumulated due to the executive's continued service through his termination date.

  •
  If the executive's employment by the Company is terminated by us otherwise than as a result of the occurrence of an Event of Termination for Cause or by the executive after the occurrence of an Event of Termination for Good Reason, then we shall pay to the executive those amounts earned or benefits accumulated due to the executive's continued service through his termination date as well as:

  ·
  a lump sum equal to two times the sum of (1) the amount of the base salary for the fiscal year in which the executive's termination date occurs or for the immediately preceding fiscal year, whichever is higher and (2) an amount equal to the executive's maximum potential annual performance bonus (or, in the case of Mr. Ewert, his target bonus) for the fiscal year in which the executive's termination date occurs or the immediately preceding fiscal year, whichever is higher, and

  ·
  a lump sum equal to 24 months of total monthly basic life insurance premium (both the portion paid by us and the portion paid by the executive) applicable to the executive's basic life insurance coverage on his termination date (provided that if a conversion option is applicable under our group life insurance program, the executive may, at his option, convert his basic life insurance coverage to an individual policy after his termination date by completing the forms required by us).
Tailored Brands, Inc. 2016 Proxy Statement 63

    In addition, we at our sole expense shall take the following actions: (1) for two years, or the date on which the executive becomes employed on a full-time basis by another person (the "Coverage Period"), we shall maintain, and not materially reduce the benefits provided by, our group health plan; and (2) we shall arrange for the executive's uninterrupted participation throughout the Coverage Period in our group health plan; provided that if the executive's participation after the termination date in such group health plan is not permitted by the terms of that plan, then throughout the Coverage Period, we shall provide the executive with substantially the same benefits.

        Assuming that a Change in Control occurred during fiscal 2015 and each of the executives were terminated under the above-described circumstances effective as of January 30, 2016, the Named Executive Officers would have been entitled to receive the following:

Name	2x Base & Bonus ($)	Insurance Premiums ($)	Health Coverage ($)	Total ($) (1)
Douglas S. Ewert	5,000,000	3,737	31,664	5,035,401
Jon W. Kimmins	2,750,000	3,737	32,065	2,785,802
Bruce Thorn	3,250,000	173	26,771	3,276,944
A. Alexander Rhodes	1,748,000	3,564	—	1,751,564
Benjamin C. Baum	1,700,000	3,737	36,063	1,739,800

(1)
Does not include amounts earned or benefits accumulated due to continued service through January 30, 2016.

        Pursuant to the terms of the Change in Control agreements, an "Event of Termination for Cause" shall be deemed to have occurred if, after a Change in Control, the executive shall have committed:

  •
  gross negligence or willful misconduct in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  an act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  intentional wrongful damage to property (other than of a de minimis nature) of the Company or any wholly-owned subsidiary;

  •
  intentional wrongful disclosure of secret processes or confidential information of the Company or any wholly-owned subsidiary which the executive believes or reasonably should believe will have a material adverse effect on the Company; or

  •
  an act leading to a conviction of a felony, or a misdemeanor involving moral turpitude.

        Further, an "Event of Termination for Good Reason" shall generally occur if any of the following occur on or after a Change in Control:

  •
  a material reduction in status, title, position or responsibilities;

  •
  a reduction in annual base salary as in effect immediately before the occurrence of the Change in Control or as annual base salary may be increased from time to time after that occurrence;

  •
  a reduction in target and/or maximum bonus potential;

  •
  a mandatory relocation of employment with the Company; or

  •
  any material changes to the Company's basic benefit plans, paid vacation days or any other non-contractual benefits that were provided by the Company immediately before the occurrence of the Change in Control.
Tailored Brands, Inc. 2016 Proxy Statement 64

        In addition, pursuant to the terms of the Change in Control agreements, immediately upon the occurrence of a Change in Control, all options to acquire our voting securities held by an executive shall become fully exercisable and all restrictions on our restricted voting securities granted to an executive prior to a Change in Control shall be removed and the securities shall be freely transferable. In addition, the award agreements between the Named Executive Officers and the Company related to the awards of DSUs provide that such units shall immediately vest upon a Change in Control. However, effective for all awards made on or after September 1, 2014, equity awards will not vest in the event of a Change in Control unless also accompanied by a qualifying termination of employment. If a Change in Control occurred on January 30, 2016 and, in the case of any equity awards granted on or after September 1, 2014, each of the executives were terminated under the above-described circumstances as of the same date, the following awards would have vested for each of the Named Executive Officers which, based on the closing sales price of $13.71 for our common stock on January 29, 2016 (the last trading day of the fiscal year ended January 30, 2016), would have resulted in the indicated realized value to the Named Executive Officers:

	Option Awards		Restricted Stock and Deferred Stock Unit Awards
Name	Number of Shares (#)	Value Realized ($) (1)	Number of Shares or Units (#)	Value Realized ($)	Total Value Realized ($) (2)
Douglas S. Ewert	163,545	—	111,029	1,522,208	1,522,208
Jon W. Kimmins	30,667	—	29,156	399,729	399,729
Bruce C. Thorn	17,895	—	11,995	164,451	164,451
A. Alexander Rhodes	6,914	—	5,181	71,032	71,032
Benjamin C. Baum	4,815	—	3,392	46,504	46,504

(1)
Because the exercise price for the related options is greater than the closing price of our common stock on January 29, 2016, the options are not considered to be "in-the-money" and, therefore, no value would be realized upon acceleration of the options.
(2)
Does not include dividend equivalents or other amounts earned or benefits accumulated due to continued service through January 30, 2016.

Clawback Provisions

        Finally, the Change in Control agreements provide that if an executive, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to the executive under his Change in Control agreement or (B) cash bonuses paid to the executive by the Company, or equity awards granted to the executive by the Company that vest, on or after the executive executed the Change in Control agreement will be forfeited to us on such terms as determined by the Board of Directors. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or similar acts of dishonesty in the course of the executive's employment with us which damaged the Company,

  •
  knowingly causing or assisting in causing our financial statements to be misstated or the Company to engage in criminal misconduct,

  •
  disclosing our trade secrets, or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us to which the executive is a party.
Tailored Brands, Inc. 2016 Proxy Statement 65

Employment Agreements

        We may terminate the employment agreements with Mr. Ewert, Mr. Kimmins and Mr. Thorn with or without cause and Mr. Ewert, Mr. Kimmins and Mr. Thorn may each terminate his respective agreement with good reason. The respective employment agreement will also be terminated as a result of Mr. Ewert, Mr. Kimmins or Mr. Thorn's death or permanent disability.

        As a condition to the receipt of any amounts or benefits after termination of employment for whatever reason, Mr. Ewert, Mr. Kimmins or Mr. Thorn, or his respective personal representative, shall be required to execute a written release agreement in a form satisfactory to the Company containing, among other things, a general release of claims against us and our affiliates except for rights and claims under the employment agreement and pursuant to the terms of any benefit plans, equity grants or other similar plans or agreements, or pursuant to his change in control agreement.

Upon Death or Disability

        If any of Mr. Ewert, Mr. Kimmins and Mr. Thorn's employment is terminated as a result of his death or permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to pay to Mr. Ewert, Mr. Kimmins or Mr. Thorn or his estate a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of disability or death divided by the total number of days in our fiscal year multiplied by the bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his disability or death.

        In addition, all options, restricted stock and DSUs of the Company held immediately prior to his termination date that would have vested if his employment continued for one year (two years in the case of Mr. Ewert) after the termination date shall vest. In addition, on the date on which any performance units (or performance-based DSUs) held by Mr. Ewert immediately prior to the date of termination would have vested, all restrictions shall be removed on a number of shares of our common stock equal to the number of shares calculated in accordance with the vesting provisions of any such performance unit agreement times the quotient determined by dividing (x) the number of days from the grant date through the termination date by (y) the number of days in the applicable performance period, notwithstanding the terms of the relevant performance unit agreement.

Without Cause or For Good Reason

        Under the employment agreements, "cause" is generally limited to:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        Under the employment agreements, "good reason" generally means, subject to notification and opportunity for us to cure the alleged conduct:

  •
  a material reduction in status, title, position or responsibilities;
Tailored Brands, Inc. 2016 Proxy Statement 66

  •
  a reduction in annual base salary below the then current level;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of employment.

        In the case of Mr. Ewert, "good reason" also includes the failure to receive an annual equity grant and the Board's failure to nominate Mr. Ewert for election to the Board at such times as his membership on the Board comes up for re-election, unless the Board determines in good faith, based on guidance from Institutional Shareholder Services (or a similar nationally recognized organization), that it is generally considered poor corporate governance practice for the Chief Executive Officer to serve on a Company's board of directors.

        If we terminate the employment of any of Mr. Ewert, Mr. Kimmins or Mr. Thorn without "cause" or any of them terminates his employment for "good reason" or if we notify any of Mr. Ewert, Mr. Kimmins or Mr. Thorn that we do not intend to extend his employment under his employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert, Mr. Kimmins and Mr. Thorn:

  ·
  a lump sum payment of all amounts owed through the date of his termination; and

  ·
  his annual base salary for a period of one year (two years in the case of Mr. Ewert) following the date of his termination;

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment in cash equal to a pro rata portion of Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date (to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such bonus relates); and

  ·
  installment payments in cash equal to two times the target bonus for the year in which his employment is terminated; and

  •
  we will be required to pay Mr. Kimmins and Mr. Thorn a lump sum payment in cash equal to two times his full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination (to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates):

        In addition, all options, restricted stock and DSUs of the Company held immediately prior to his termination date that would have vested if his employment continued for one year (two years in the case of Mr. Ewert) after the termination date shall vest. Restrictions on any performance units (or performance-based DSUs) held immediately prior to the date of termination shall lapse, if at all, in accordance with the terms of the relevant performance unit award agreement.

Health Coverage Upon Termination

        If Mr. Ewert's employment agreement is terminated (1) as a result of his death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement, or (3) by Mr. Ewert for good reason, we will arrange to provide Mr. Ewert and his spouse and eligible dependents who were covered under our group health plan on the date of his termination and who, in the case of eligible dependents, continue to be eligible dependents, group health plan coverage until Mr. Ewert reaches age 65, or in the case of a termination due to Mr. Ewert's death, until his spouse reaches age 65;

Tailored Brands, Inc. 2016 Proxy Statement 67

provided, however, that such benefits shall be reduced (A) to the extent health benefits are received by him, his spouse or any eligible dependent from any other person during such period or he obtains other employment that offers participation in a health insurance plan providing substantially similar benefits during such period, or (B) Mr. Ewert violates the restrictive covenants in the employment agreement.

        If Mr. Kimmins or Mr. Thorn's employment agreement is terminated (1) as a result of his death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by him for good reason, we shall pay his COBRA health benefits premium for an 18-month period following his termination; provided, however, that such benefits shall be reduced to the extent health benefits are received by him, his spouse or any eligible dependent from any other person during such period and he will be required to use any medical insurance provided by a new employer, if available, during such 18-month period.

Summary Table

        The following table summarizes the potential payments each of Mr. Ewert, Mr. Kimmins and Mr. Thorn would have received in the event their employment with the Company occurred on January 30, 2016 pursuant to their respective employment agreements. The amounts in the table are calculated pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event.

Name and Termination Scenarios	Cash Severance ($) (1)	Equity ($) (2)	Health Coverage ($) (3)	Total ($) (4)
Douglas S. Ewert(5)
for Cause or w/o Good Reason	—	—	—	—
death or disability	—	1,522,208	221,647	1,743,855
w/o Cause or for Good Reason	5,000,000	910,481	197,900	6,108,381
Jon W. Kimmins
for Cause or w/o Good Reason	—	—	—	—
death or disability	—	399,729	24,049	423,778
w/o Cause or for Good Reason	1,375,000	104,443	24,049	1,503,492
Bruce K. Thorn
for Cause or w/o Good Reason	—	—	—	—
death or disability	243,750	164,451	20,078	428,279
w/o Cause or for Good Reason	1,381,250	25,789	20,078	1,427,117

(1)
The cash severance related to bonus payments for purposes of death or disability includes 100% as the pro rata bonus amounts as the full year would have been completed as of January 30, 2016. The cash severance payable in the event of termination without Cause or for Good Reason includes base salary which is to be paid as income continuation over the applicable period (two years for Mr. Ewert and one year for Mr. Kimmins and Mr. Thorn), but is shown in the aggregate and not as a discounted present value. In the event of termination without Cause or for Good Reason, Mr. Ewert is entitled to receive his full target bonus plus an additional amount equal to two times his target bonus, Mr. Kimmins is entitled to receive his full target bonus plus an additional amount equal to his full target bonus and Mr. Thorn is entitled to receive a pro rata portion of his earned bonus for the year in which he is terminated plus an additional amount equal to his full target bonus.
(2)
Includes realized value based on the closing sales price of $13.71 for our common stock on January 29, 2016 (the last trading day of the fiscal year ended January 30, 2016). Equity awards become 100% vested in the event of death or disability. In the event of termination without Cause or for Good Reason, all equity awards which would have vested within two years of Mr. Ewert's termination date, and one year of Mr. Kimmins and Mr. Thorn's termination date, shall vest and/or become fully exercisable.
(3)
In the event of Mr. Ewert's termination, we will arrange to provide Mr. Ewert and his eligible dependents group health plan coverage until Mr. Ewert turns 65, or his spouse turns 65 in the event of Mr. Ewert's death or disability. In the event of Mr. Kimmins or Mr. Thorn's termination, we will pay their COBRA health premiums for a period of 18-months following their termination.
Tailored Brands, Inc. 2016 Proxy Statement 68

(4)
Does not include amounts earned or benefits accumulated due to continued service through January 30, 2016; Mr. Ewert, Mr. Kimmins and Mr. Thorn are not entitled to receive any excise tax gross up in connection with any of their respective termination payments.

PROPOSAL 5:
APPROVAL, ON AN ADVISORY BASIS,
OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

        The Company is asking you to approve the compensation of our Named Executive Officers as described in the Executive Compensation section of this proxy statement. We encourage you to read our Compensation Discussion and Analysis on pages 40-55 for the details of our executive compensation program. While the Board of Directors and its Compensation Committee will carefully consider the shareholder vote, the final vote is advisory in nature and will not be binding on the Board or the Company. However, our Board of Directors values the opinions of our shareholders and, to the extent that there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

        The Company has long demonstrated its commitment to sound executive compensation practices and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders. We believe that our executive compensation programs are structured (i) to promote a performance-based culture which links the interests of management and shareholders, (ii) to support our business objectives, and (iii) to align our programs with recognized corporate governance best practices. Our compensation elements seek to balance all aspects of an executive's responsibilities: base salary for day-to-day responsibilities, cash incentive bonus for shorter-term returns linked to annual Company performance, and equity awards for aligning the executives' focus with shareholder value and the long-term, future performance of the Company.

        At our 2015 Annual Meeting of Shareholders, our shareholders approved the compensation of our Named Executive Officers, with 98.6% of the votes cast in favor of our "say-on-pay" resolution. We have applied the same philosophy and practices in determining 2015 compensation for our Named Executive Officers.

        Our compensation philosophy emphasizes pay for performance and places a significant percentage of Named Executive Officer compensation "at risk." In fiscal 2015, our financial performance did not meet our goals and expectations. We did not achieve the required threshold level of net income before any bonus could be paid. As a result, except for certain one-time contractual cash inducement awards for the first year of their employment paid to Mr. Thorn and Mr. Baum, Named Executive Officers did not receive any cash incentive bonus for fiscal 2015. In addition, the Company has determined that the performance units granted in September 2014 and throughout 2015 to each of our Named Executive Officers are no longer likely to vest given the Company's performance. Furthermore, all long-term incentive awards granted to our Named Executive Officers for fiscal 2015, including those granted in September 2014, are equity-based whereby stock price movement impacts the value realized by the Named Executive Officer if the award vests or is earned.

        As a result, we believe that the fiscal 2015 performance-based compensation together with base salary levels are well-aligned with the Company performance for the year and the link between pay and performance is strong.

Tailored Brands, Inc. 2016 Proxy Statement 69

        Accordingly, we ask our shareholders to vote to approve the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        During the fiscal year ended January 30, 2016, there were no transactions with related persons, as described in Item 404(a) of Regulation S-K.

Policies and Procedures for Approval of Related Person Transactions

        The Board of Directors formally adopted a written policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we or any of our subsidiaries are a participant, (ii) any related person has a direct or indirect interest and (iii) the amount involved exceeds $120,000. The Audit Committee is responsible for reviewing, approving and ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Fees for professional services provided by Deloitte & Touche LLP ("D&T"), the Company's independent registered public accounting firm, in each of the last two fiscal years in each of the following categories were:

	Fiscal Year
	2015	2014
Audit Fees (1)	$2,495,000	$3,317,000
Audit Related Fees (2)	30,000	380,500
Tax Fees (3)	1,933,600	1,103,400
All Other Fees (4)	3,000	686,100

	$4,461,600	$5,487,000

(1)
Audit fees consist of audit work performed in connection with the annual financial statements and the statutory audits for our UK-based entities, the audit of our internal
Tailored Brands, Inc. 2016 Proxy Statement 70

  control over financial reporting, and the reviews of unaudited quarterly financial statements as well as work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, and review of documents filed with the SEC.

(2)
For fiscal 2015, audit related services include an audit of our marketing agreement with David's Bridal. For fiscal 2014, audit related services include work performed in connection with internal control consultations, the acquisition of Jos. A. Bank, and an audit of our marketing agreement with David's Bridal.
(3)
Tax fees include work performed for a variety of federal, state and international tax consulting projects and tax compliance services.
(4)
For fiscal 2015, other fees relate to accounting research tool fees. For fiscal 2014, other fees include work performed in connection with planning and advisory services, the Company's review of strategic alternatives with respect to K&G, and accounting research tool fees.

        The Audit Committee has considered whether non-audit services provided by D&T to us are compatible with maintaining D&T's independence.

        The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our independent registered public accounting firm to us or any of our subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Becker, the Audit Committee Chair. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal years 2015 and 2014. During the 2015 and 2014 fiscal years, all services provided by D&T were pre-approved in accordance with the terms of the Audit Committee's pre-approval policies and procedures.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Board has determined that each member of the Audit Committee is an "audit committee financial expert" as defined by the SEC. The Audit Committee has adopted, and annually reviews, a charter which complies with all current regulatory requirements and describes the Audit Committee's responsibilities and the practices it follows.

        The role of the Audit Committee is to assist the Board of Directors in its oversight of (a) the integrity of the Company's financial statements and its accounting and reporting processes and financial statement audits; (b) the Company's system of disclosure controls and procedures, internal control over financial reporting, and compliance with the Company's Code of Ethics & Business Conduct; (c) the Company's compliance with legal and regulatory requirements, (d) the Company's independent registered public accounting firm and their qualifications and regulatory requirements; and (e) the performance of the Company's internal audit function and independent registered public accounting firm. The Audit Committee also oversees the establishment of procedures to receive, retain and address complaints regarding accounting, internal controls and auditing matters. In fulfilling its role, the Audit Committee relies on the work and assurances of the Company's management and internal audit and the independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm, Deloitte &

Tailored Brands, Inc. 2016 Proxy Statement 71

Touche LLP, is responsible for auditing the consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with accounting principles generally accepted in the United States, performing reviews of the unaudited quarterly financial statements and auditing and expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

        During fiscal year 2015, the Audit Committee met and held discussions with management, internal audit and the independent registered public accounting firm and independently as a committee. The Audit Committee discussed with the Company's independent registered public accounting firm and internal audit the overall audit strategy, scope and plans for their respective audits, the nature and extent of specialized skills used in their audits, and issues, if any, encountered in their audits. In addition, the Audit Committee met with the independent registered public accounting firm and internal audit with and without management present to discuss the results of their examinations. The Audit Committee also reviewed with management and the independent registered public accounting firm the risk management process and significant risks and exposures identified by management, the overall adequacy of the Company's legal, regulatory and ethical compliance programs, including the Company's Code of Conduct and the Company's information technology security programs.

        Management represented to the Audit Committee that the Company's consolidated financial statements included in the Company's 2015 Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended January 30, 2016, were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, significant financial reporting risks, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements, and the overall quality of the Company's financial reporting. The Audit Committee also reviewed press releases with management prior to the release of earnings announcements.

        In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company's financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company's internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and the Chief Financial Officer of the Company their respective certifications with respect to the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended January 30, 2016. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed under the standards of the Public Company Accounting Oversight Board ("PCAOB"), including those matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, and Rule 2-07 of Regulation S-X.

        In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditor's independence from the Company and its management, including the matters in the written disclosures regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, provided to the Audit Committee by the firm pursuant to applicable requirements of the PCAOB. The Audit Committee pre-approved the audit and non-audit services provided by the independent registered public accounting firm. The Company considered with the independent registered public accounting firm whether the provision of non-audit services to the Company by them and the related fees was compatible with the auditor's independence. The Audit Committee has concluded that the independent registered public accounting firm, Deloitte & Touche LLP, is independent from the Company and its management.

Tailored Brands, Inc. 2016 Proxy Statement 72

        The Audit Committee is directly responsible for the appointment, evaluation, retention, compensation, oversight, and when appropriate, the termination of the independent registered public accounting firm. The Audit Committee evaluates the performance of the Company's independent registered public accounting firm, including the lead audit partner and the engagement team, each year and determines whether to reengage the current independent registered public accounting firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' capabilities, technical expertise and knowledge of the Company's operations, personnel, culture, accounting policies and practices, and internal control over financial reporting. The Audit Committee also considers the quality of its ongoing discussions with the auditors, the ability of the auditors to remain independent, the auditors industry and sector specific experience, external data relating to audit quality and performance, including recent PCAOB reports on Deloitte & Touche LLP and its peer firms, the results of a survey of the Company's management by the Audit Committee regarding Deloitte & Touche LLP's service and quality, the appropriateness of fees charged, and tenure as the Company's auditors. Deloitte & Touche LLP has been the Company's independent registered public accounting firm since 1992. Based on this evaluation, the Audit Committee decided that it was in the best interests of the Company and its shareholders to continue the retention of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended January 30, 2016. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a good corporate governance practice, the Audit Committee will continue its practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify the appointment of the independent registered public accounting firm.

        In reliance on the reviews and discussions referred to above, and the receipt of the unqualified opinions from Deloitte & Touche LLP dated March 25, 2016, with respect to the consolidated financial statements of the Company as of and for the year ended January 30, 2016, and with respect to the effectiveness of the Company's internal control over financial reporting, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements and management's assessment of the effectiveness of the Company's internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the year ended January 30, 2016, for filing with the SEC.

AUDIT COMMITTEE B. Michael Becker, Chair Rinaldo S. Brutoco Irene Chang Britt William B. Sechrest
Tailored Brands, Inc. 2016 Proxy Statement 73

 PROPOSAL 6:
RATIFICATION OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        D&T has served as our independent registered public accounting firm providing auditing, financial and tax services since their engagement in fiscal 1992. At present, the Audit Committee intends to continue the appointment of D&T as our independent registered public accounting firm for the fiscal year ending January 28, 2017. In determining to appoint D&T, the Audit Committee carefully considered, among other things, D&T's past performance for the Company, its independence with respect to the services to be performed, and its general reputation for adherence to professional auditing standards.

        Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

        We are asking our shareholders to ratify the selection of D&T as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE RATIFICATION OF THE APPOINTMENT OF D&T AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016.

Tailored Brands, Inc. 2016 Proxy Statement 74

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of our common stock by (i) each director, (ii) each nominee for director, (iii) each Named Executive Officer listed in the Summary Compensation Table, (iv) each shareholder known by us to be the beneficial owner of more than 5% of our common stock and (v) all of our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting power and dispositive power with respect to the shares attributed to him or her.

Name	Number Of Shares		% of Outstanding Shares
Eminence Capital, LLC 919 Third Avenue New York, New York 10022	6,143,005	(1)	12.7
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	4,555,043	(2)	9.4
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	3,342,913	(3)	6.9
William B. Sechrest	21,987	(4)	*
David H. Edwab	31,584	(5)	*
Douglas S. Ewert	370,065	(6)	*
B. Michael Becker	15,110	(4)(7)(8)	*
Irene Chang Britt	5,929	(9)	*
Rinaldo S. Brutoco	28,963	(4)(10)(11)	*
Dinesh S. Lathi	2,500	(12)	*
Grace Nichols	22,660	(4)	*
Allen I. Questrom	13,201	(4)	*
Sheldon I. Stein	44,485	(4)	*
Jon W. Kimmins	28,912	(13)	*
Bruce Thorn	7,122	(14)	*
A. Alexander Rhodes	2,729	(15)	*
Benjamin C. Baum	1,928	(16)	*
All executive officers and directors as a group (17 persons)	617,345	(7)(8)(11)(17)(18)	1.3%

*
Less than 1.0%
(1)
Based on a Schedule 13D, as amended, filed on November 10, 2015, Eminence Capital, LP has shared voting and dispositive power with respect to all of these shares. Eminence GP, LLC is also deemed to have shared voting and dispositive power with respect to 5,179,600 of such shares. As described in the Schedule 13D filed on November 7, 2013: (i) the shares are held for the account of various funds (the "Eminence Funds") as well as a separately managed account (the "SMA"); (ii) Eminence Capital, LLC serves as the investment manager to the Eminence Funds and the investment adviser to the SMA and, therefore, Eminence Capital, LLC may be deemed to have shared voting and dispositive power over the shares held for the accounts of the Eminence Funds and the SMA; and (iii) Eminence GP, LLC serves as general partner or managing member of the partnerships and the master funds and may be deemed to have shared voting and dispositive power over all of the shares held for the accounts of such partnerships and master funds. Ricky C. Sandler is the Chief Executive Officer of Eminence Capital, LLC and the managing member of Eminence GP, LLC and is therefore deemed to have shared voting and dispositive power with respect to all 6,143,005 shares directly owned by the Eminence Funds and the SMA, as applicable. Mr. Sandler also owns 3,100 shares of our common stock over which he has sole voting and dispositive power.
(2)
Based on a Schedule 13G, as amended, filed on January 26, 2016, Black Rock, Inc. has sole voting power with respect to 4,448,791 of these shares and sole dispositive power with respect to all of these shares.
(3)
Based on a Schedule 13G filed on February 11, 2016, The Vanguard Group ("Vanguard") has sole voting power with respect to 105,287 of these shares, shared voting power with respect to 2,300 of these shares, shared dispositive power with respect to 105,087 of these shares and sole dispositive power with respect to 3,237,826 of these shares.
Tailored Brands, Inc. 2016 Proxy Statement 75

  Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 102,787 of these shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 4,800 of these shares as a result of its serving as investment manager of Australian investment offerings.

(4)
Includes 4,132 restricted shares.
(5)
Includes 3,586 restricted shares
(6)
Includes 245,076 shares that may be acquired within 60 days upon the exercise of stock options and 9,141 shares allocated to the account of Mr. Ewert under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(7)
Includes 5,995 shares allocated to Mr. Becker's Simplified Employee Pension account and 2,000 shares allocated to Mr. Becker's IRA account, over which Mr. Becker has sole voting and dispositive power.
(8)
Includes 3,023 shares held by The Michael & Ashley Becker Family Living Trust.
(9)
Includes 4,779 restricted shares.
(10)
Includes 3,000 shares that may be acquired within 60 days upon the exercise of stock options.
(11)
Includes 2,637 shares held by Rinaldo Brutoco Revocable Trust.
(12)
Includes 2,500 restricted shares.
(13)
Includes 28,912 shares that may be acquired within 60 days upon the exercise of stock options.
(14)
Includes 5,965 shares that may be acquired within 60 days upon the exercise of stock options.
(15)
Includes 2,304 shares that may be acquired within 60 days upon the exercise of stock options.
(16)
Includes 1,605 shares that may be acquired within 60 days upon the exercise of stock options.
(17)
Includes an aggregate of 35,657 restricted shares and an aggregate of 292,713 shares that may be acquired within 60 days upon the exercise of stock options.
(18)
Includes 856 shares allocated to the accounts of certain of our executive officers under The Men's Wearhouse, Inc. Employee Stock Discount Plan and 9,555 shares allocated to the accounts of certain of our executive officers under The Men's Wearhouse, Inc. 401(k) Savings Plan. These plans provide that participants have voting and dispositive power over these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        To our knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended January 30, 2016, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners have been met except for the Form 4 related to a purchase made by Mr. Brutoco in July 2015 of 2,637 shares of our common stock which was inadvertently filed one day late.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

        Any proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2017 must be received by us at our offices, 6100 Stevenson Blvd., Fremont, California 94538, Attention: Corporate Secretary, or via facsimile at (713) 578-9871, no later than January 3, 2017, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        The Company's Bylaws provide that, for business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the Secretary of the Company at our offices (6100 Stevenson Blvd., Fremont, California 94538), no later than the close of business on the 90th day (which for the 2017 meeting would be February 5, 2017) nor earlier than the 120th day (which for the 2017 meeting would be January 6, 2017) prior to the anniversary date (as specified in our proxy materials) on which we first mailed our proxy materials for our immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before (which for the 2017 meeting would be May 17, 2017) or more than 60 days after (which for the 2017 meeting would be August 15, 2017) the anniversary date of the immediately preceding annual meeting,

Tailored Brands, Inc. 2016 Proxy Statement 76

notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first disclosed to the public by us. In the event that the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the immediately preceding annual meeting, a shareholder's required notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

        To be in proper form, a shareholder's notice must set forth the following items:

  •
  If the shareholder proposes to nominate a person for election as a director, the notice must set forth:

  ·
  all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,

  ·
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (1) such shareholder, any beneficial owner on whose behalf the nomination is made, their respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominating Persons"), on the one hand, and (2) each proposed nominee, each such nominee's respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominee Parties"), on the other hand, including without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the shareholder were the "registrant" for purposes of such item and the Nominee Parties were directors or executive officers of such registrant,

  ·
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

  ·
  such person's completed and signed questionnaire, representation and agreement as required by our Bylaws.

  •
  If the shareholder proposes to bring any other matter before the Annual Meeting, the notice must set forth:

  ·
  a brief description of the business desired to be brought before the Annual Meeting,

  ·
  the reasons for conducting such business at the Annual Meeting,

  ·
  the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment),

  ·
  any material interest in such business of such shareholder, any beneficial owner on whose behalf the proposal is made, their respective affiliates and associates, and any other persons acting in concert therewith (the "Proposing Persons"), and

  ·
  a description of all agreements, arrangements and understandings among any Proposing Persons or between any Proposing Person, on the one hand, and any other person or persons (including their names), on the other hand, in connection with the proposal of such business by such shareholder.
Tailored Brands, Inc. 2016 Proxy Statement 77

  •
  In either case, the notice must also set forth, as to the Nominating Persons and/or Proposing Persons, as the case may be:

  ·
  the name and address, as they appear on the Company's books, of such persons,

  ·
  (1) the class or series and number of shares of our common stock which are directly or indirectly owned beneficially or of record by any Nominating Person or Proposing Person,

    (2) any Derivative Instrument (as such term is defined in Section 2.05(A)(2)(c)(i)(B) of our Bylaws) directly or indirectly owned beneficially by any Nominating Person or Proposing Person and any other direct or indirect opportunity of any such person to profit or share in any profit derived from any increase or decrease in the value of shares of our common stock,

    (3) the existence and material terms of any proxy, contract, arrangement, understanding, or relationship pursuant to which any Nominating Person and/or Proposing Person has a right to vote any shares of any security of the Company (including, if applicable, any contract, arrangement, understanding or relationship pursuant to which any economic interest in the capital stock to be voted is beneficially owned by a person or persons other than the shareholder of record as of the record date),

    (4) any short interest in any security of the Company (as such term is defined in Section 2.05(A)(2)(c)(i)(D) of our Bylaws) in which any such person has an interest,

    (5)(A) if any Nominating Person or Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a "Responsible Person"), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Nominating Person or Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting (together with a true and correct copy of any agreement or disclosure document for investors establishing or describing the same), and (B) if such Nominating Person or Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting,

    (6) any shares or other equity interests or any Derivative Instrument in any of our principal competitors or any affiliate thereof held by any Nominating Person or Proposing Person,

    (7) a summary of any material discussions regarding any nomination or business proposed to be brought before the meeting (A) between or among any Nominating Persons or Proposing Persons or (B) between or among any Nominating Persons or Proposing Persons and any other record or beneficial holder of the shares of any class or series of the Company (including their names), and

Tailored Brands, Inc. 2016 Proxy Statement 78

    (8) any direct or indirect material interest in any material contract or agreement of any Nominating Person or Proposing Person with any of our principal competitors or any affiliate thereof (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), in each case with respect to the information required to be included in the notice pursuant to (1) through (8), as of the date of such notice and as of any applicable date specified in Section 2.05(C)(4) of our Bylaws,

    ·
    any other information relating any Nominating Person or Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder,

    ·
    a representation that the shareholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

    ·
    a representation whether any Nominating or Proposing Person intends or is part of a group that intends (1) to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominees or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination.

        We may also require any proposed nominee for director to furnish such other information as it may reasonably require (i) to determine the eligibility of such proposed nominee to serve as a director of the Company, (ii) to determine whether such nominee qualifies as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Company, and (iii) that could be material to a reasonable shareholder's understanding of the independence and qualifications, or lack thereof, of such nominee.

OTHER MATTERS

        Our management knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

        The cost of solicitation of proxies will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers or employees may solicit the return of proxies personally or by telephone or other means.

        In some cases, only one copy of our proxy statement and our 2015 Annual Report on Form 10-K will be delivered to multiple shareholders who share the same address. If you received a household mailing this year and would like to receive additional copies of our proxy statement and/or 2015 Annual Report on Form 10-K, please submit your request in writing to: Tailored Brands, Inc., 6380 Rogerdale Road, Houston Texas 77072, Attention: Corporate Compliance, or by calling (281) 776-7000, and we will deliver a separate copy to you promptly upon your request. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should notify the Company.

        We are providing without charge, to each person from whom a proxy is solicited, a copy of our Annual Report on Form 10-K for the fiscal year ended January 30, 2016. To request an additional copy of the Form 10-K, please send a request to us in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072.

Tailored Brands, Inc. 2016 Proxy Statement 79

Appendix A

TAILORED BRANDS, INC.

2016 LONG-TERM INCENTIVE PLAN

SUPPLEMENTED BY THE SUBPLAN FOR UK EMPLOYEES

Tailored Brands, Inc. 2016 Proxy Statement A-1

Tailored Brands, Inc. 2016 Proxy Statement A-2

Tailored Brands, Inc. 2016 Proxy Statement A-3

Tailored Brands, Inc. 2016 Proxy Statement A-4

Tailored Brands, Inc. 2016 Proxy Statement A-5

TAILORED BRANDS, INC.
2016 LONG-TERM INCENTIVE PLAN

(Effective                           , 2016)

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    The Company hereby establishes an incentive compensation plan, to be known as the "Tailored Brands, Inc. 2016 Long-Term Incentive Plan", as set forth in this document. The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Cash-Based Awards, Performance Stock Awards, Performance Unit Awards and Other Stock-Based Awards. The Plan shall become effective on the date the Plan is approved by the holders of at least a majority of the outstanding shares of voting stock of the Company at a meeting of the shareholders of the Company (the "Effective Date").

        1.2    Purpose of the Plan.    The Plan is intended to advance the interests of the Company, its Affiliates and its shareholders and promote the long-term growth of the Company by providing Employees, Non-Employee Directors and Third-Party Service Providers with incentives to maximize shareholder value and to otherwise contribute to the success of the Company and its Affiliates, thereby aligning the interests of such individuals with the interests of the Company's shareholders and providing them additional incentives to continue in their employment or affiliation with the Company or its Affiliates.

        1.3    Duration of the Plan.    The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

ARTICLE II

DEFINITIONS

        Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

        2.1  "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

        2.2  "Assets" means assets of any kind owned by the Company, including but not limited to securities of the Company's direct and indirect subsidiaries.

        2.3  "Authorized Shares" shall have the meaning ascribed to that term in Section 4.1(a).

        2.4  "Award" means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, a DSU, a Cash-Based Award, a Performance Stock Award, a Performance Unit Award, or an Other Stock-Based Award, in each case subject to the terms and provisions of the Plan.

Tailored Brands, Inc. 2016 Proxy Statement A-6

        2.5  "Award Agreement" means a written or electronic agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

        2.6  "Beneficial Owner" has the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.7  "Board" means the Board of Directors of the Company.

        2.8  "Cash-Based Award" means a cash Award granted pursuant to Article IX.

        2.9  "Change in Control" means, except as otherwise provided in an Award Agreement, the occurrence of any of the following during the term of the applicable Award Agreement:

          (a)   the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;

          (b)   the consummation of a Merger of the Company with another Entity, unless:

              (i)  the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Voting Securities of either the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions, as to each other, as their ownership of the Company's Voting Securities immediately prior to such Merger; and

              (ii)  the individuals who comprise the Board immediately prior to such Merger constitute a majority of the board of directors or other governing body of either the surviving Entity or the parent of the surviving Entity;

          (c)   any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          (d)   a sale, transfer, lease or other disposition of all or substantially all of the Assets is consummated (an "Asset Sale"), unless:

              (i)  the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company's Voting Securities immediately prior to such Asset Sale; and

              (ii)  the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent; or

          (e)   The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

        2.10  "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

        2.11  "Committee" means (a) in the case of an Award granted to a Non-Employee Director, the Board, and (b) in the case of any other Award granted under the Plan, the Compensation Committee or, if the Compensation Committee chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee and are appointed by the Compensation Committee to administer the Plan. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must

Tailored Brands, Inc. 2016 Proxy Statement A-7

satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act with respect to committee action must also be satisfied.

        2.12  "Company" means Tailored Brands, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

        2.13  "Compensation Committee" means the Compensation Committee of the Board, the composition and governance of which is subject to Section 303A.05 of the Listed Company Manual of the New York Stock Exchange.

        2.14  "Corporate Event" shall have the meaning ascribed to that term in Section 4.5(b).

        2.15  "Covered Employee" means an Employee who is a "covered employee," as defined in section 162(m) of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

        2.16  "Deferred Stock Unit" or "DSU" means a deferred stock unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

        2.17  "Disability" means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is covered by the Company's long-term disability insurance policy or plan, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is not covered by the Company's long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder where (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

        2.18  "Dividend Equivalent" means a payment equivalent in amount to a dividend paid with respect to a share of the Stock to the Company's shareholders.

        2.19  "DSU Award" means an Award granted pursuant to Article VIII.

        2.20  "Effective Date" shall have the meaning ascribed to that term in Section 1.1.

        2.21  "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee and (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within three (3) months after the date of grant of the Award.

        2.22  "Entity" means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

Tailored Brands, Inc. 2016 Proxy Statement A-8

        2.23  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor act.

        2.24  "Fair Market Value" of the Stock as of any particular date means,

          (a)   if the Stock is traded on a stock exchange,

              (i)  and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

              (ii)  and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

  as reported on the principal securities exchange on which the Stock is traded; or

          (b)   if the Stock is traded in the over-the-counter market,

              (i)  and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

              (ii)  and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

  as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

        2.25  "Fiscal Year" means the Company's fiscal year.

        2.26  "Forfeiture Determination" shall have the meaning ascribed to that term in Section 4.7(a).

        2.27  "Full Value Award" means an Award that is settled by the issuance of shares of Stock, other than an Incentive Stock Option, a Nonqualified Stock Option or a Stock Appreciation Right.

        2.28  "Holder" means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

        2.29  "Incentive Stock Option" or "ISO" means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.

        2.30  "Incumbent Director" means:

          (a)   a member of the Board on the Effective Date; or

          (b)   an individual:

              (i)  who becomes a member of the Board after the Effective Date;

              (ii)  whose appointment or election by the Board or nomination for election by the Company's shareholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

             (iii)  whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

        2.31  "Merger" means a merger, consolidation or similar transaction.

        2.32  "Non-Employee Director" means a member of the Board who is not an Employee.

        2.33  "Nonqualified Stock Option" or "NQSO" means a "nonqualified stock option" to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code (any Option granted under the Plan that is not expressly designated as an ISO shall be deemed to be designated a Nonqualified Stock Option under the Plan).

Tailored Brands, Inc. 2016 Proxy Statement A-9

        2.34  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        2.35  "Option Price" shall have the meaning ascribed to that term in Section 5.4.

        2.36  "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

        2.37  "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.38  "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        2.39  "Performance Goals" means one or more of the criteria described in Section 9.2 on which the performance goals applicable to a Performance Stock Award or a Performance Unit Award are based.

        2.40  "Performance Stock Award" means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

        2.41  "Performance Unit Award" means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

        2.42  "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

        2.43  "Person" shall have the meaning ascribed to the term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof, except that the term shall not include (a) the Company or any of its Affiliates, (b) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        2.44  "Plan" means the Tailored Brands, Inc. 2016 Long-Term Incentive Plan, as set forth in this document as it may be amended from time to time.

        2.45  "Preexisting Plan" means the Tailored Brands, Inc. 2004 Long-Term Incentive Plan. After the Effective Date, no further awards will be granted under the Preexisting Plan.

        2.46  "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

        2.47  "Restricted Stock Award"means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

        2.48  "Retirement"means (a) in the case of an Employee, unless otherwise determined by the Committee, the Employee's voluntary Termination of Employment after attaining age 65 and (b) in the case of a Non-Employee Director, retirement from the Board in accordance with the Board's then applicable retirement policy.

        2.49  "Section 409A" means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

Tailored Brands, Inc. 2016 Proxy Statement A-10

        2.50  "Specified Owner" means any of the following:

          (a)   the Company;

          (b)   an Affiliate of the Company;

          (c)   an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;

          (d)   a Person that becomes a Beneficial Owner of the Company's outstanding Voting Securities representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or

          (e)   a Person that becomes a Beneficial Owner of the Company's outstanding Voting Securities representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least fifty percent (50%) of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger.

        2.51  "Stock" means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company's shareholders).

        2.52  "Stock Appreciation Right" or "SAR" means a stock appreciation right granted under the Plan pursuant to Article VI.

        2.53  "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.54  "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.

        2.55  "Ten Percent Shareholder" means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

        2.56  "Termination of Employment" means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.56, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient's employment with the Company and all Affiliates in a manner that constitutes a "separation from service" (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A the termination of the Award recipient's employment relationship with the Company and all Affiliates as determined by the Committee. "Termination of Employment" means, in the case of an ISO, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or

Tailored Brands, Inc. 2016 Proxy Statement A-11

subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

        2.57  "Termination of Service" means, in the case of an Award issued to a Non-Employee Director or a Third Party Service Provider, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient's service relationship with the Company and all Affiliates in a manner that constitutes a "separation from service" (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A, in the case of an Award to a Non-Employee Director, the termination of a Non-Employee Director's service on the Board, and, in the case of a Third Party Service Provider, the termination of the Third Party Service Provider's service relationship with the Company and all Affiliates as determined by the Committee.

        2.58  "Third Party Service Provider" means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

        2.59  "Voting Securities" means the outstanding securities entitled to vote generally in the election of directors or other governing body.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

        3.1    Eligibility.    Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees, Non-Employee Directors and Third Party Service Providers, provided, however, that (a) only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan and (b) Non-Employee Directors and Third Party Service Providers are eligible to receive only NQSOs, SARs, Restricted Stock, and DSUs. Awards other than ISOs, Performance Stock Awards or Performance Units Awards may also be granted to a person who is expected to become a key Employee within three (3) months of the date of grant.

        3.2    Participation.    Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

        4.1    Authority to Grant Awards.    The Committee may grant Awards to those Employees, Non-Employee Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. On an annual basis, as provided in Section 12.2(d), the Compensation Committee also may delegate to the Chief Executive Officer or other executive officer of the Company the authority to grant Awards (other than Awards pursuant to Article IX) to eligible persons who are neither (a) Non-Employee Directors or (b) officers of the Company or any Affiliate subject to the provisions of Section 16 of the Exchange Act. Subject to Section 4.2 and Section 4.5, the following rules shall apply to grants of Awards under the Plan:

          (a)   The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 6,400,000 less one (1.0) share of Stock for every one (1.0) share of Stock that was subject to a grant of an Option or Stock Appreciation Right under the Preexisting Plan after May     ,

Tailored Brands, Inc. 2016 Proxy Statement A-12

  2016 and two (2.0) shares of Stock for every one (1.0) share of Stock that was subject to a grant of a Full Value Award under the Preexisting Plan after May     , 2016 (the "Authorized Shares").

          (b)   The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares.

          (c)   (i) upon a grant of a Full Value Award, the number of shares of Stock available for issuance under the Plan shall be reduced by an amount equal to the product of (A) 2.0 and (B) the number of shares of Stock subject to such Full Value Award, and any shares of Stock underlying a Full Value Award that become available for future grant under the Plan pursuant to Section 4.2 shall be added back to the Plan in an amount equal to the product of (C) 2.0 and (D) the number of shares of Stock subject to such an Award that become available for future grant under the Plan pursuant to Section 4.2 and (ii) upon a grant of an Option or Stock Appreciation Right, the number of shares of Stock available for issuance under the Plan shall be reduced by an amount equal to the number of shares of Stock subject to such Award, and any shares of Stock underlying an Option or Stock Appreciation Right that become available for future grant under the Plan pursuant to Section 4.2 shall be added back to the Plan in an amount equal to the number of shares of Stock subject to such an Award that become available for future grant under the Plan pursuant to Section 4.2.

          (d)   The maximum number of shares of Stock with respect to which ISOs may be granted to an Employee during a Fiscal Year is equal to 500,000. The maximum number of shares of Stock with respect to which NQSOs may be granted to an Employee during a Fiscal Year is equal to 500,000. The maximum number of shares of Stock with respect to which SARs may be granted to an Employee during a Fiscal Year is equal to 500,000. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is equal to 300,000. The maximum number of shares of Stock with respect to which Performance Unit Awards payable in shares of Stock may be granted to an Employee during a Fiscal Year is equal to 300,000. In the case of Performance Stock Awards or Performance Unit Awards that are settled in cash based on the Fair Market Value of a share of Stock, the maximum aggregate amount of cash that may respectively be paid pursuant to each such type of Award to any Employee in any Fiscal Year shall be equal to the per share Fair Market Value as of the relevant payment or settlement date multiplied by 300,000. The maximum value of cash with respect to which Cash-Based Awards may be granted to an Employee during a Fiscal Year, determined as of the dates of grants of the Cash-Based Awards, is $7,000,000. The limitations set forth in this Section 4.1(d) shall be applied in a manner that is consistent with the provisions of Section 162(m) of the Code.

          (e)   The maximum number of shares of Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the Fiscal Year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

          (f)    Each of the foregoing numerical limits stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.5.

        4.2    Accounting for Shares Under the Authorized Shares Limit.

          (a)   To the extent that any outstanding Award terminates or expires, is forfeited or cancelled, for any reason, or is settled in cash in lieu of shares of Stock or in a manner such that all or some of the shares of Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of Stock, the shares of Stock allocable to such portion of the Award will immediately become available to be issued pursuant to an Award granted under the Plan.

          (b)   Any shares of Stock subject to outstanding awards under the Preexisting Plan as of the Effective Date that on or after the Effective Date cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or

Tailored Brands, Inc. 2016 Proxy Statement A-13

  settled in shares of Stock will immediately become available to be issued pursuant to an Award granted under the Plan.

          (c)   If shares of Stock are withheld from payment of an Award (or an award under the Preexisting Plan) to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

          (d)   If shares of Stock are tendered in payment of the Option Price of an Option (or an option under the Preexisting Plan), such shares of Stock will not become available to be issued pursuant to an Award granted under the Plan and the full number of shares of Stock subject to the Option will be counted against the Authorized Shares as one share for each share subject to the Option.

          (e)   When a Stock Appreciation Right (or a stock appreciation right under the Preexisting Plan) is settled in shares of Stock, the number of shares of Stock subject to the Stock Appreciation Right under the Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the Stock Appreciation Right, regardless of the number of shares used to settle the Stock Appreciation Right upon exercise.

          (f)    If shares of Stock are repurchased by the Company on the open market with the proceeds of an Option exercise (or proceeds of an option exercise under the Preexisting Plan), such shares of Stock will not become available to be issued pursuant to an Award granted under the Plan.

          (g)   In the case of any Award granted through the assumption of, or in substitution for, an outstanding award granted by a company or business acquired by the Company or a Subsidiary Corporation or Affiliate of the Company or with which the Company or a Subsidiary Corporation or Affiliate of the Company merges, consolidates or enters into a similar corporate transaction, shares of Stock issued or issuable in connection with such substitute Award shall not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

        4.3    Non-Transferability.    Except as specified in the applicable Award Agreement or in a domestic relations court order, no Award may be transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law, for consideration or otherwise) or be subject to execution, attachment or similar process, other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. Any attempted transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition of an Award in violation of this Section 4.3 shall be null and void. In the discretion of the Committee, any attempt at transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition of an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution,

        4.4    Requirements of Law.    The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political

Tailored Brands, Inc. 2016 Proxy Statement A-14

subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

        4.5    Changes in the Company's Capital Structure.

          (a)   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)   If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Stock (each, a "Corporate Event"), the Committee shall adjust the number of shares of Stock available for issuance under the Plan, any other limit applicable under the Plan with respect to the number of Awards that may be granted hereunder, and the number, class and exercise price (if applicable) or base price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the Holder or Holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Committee shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Committee pursuant to this 4.5(b), the number of shares of Stock subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Committee), and (if applicable) the exercise price thereof shall be rounded up to the nearest cent.

          (c)   If while unexercised or unvested Awards remain outstanding under the Plan a Change in Control occurs, then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder:

            (1)   accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

            (2)   require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options and SARs held by such Holders (irrespective of whether such

Tailored Brands, Inc. 2016 Proxy Statement A-15

    Options and SARs are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Options or SARs) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and SARs and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Change in Control over the exercise prices or grant prices under such Options and SARs for such shares;

            (3)   with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Change in Control and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Change in Control, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Award is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Award, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same or better terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

            (4)   provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Change in Control if, immediately prior to such Change in Control, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

            (5)   make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Change in Control).

          In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

          (d)   The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

        4.6    Election Under Section 83(b) of the Code.    In any case in which a Participant is permitted to make an election under section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under section 83(b) of the Code or other applicable provision.

Tailored Brands, Inc. 2016 Proxy Statement A-16

        4.7    Forfeiture for Cause.

          (a)   Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if a determination is made as provided in Section 4.7(b) (a "Forfeiture Determination") that (i) the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award), before or after the termination of such individuals employment or service with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty (as defined below) in the course of his employment by or service to the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a party, and (ii) in the case of the actions described in clause (A), (C) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in good faith, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that some or all (x) of the Holder's rights to shares of the Stock covered by an Award (including vested rights that have been exercised or paid, vested rights that have not been exercised or paid and rights that have not yet vested or been paid) or cash payments paid or payable under an Award (including payments for vested rights, amounts payable for vested rights that have not been paid and rights that have not yet vested), (y) some or all of the dividends that have been paid with respect to shares of the Stock covered by the Award, and (z) some or all shares of the Stock received as a result of the Holder's grant, receipt, exercise or holding of the Award and some or all net proceeds realized with respect to any shares of the Stock received as a result of the Holder's exercise or holding of the Award in excess of the price paid for such shares, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. For purposes of this Section 4.7, an "act of dishonesty" shall require a material breach by the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) of his or her duties, obligations or undertakings owed to or on behalf of the Company and its Affiliates, as determined by the Board if such determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such determination is made after a Change in Control. In determining whether a matter materially and adversely affects the Company, the Board shall be entitled to consider all relevant factors and exercise business judgment in making such determination, including but not limited to the financial consequences, adverse reputational consequences or legal consequences to the Company and/or its subsidiaries, individually or taken as a whole, as a result of such action.

          (b)   A Forfeiture Determination for purposes of Section 4.7(a) shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change in Control, by the final, non-appealable order of a court of competent jurisdiction. The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the original grantee of the Award and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by, or a lack of good faith on the part of, the Board. No decision of the Board, however, will affect the finality of the discharge of the original grantee of the Award by the Company or an Affiliate.

Tailored Brands, Inc. 2016 Proxy Statement A-17

        4.8    Forfeiture Events.    Without limiting the applicability of Section 4.7 or Section 4.9, the Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, Termination of Service for cause, Termination of Employment or Termination of Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

        4.9    Recoupment in Restatement Situations.    Without limiting the applicability of Section 4.7 or Section 4.8, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company or an Affiliate shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any clawback or similar policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date an Award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a Holder.

        4.10    Award Agreements.    Each Award shall be embodied in a written or electronic Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by or delivered on behalf of an authorized executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed or acknowledged by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan. An Award Agreement may be altered, amended, modified, or suspended as provided in Section 13.2. An Award Agreement may be terminated as provided in Section 13.2 and elsewhere in the Plan including Sections 4.7, 4.8 and 4.9.

        4.11    Rights as Shareholder.    A Holder shall not have any rights as a shareholder with respect to Stock covered by an Option, a SAR, a DSU, a Performance Unit, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

        4.12    Issuance of Shares of Stock.    Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

        4.13    Restrictions on Stock Received.    The Committee may impose such conditions and restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

        4.14    Compliance With Section 409A.    Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply with the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution,

Tailored Brands, Inc. 2016 Proxy Statement A-18

deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. Notwithstanding any other provision of the Plan or an Award Agreement, if an Award is not exempt from the requirements of Section 409A, the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a "specified employee" (within the meaning of Section 409A) and a payment under the Award is due as a result of such individual's "separation from service" (as that term is defined for purposes of Section 409A using the default rules) then no payment shall be made under the Award due to such separation from service before the date that is six (6) months after the date on which the Holder incurs such separation from service, except as otherwise allowed by Section 409A.

        4.15    Date of Grant.    The date on which an Option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable. If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the grant is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

        4.16    Source of Shares Deliverable Under Awards.    Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

        4.17    Limitations on Vesting of Awards.

          (a)   Unless the applicable Award Agreement specifies otherwise, an Award shall not continue to vest after the Termination of Employment or Termination of Service of the Holder of the Award (or, if the Holder is not the original grantee of the applicable Award, the Termination of Employment or Termination of Service of the original grantee of the applicable Award) for any reason.

          (b)   Any Option or SAR granted under the Plan must include a minimum vesting period of at least one (1) year, provided, however, that (i) an Award Agreement may provide that the Option or SAR will vest before the completion of such one (1) year period upon the death or Disability of the original grantee of the Option or SAR or a Change in Control of the Company and (ii) Options or SAR's covering, in the aggregate, up to five percent (5%) of the Authorized Shares may be issued without any minimum vesting period.

ARTICLE V

OPTIONS

        5.1    Authority to Grant Options.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).

        5.2    Type of Options Available.    Options granted under the Plan may be NQSOs or ISOs.

        5.3    Option Agreement.    Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option

Tailored Brands, Inc. 2016 Proxy Statement A-19

Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

        5.4    Option Price.    The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Shareholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

        5.5    Duration of Option.    An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, and, in the case of a Ten Percent Shareholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Termination of Employment or Termination of Service of the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award).

        5.6    Amount Exercisable.    Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

        5.7    Exercise of Option.

          (a)    General Method of Exercise.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 14.3) by any combination of the following: (w) cash, certified check, or bank draft for an amount equal to the Option Price under the Option, (x) shares of stock with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) as described further in (c) below, an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee. If shares of stock are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, or bank draft payable to the order of the Company. Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of

Tailored Brands, Inc. 2016 Proxy Statement A-20

  certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

          (b)    Issuance of Shares.    Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy the aggregate option price and any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.

          (c)    Exercise Through Third-Party Broker.    The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.

          (d)    Exercise of ISOs.    All ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee.

          (e)    Limitations on Exercise Alternatives.    The Committee shall not permit a Holder to pay such Holder's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. An Option may not be exercised for a fraction of a share of Stock.

        5.8    Notification of Disqualifying Disposition.    If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

        5.9    No Rights as Shareholder.    A Holder of an Option shall not have any rights as a shareholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company. Except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        5.10    $100,000 Limitation on ISOs.    To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the "Fair Market Value" of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

        5.11    Termination of Employment or Service.    Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination or severance.

Tailored Brands, Inc. 2016 Proxy Statement A-21

 ARTICLE VI

STOCK APPRECIATION RIGHTS

        6.1    Authority to Grant SAR Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        6.2    General Terms.    Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR. A SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

        6.3    SAR Agreement.    Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

        6.4    Term of SAR.    The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

        6.5    Exercise of SARs.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, a SAR may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered or the account to which any shares of Stock payable as a result of the exercise of the SAR represented by book or electronic entry should be delivered. In accordance with applicable law, a SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes.

        6.6    Payment of SAR Amount.    Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        6.7    Termination of Employment or Service.    Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.

        6.8    No Rights as Shareholder.    A grantee of a SAR award, as such, shall have no rights as a shareholder.

Tailored Brands, Inc. 2016 Proxy Statement A-22

        6.9    Restrictions on Stock Received.    The Committee may impose such conditions and restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

ARTICLE VII

RESTRICTED STOCK AWARDS

        7.1    Restricted Stock Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        7.2    Restricted Stock Award Agreement.    Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        7.3    Holder's Rights as Shareholder.    Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a shareholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be subject to the same vesting, transferability and forfeiture restrictions applicable to such Restricted Stock. Any dividends described in the preceding sentence shall be paid to the recipient of the Restricted Stock Award at the time that the vesting, transferability and forfeiture restrictions applicable to such Restricted Stock lapse; provided, that, to the extent that such vesting, transferability or forfeiture restrictions do not lapse, such dividends shall be forfeited by the recipient of the Restricted Stock Award. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

Tailored Brands, Inc. 2016 Proxy Statement A-23

ARTICLE VIII

DEFERRED STOCK UNIT AWARDS

        8.1    Authority to Grant DSU Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant DSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any DSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of DSUs credited under the Plan for the benefit of a Holder.

        8.2    DSU Award.    A DSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock (or equivalent value in cash) are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each DSU shall have a value equal to the Fair Market Value of a share of Stock.

        8.3    DSU Award Agreement.    Each DSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

        8.4    Dividend Equivalents.    An Award Agreement for a DSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award. Unless otherwise provided in the Award Agreement, any Dividend Equivalents paid under an Award shall be subject to restrictions and a Substantial Risk of Forfeiture to the same extent as the Award with respect to which such Dividend Equivalents are to be paid.

        8.5    Form of Payment Under DSU Award.    Payment under a DSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

        8.6    Time of Payment Under DSU Award.    A Holder's payment under a DSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the DSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

        8.7    Holder's Rights as Shareholder.    Each recipient of a DSU Award shall have no rights of a shareholder with respect to the Holder's DSUs. A Holder shall have no voting rights with respect to any DSU Awards.

ARTICLE IX

CASH-BASED AWARDS, PERFORMANCE STOCK AWARDS
AND PERFORMANCE UNIT AWARDS

        9.1    Authority to Grant Cash-Based Awards, Performance Stock Awards and Performance Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards, Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. A Cash-Based Award is an Award denominated in cash subject to the attainment of applicable Performance Goals. A Performance Stock Award is similar to a Restricted Stock Award but is subject to attainment of the applicable Performance Goals. A Performance Unit Award is similar to a DSU Award but is subject to attainment of the applicable Performance Goals. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Cash-Based Award, Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. If the Committee imposes vesting, transferability and forfeiture restrictions on

Tailored Brands, Inc. 2016 Proxy Statement A-24

a Holder's rights with respect to a Performance Stock Award or Performance Unit Award, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable.

        9.2    Performance Goals and Performance Criteria.

          (a)   A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Goals set forth in this Section 9.2, the Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Employee, or one or more business units, subsidiaries, divisions, departments, regions, stores, segments, products, or functions of the Company or its Affiliates, or the Company as a whole: revenue, revenue growth, product revenue growth, revenue ratios, net revenue, net income or loss, operating income, pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus), earnings, net earnings, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company's audited financial statements that is allowed under generally accepted accounting principles, earnings per share, earnings per share growth, economic value, economic value added, gross profits, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, cash margins, operating margin, year-end cash, profit before tax, cash return on capitalization, operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, gross sales, net sales, sales growth, comparable sales growth, stock price, comparisons with various stock market indices, return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed, return on invested capital, debt to capital ratio, debt reduction, shareholder equity, improvement in or attainment of working capital levels, including cash, inventory levels, accounts receivable levels, total shareholder return, shareholder return, shareholder value, growth in shareholder value relative to a pre-determined index, financial ratios (including those measuring liquidity, activity, profitability or leverage), financial return ratio, cash flow, net cash flow, cash flow from operations, net cash provided by operating activities, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash value added performance, cost reductions, cost ratios, market share, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, financing and other capital raising transactions (including sales of the Company's equity or debt securities), acquisitions and divestitures, operating efficiencies, customer growth, total market value, credit rating, sales or licenses of the Company's and its Affiliates' assets, including intellectual property, whether in a particular jurisdiction or territory or globally, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio, problem resolution success ratio, strategic plan development and implementation, succession plan development and implementation, improvements in productivity, employee satisfaction, employee turnover, and recruiting and maintaining personnel. A Performance Goal may also be based on performance relative to a peer group of companies. Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Performance Goals that are financial metrics may be

Tailored Brands, Inc. 2016 Proxy Statement A-25

  determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP.

          (b)   Performance Goals may be measured (a) on a per share, per capita, per unit, per square foot, per employee, per store, per customer or other objective basis established by the Committee, (b) on a pre-tax or after-tax basis, or (c) on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index). With respect to Holders who are not Covered Employees and who, in the Committee's judgment, are not likely to be Covered Employees at any time during the applicable Performance Period or during any period in which any Cash-Based Award, Performance Stock Award or Performance Unit Award may be paid following a Performance Period, the performance goals established for the Performance Period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein and such performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

          (c)   At the time the Committee establishes the terms and conditions of the applicable Performance Goal for an Award to a Covered Person intended to satisfy the requirements of Section 162(m) of the Code, the Committee may, in the Committee's discretion, provide that amounts relating to or arising from one or more of the following, as objectively defined by the Committee, may be included or excluded on a non-discretionary basis to the extent permitted by Code Section 162(m):

              (i)  unusual, infrequently occurring or non-recurring events affecting the Company and/or its Affiliates;

              (ii)  changes in applicable tax laws;

             (iii)  changes in accounting principles;

            (iv)  changes related to restructured or discontinued operations;

             (v)  restatement of prior financial results; and

            (vi)  any other unusual, infrequently occurring or non-recurring gain or loss including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements, in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year and/or appearing in a press release reporting the Company's earnings for any fiscal period.

  Each of the adjustments described above may relate to the Company as a whole or any part of the Company's business or operations.

          (d)   Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Cash-Based Award, Performance Stock Award or Performance Unit Award made pursuant to the Plan shall be determined by the Committee. In the case of any Award to a Covered Employee that is intended to satisfy the requirements of Section 162(m) of the Code, the Plan, such Award and the Award Agreement for such Award will be construed and administered to the maximum extent permitted by law in a manner consistent with satisfying the requirements of Section 162(m) of the Code.

        9.3    Time of Establishment of Performance Goals.    With respect to a Covered Employee, a Performance Goal for a particular Cash-Based Award, Performance Stock Award or Performance Unit

Tailored Brands, Inc. 2016 Proxy Statement A-26

Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

        9.4    Written Agreement.    Each Cash-Based Award, Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and such other provisions not inconsistent with the Plan as the Committee may specify.

        9.5    Form and Time of Payment Under Cash-Based Award.    Payment under a Cash-Based Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement. A Holder's payment under a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

        9.6    Form and Time of Payment Under Performance Unit Award.    Payment under a Performance Unit Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement. A Holder's payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

        9.7    Holder's Rights as Shareholder With Respect to a Performance Stock Award.    Subject to the terms and conditions of the Plan and the applicable Award Agreement, a Holder of a Performance Stock Award shall have all the rights of a shareholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including, the right to vote such shares of Stock; provided, however, that the Holder shall not receive payment of dividends until and only to the extent that the Performance Goals applicable to such Award are satisfied.

        9.8    Increases Prohibited.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, none of the Committee, the Board, the Company or any Affiliate may increase the amount of compensation payable under a Cash-Based Award, Performance Stock Award or Performance Unit Award with respect to Holders of such Awards who are Covered Employees or who, in the Committee's judgment, are likely to be Covered Employees. The Committee may adjust downward, but not upward, the amount payable pursuant to such Awards, and the Committee may not waive the achievement of the applicable Performance Goals, except in the case of a change in ownership or control of the Company (as defined for purposes of Section 162(m) of the Code) or the death or Disability of the Holder. If the time at which a Cash-Based Award, Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Cash-Based Award, Performance Stock Award or Performance Unit Award shall be reduced to the extent required under Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        9.9    Shareholder Approval.    No payments of Stock or cash will be made to a Covered Employee pursuant to this Article IX unless the shareholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

        9.10    Dividend Equivalents.    An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award; provided, however, that the Holder shall not receive payment of such Dividend Equivalents until and only to the extent that the Performance Goals applicable to such Award are satisfied.

Tailored Brands, Inc. 2016 Proxy Statement A-27

 ARTICLE X

OTHER STOCK-BASED AWARDS

        10.1    Authority to Grant Other Stock-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.2    Value of Other Stock-Based Award.    Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

        10.3    Written Agreement.    Each Other Stock-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        10.4    Payment of Other Stock-Based Award.    Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.

        10.5    Termination of Employment or Service.    The Committee shall determine the extent to which a Holder's rights with respect to Other Stock-Based Awards shall be affected by the Holder's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

        10.6    Time of Payment of Other Stock-Based Award.    A Holder's payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

ARTICLE XI

SUBSTITUTION AWARDS

        Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company or an Affiliate with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

Tailored Brands, Inc. 2016 Proxy Statement A-28

 ARTICLE XII

ADMINISTRATION

        12.1    Awards.    The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Non-Employee Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

        12.2    Authority of the Committee.

          (a)   The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including the following rights, powers and authorities to (i) determine the persons to whom and the time or times at which Awards will be made; (ii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (iii) determine the terms, provisions and conditions of each Award, which need not be identical; (iv) accelerate the time at which any outstanding Award will vest; (v) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (vi) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

          (b)   The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within three (3) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.

          (c)   The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d)   On a Fiscal Year basis, the Committee may, by resolution, delegate to the Chief Executive Officer of the Company the limited authority to grant Awards under the Plan during such Fiscal Year (other than Awards pursuant to Article IX) to (i) designated classes of Employees who are not officers of the Company or any Affiliate and subject to the provisions of Section 16 of the Exchange Act and (ii) Third Party Service Providers. The resolution providing such authorization must set forth the total number of shares of Stock that may be granted under Awards by the Chief Executive Officer during the Fiscal Year. The Chief Executive Officer of the Company shall report periodically to the

Tailored Brands, Inc. 2016 Proxy Statement A-29

  Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

          (e)   The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers shall be entitled to rely upon the advice, opinions, or valuations of any such person. As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or other Employees or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

        12.3    Decisions Binding.    All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its shareholders, Holders and the estates and beneficiaries of Holders.

        12.4    No Liability.    Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, its Affiliates', the Committee's or the Board's roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION
OF PLAN OR AWARD AGREEMENT

        13.1    Amendment, Modification, Suspension, and Termination of the Plan.    Subject to Section 13.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan, provided, however, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

        13.2    Amendment, Modification, Suspension, and Termination of Award Agreement.    Subject to Section 13.2, the Committee may, in its discretion and at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan. Notwithstanding the preceding sentence, without the prior approval of the Company's shareholders or except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, or cancel a previously granted Option or previously granted SAR (at a time when the per share Option Price or SAR grant price exceeds the per share Fair Market Value of the underlying Stock) for a payment of cash or in exchange for another Award or other property.

        13.3    Awards Previously Granted.    Except as expressly provided otherwise under the Plan (including Sections 4.7, 4.8 and 4.9), no alteration, amendment, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material manner any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

Tailored Brands, Inc. 2016 Proxy Statement A-30

 ARTICLE XIV

MISCELLANEOUS

        14.1    Unfunded Plan/No Establishment of a Trust Fund.    Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        14.2    No Employment Obligation.    The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment or service relationship at any time or for any reason not prohibited by law.

        14.3    Tax Withholding.    The Company or any Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Holder, amounts of withholding and other taxes due or potentially payable in connection with any transaction or event involving an Award, or to require a Holder to remit to the Company an amount in cash or other property (including Stock) to satisfy such withholding before taking any action with respect to an Award, and to take such other action as the Committee may deem advisable to enable the Company and Holders to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Holder's withholding obligations, up to the statutory rate allowed to avoid any adverse accounting consequences for such withholding. The Company can delay the delivery to a Holder of Stock under any Award to the extent necessary to allow the Company to determine the amount of withholding to be collected and to collect and process such withholding.

        14.4    Gender and Number.    If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

        14.5    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        14.6    Headings.    Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

        14.7    Other Compensation Plans.    The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Non-Employee Directors or Third Party Service Providers.

Tailored Brands, Inc. 2016 Proxy Statement A-31

        14.8    Retirement and Welfare Plans.    Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as "compensation" for purposes of computing the benefits payable to any person under the Company's or any Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

        14.9    Other Awards.    The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

        14.10    Law Limitations/Governmental Approvals.    The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        14.11    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        14.12    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

        14.13    Investment Representations.    The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

        14.14    Persons Residing Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section 14.14 by the Committee shall be attached to the Plan document as Appendices); an (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act or any securities law or governing statute or any other applicable law.

        14.15    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        14.16    Interpretation.    The term "including" means "including without limitation". The term "or" means "and/or" unless clearly indicated otherwise. The term "vest" includes the lapse of restrictions on Awards, including Forfeiture Restrictions. Reference herein to a "Section" shall be to a section of the Plan unless indicated otherwise.

Tailored Brands, Inc. 2016 Proxy Statement A-32

        14.17    Governing Law; Venue.    The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Tailored Brands, Inc. 2016 Proxy Statement A-33

 Appendix 1

TAILORED BRANDS, INC.
2016 LONG-TERM INCENTIVE PLAN
SUBPLAN FOR UK EMPLOYEES

WITNESSETH:

        WHEREAS, Tailored Brands, Inc. (the "Company") maintains the plan known as the "Tailored Brands, Inc. 2016 Long-Term Incentive Plan" (the "Plan"); and

        WHEREAS, the Company retained the right in Section 14.14 of the Plan to establish subplans under the Plan from time to time; and

        WHEREAS, the Compensation Committee of the Board of Directors of the Company approved resolutions on the date hereof to adopt this Subplan for UK Employees;

        NOW, THEREFORE, the Company hereby adopts this subplan which shall be attached to the Plan as Appendix 1:

          1.1.    Establishment of Subplan.    The Company has previously established the incentive compensation plan known as the "Tailored Brands, Inc. 2016 Long-Term Incentive Plan" which provides in Section 14.14 thereof that in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to establish subplans to the extent such actions may be necessary or advisable. Therefore, the Company hereby establishes this subplan to be referred to as the "Tailored Brands, Inc. 2016 Long-Term Incentive Plan Subplan for UK Employees" (this "Subplan").

          1.2    Terms of Subplan.    The terms and conditions of this Subplan shall be identical to the terms and conditions of the Plan, which are, except as set forth in this Section 1.2 and in Section 1.3 below, hereby expressly incorporated herein and, as necessary, all references to the Plan shall be deemed to include this Subplan; provided, however, that non-employee directors of the Company and its Affiliates ("Non-Employee Directors") shall not be eligible to receive awards under this Subplan and all references to such Non-Employee Directors and any provisions under the Plan which apply to awards to Non-Employee Directors (however defined under the Plan) shall not be made a part of this Subplan. All defined terms used in this Subplan and not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

          1.3    Eligibility for Subplan.    The persons who are eligible to receive Awards under this Subplan are those key Employees of the Company's Affiliates that are located or operating in the United Kingdom.

Approved by the Compensation Committee
of the Board of Directors of Tailored Brands, Inc.
on March 16, 2016

Tailored Brands, Inc. 2016 Proxy Statement A-34

Appendix B

TAILORED BRANDS, INC.

2016 CASH INCENTIVE PLAN

Tailored Brands, Inc. 2016 Proxy Statement B-1

TAILORED BRANDS, INC.
2016 CASH INCENTIVE PLAN

        The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Affiliates and to increase shareholder value by (a) providing Participants an opportunity to earn Incentive Compensation if specified performance objectives are met, (b) enabling the Company and its Affiliates to attract and retain talented employees, and (c) maximizing the deduction of compensation paid to Participants. Incentive Compensation payable under the Plan is intended to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code and Treasury Regulation Section 1.162-27, and the Plan shall be interpreted consistently with such intention.

ARTICLE I

DEFINITIONS

        When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase will include any and all of its other forms.

        1.1  "Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

        1.2  "Affiliate" means any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code.

        1.3  "Annual Base Salary" means for any Participant an amount equal to the rate of annual base salary in effect or approved by the Committee or other authorized Person at the time or immediately before performance objectives are established for a Performance Period, including any base salary that otherwise would be payable to the Participant during the Performance Period but for the Participant's election to defer receipt thereof.

        1.4  "Assets" means assets of any kind owned by the Company, including but not limited to securities of the Company's direct and indirect Subsidiaries.

        1.5  "Beneficial Owner" has the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Act.

        1.6  "Board" means the Board of Directors of the Company.

        1.7  "Cause" means: (a) gross negligence or willful misconduct in connection with the Participant's duties or in the course of the Participant's employment with the Company or any Wholly-Owned Subsidiary; (b) an act of fraud, embezzlement or theft in connection with the Participant's duties or in the course of the Participant's employment with the Company or any Wholly-Owned Subsidiary; (c) intentional wrongful damage to property (other than of a de minimis nature) of the Company or any Wholly-Owned Subsidiary; (d) intentional wrongful disclosure of secret processes or confidential information of the Company or any Wholly-Owned Subsidiary which the Participant believes or reasonably should believe will have a material adverse effect on the Company; or (e) an act leading to a conviction of a felony, or a misdemeanor involving moral turpitude; provided, however, that if there is a definition of Cause used in an employment agreement between the Company and the Participant, then the definition of Cause herein shall be the same as that used in such employment agreement.

        1.8  "Change in Control" means, except as otherwise provided in an award agreement or employment agreement, any of the following:

          (a)   the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;

Tailored Brands, Inc. 2016 Proxy Statement B-2

          (b)   the consummation of a Merger of the Company with another Entity, unless:

              (i)  the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Voting Securities of either the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions, as to each other, as their ownership of the Company's Voting Securities immediately prior to such Merger; and

              (ii)  the individuals who comprise the Board immediately prior to such Merger constitute a majority of the board of directors or other governing body of either the surviving Entity or the parent of the surviving Entity;

          (c)   any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          (d)   a sale, transfer, lease or other disposition of all or substantially all of the Assets is consummated (an "Asset Sale"), unless:

              (i)  the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company's Voting Securities immediately prior to such Asset Sale; and

              (ii)  the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent; or

          (e)   The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

        1.9  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        1.10  "Committee" means the Compensation Committee of the Board (or subcommittee thereof), which will be comprised of at least two (2) directors. To the extent necessary under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

        1.11  "Company" means Tailored Brands, Inc., a Texas corporation, and any successor thereto.

        1.12  "Covered Employee" means a "covered employee" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

        1.13  "Disability" means the absence of the Participant from the Participant's duties with the Company on a full-time basis for ninety (90) calendar days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers, and acceptable to the Participant or the Participant's legal representatives; provided, however, that if there is a definition of disability used in an employment agreement between the Company and the Participant, then the definition of Disability herein shall be the same as that used in such employment agreement.

        1.14  "Entity" means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

Tailored Brands, Inc. 2016 Proxy Statement B-3

        1.15  "Fiscal Year" means the Company's fiscal year.

        1.16  "Incentive Compensation" means the compensation approved by the Committee to be awarded to a Participant for any Performance Period under the Plan.

        1.17  "Incumbent Director" means:

          (a)   a member of the Board on the effective date of this Plan; or

          (b)   an individual:

              (i)  who becomes a member of the Board after such effective date;

              (ii)  whose appointment or election by the Board or nomination for election by the Company's shareholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

             (iii)  whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

        1.18  "Merger" means a merger, consolidation or similar transaction.

        1.19  "Participant" means an officer or other key employee of the Company or any Affiliate whom the Committee designates as eligible to participate in the Plan.

        1.20  "Payment Date" means the date the Committee establishes for the payment to a Participant of any Incentive Compensation under the Plan, as provided in Article IV of the Plan.

        1.21  "Performance Award" means an award granted by the Committee under the Plan that is based on one or more of the Performance Criteria.

        1.22  "Performance Criteria" means the criteria that are set forth in Section 3.3 of the Plan, any one or more of which may be used in establishing the terms and conditions of a Performance Award.

        1.23  "Performance Period" means any period for which performance objectives are established pursuant to Section 3.3. A Performance Period shall be coincident with a Fiscal Year, but may be such shorter period as the Committee determines with respect to a particular Performance Award.

        1.24  "Person" shall have the meaning ascribed to the term in Section 3(a)(9) of the Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof, except that the term shall not include (a) the Company or any of its Affiliates; (b) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of its Affiliates; (c) an underwriter temporarily holding securities pursuant to an offering of those securities or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        1.25  "Plan" means the Tailored Brands, Inc. 2016 Cash Incentive Plan, as set forth herein and as may be amended from time to time.

        1.26  "Retirement" means, unless otherwise determined by the Committee, a Participant's termination of employment (other than for Cause) on or after the date on which the Participant has attained the age of sixty-five (65).

        1.27  "Specified Owner" means any of the following:

          (a)   the Company;

          (b)   an Affiliate of the Company;

          (c)   an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;

Tailored Brands, Inc. 2016 Proxy Statement B-4

          (d)   a Person that becomes a Beneficial Owner of the Company's outstanding Voting Securities representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or

          (e)   a Person that becomes a Beneficial Owner of the Company's outstanding Voting Securities representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least fifty percent (50%) of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the Company or the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger.

        1.28  "Subsidiary" means any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        1.29  "Voting Securities" means the outstanding securities entitled to vote generally in the election or directors or other governing body.

        1.30  "Wholly-Owned Subsidiary" means an Entity that is, directly or indirectly, wholly-owned by the Company.

ARTICLE II

ADMINISTRATION

        The Plan shall be administered and interpreted by the Committee; provided that in no event shall the Plan be interpreted in a manner that would cause any Performance Award intended to be qualified performance-based compensation under Section 162(m) of the Code to fail to so qualify with respect to a Covered Employee. The Committee shall have the power and authority to construe, interpret and administer the Plan. Any determination made by the Committee under the Plan shall be final and conclusive on all Participants and other Persons.

ARTICLE III

ELIGIBILITY, PERFORMANCE AWARDS AND PERFORMANCE CRITERIA

        3.1    Determination of Eligibility by the Committee.    For each Performance Period, the Committee shall select the Participants to whom Performance Awards may be granted under the Plan for such Performance Period consistent with the provisions of the Plan. Participants who participate in the Plan may also participate in other incentive or benefit plans maintained by the Company or any Affiliate.

        3.2    Granting Performance Awards.    For each Performance Period, the Committee may grant Performance Awards pursuant to the Plan, in such amounts and on such terms in accordance with the provisions of the Plan, as the Committee shall determine.

        3.3    Performance Objectives.

          (a)   For each Performance Period, the Committee will establish for each Performance Award the performance objectives that will be applied to determine the amount of Incentive Compensation payable with respect to such Performance Award. One or more of the following Performance Criteria shall be used by the Committee in setting performance objectives with respect to the Plan: revenue, revenue growth, product revenue growth, revenue ratios, net revenue, net income or loss, operating income, pre-tax or after-tax income or loss (before or after allocation of corporate overhead and

Tailored Brands, Inc. 2016 Proxy Statement B-5

  bonus), earnings, net earnings, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company's audited financial statements that is allowed under generally accepted accounting principles, earnings per share, earnings per share growth, economic value, economic value added, gross profits, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, cash margins, operating margin, year-end cash, profit before tax, cash return on capitalization, operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, gross sales, net sales, sales growth, comparable sales growth, stock price, comparisons with various stock market indices, return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed, return on invested capital, debt to capital ratio, debt reduction, shareholder equity, improvement in or attainment of working capital levels, including cash, inventory levels, accounts receivable levels, total shareholder return, shareholder return, shareholder value, growth in shareholder value relative to a pre-determined index, financial ratios (including those measuring liquidity, activity, profitability or leverage), financial return ratio, cash flow, net cash flow, cash flow from operations, net cash provided by operating activities, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash value added performance, cost reductions, cost ratios, market share, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, financing and other capital raising transactions (including sales of the Company's equity or debt securities), acquisitions and divestitures, operating efficiencies, customer growth, total market value, credit rating, sales or licenses of the Company's and its Affiliates' assets, including intellectual property, whether in a particular jurisdiction or territory or globally, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio, problem resolution success ratio, strategic plan development and implementation, succession plan development and implementation, improvements in productivity, employee satisfaction, employee turnover, and recruiting and maintaining personnel. Unless otherwise stated, a performance objective need not be based upon an increase or positive result under a particular Performance Criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific Performance Criteria). Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP.

          (b)   Different Performance Criteria and performance objectives may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may relate to the individual Participant, the Company, one or more Affiliates, or one or more of their respective divisions or business units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, in each case, as determined by the Committee in its sole discretion.

          (c)   With respect to Participants who are not Covered Employees and who, in the Committee's judgment, are not likely to be Covered Employees at any time during the applicable Performance Period or during any period in which Incentive Compensation may be paid following a Performance Period, the performance objectives established for the Performance Period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein and such performance objectives shall be subject to such other special rules and conditions as the Committee may establish at any time.

Tailored Brands, Inc. 2016 Proxy Statement B-6

        3.4    Modifying Performance Awards.    To the extent consistent with Section 162(m) of the Code, performance objectives relating to such Performance Awards may be adjusted by the Committee, in recognition of (a) unusual, infrequently occurring or non-recurring events affecting the Company and/or its Affiliates; (b) changes in applicable tax laws; (c) changes in accounting principles; (d) changes related to restructured or discontinued operations; (e) restatement of prior financial results; and (f) any other unusual, infrequently occurring or non-recurring gain or loss including those described in the Financial Accounting Standards Board's authoritative guidance, footnotes to the Company's financial statements, in management's discussion and analysis of financial condition and results of operations appearing in the Company's reports on Form 10-K, 10-Q or 8-K for the applicable year and/or appearing in a press release reporting the Company's earnings for any fiscal period.

        3.5    Adjustments.    The Committee will make appropriate adjustments to reflect the effect, if any, on any Performance Criteria or performance objectives of any common share dividend or split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change. Notwithstanding the foregoing, no adjustment shall be made under this Section 3.5 to the extent such adjustment would cause any award to a Covered Employee intended to qualify as qualified performance-based compensation under Section 162(m) of the Code to fail to so qualify.

        3.6    Amount of Incentive Compensation.    The amount of Incentive Compensation payable under the Plan if the performance objectives under a Performance Award are met may be stated as a specific dollar amount, a percentage of a Participant's Annual Base Salary, a percentage (the sum of which may not be greater than one hundred percent (100%)) of an aggregate amount allocable to all or specified groups of Participants or in any other objectively determinable manner, as determined by the Committee. Also, the amount of Incentive Compensation payable may be stated as a target amount due if applicable performance objectives are met and in larger or smaller increments if the applicable performance objectives are exceeded or partially met. Notwithstanding anything in the Plan to the contrary, during any Fiscal Year, no Participant may receive Incentive Compensation of more than $7,000,000 through the Plan.

        3.7    Period for Determining Performance Objectives and Amount of Incentive Compensation.    With respect to each Performance Award, the performance objectives, the applicable Performance Period and the method for computing Incentive Compensation payable with respect to the Performance Award will be established by the Committee in writing before the outcome of such performance objectives is substantially certain but in no event later than the earlier of: (a) ninety (90) days after the beginning of the applicable Performance Period; or (b) the expiration of twenty-five percent (25%) of the applicable Performance Period.

        3.8    Certification.    As of the end of each Performance Period, the Committee will certify in writing the extent to which the applicable performance objectives with respect to any Performance Award have or have not been met and whether other material terms, if any, were satisfied.

        3.9    Negative Discretion.    In the Committee's sole discretion, the amount of Incentive Compensation actually paid to a Participant may be less than the amount determined by the applicable performance objectives under a Performance Award; provided, however, that the exercise of such negative discretion by the Committee with respect to any Covered Employee shall not have the effect of increasing the amount of Incentive Compensation that is payable to any other Covered Employee.

Tailored Brands, Inc. 2016 Proxy Statement B-7

 ARTICLE IV

PAYMENT OF INCENTIVE COMPENSATION

        Unless a Participant has made a valid election under a deferred compensation plan maintained by the Company or any Affiliate no later than the date permitted under such plan and except as otherwise provided in Article VI of the Plan, a Participant's Incentive Compensation for each Performance Period, if any, shall be paid in one or more cash payments (net of applicable tax and other required withholdings) after (a) the results for such Performance Period have been finalized and (b) the Committee has made the certification described in Section 3.8 of the Plan; provided, however, that such Incentive Compensation shall be paid no later than the later of (i) the fifteenth (15th) day of the third (3rd) month following the end of the Participant's first taxable year in which such Incentive Compensation is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code) or (ii) the fifteenth (15th) day of the third (3rd) month following the end of the first Fiscal Year in which such Incentive Compensation is no longer subject to a substantial risk of forfeiture.

ARTICLE V

TERMINATION OF EMPLOYMENT

        5.1    Involuntary Termination Without Cause or Termination Due to Death, Disability or Retirement During Performance Period.    If during a Performance Period a Participant's employment is terminated involuntarily without Cause or as a result of the Participant's death, Disability or Retirement, unless otherwise provided in an agreement between the Participant and the Company, in the sole discretion of the Committee, the Participant may be eligible to receive a pro-rata portion of the Incentive Compensation that would have been payable if the Participant had remained employed for the full Performance Period, which would be determined and paid as follows:

          (a)   Following the end of the applicable Performance Period, the Committee would determine the extent to which the performance objectives applicable to the Participant's Performance Award have been satisfied to measure the amount of Incentive Compensation that otherwise would have been payable to the Participant under the Plan had his or her employment not terminated prior to the end of the Performance Period.

          (b)   The Committee would then multiply the amount determined in accordance with subsection (a) of this Section 5.1 by a fraction, the numerator of which is the number of calendar days the Participant was employed by the Company or any of its Affiliates and participated in the Plan during the Performance Period and the denominator of which is the number of calendar days in the Performance Period.

          (c)   Such resulting amount, if determined to be paid by the Committee in its discretion pursuant to this Section 5.1, would be paid at the time and in the manner provided for in Article IV of the Plan.

        5.2    Forfeiture Upon Other Terminations During Performance Period.    If a Participant's employment terminates for any reason other than involuntary termination without Cause or due to the Participant's death, Disability or Retirement prior to the end of a Performance Period, then the Participant shall immediately forfeit and relinquish any and all rights and claims to receive any Incentive Compensation hereunder for such Performance Period.

        5.3    Termination After Performance Period.    If a Participant's employment terminates for any reason other than for Cause after the end of a Performance Period but prior to the Payment Date, then such Participant shall be entitled to payment of any Incentive Compensation for such Performance Period, as determined by the Committee, on the Payment Date. If a Participant's employment terminates for Cause after the end of a Performance Period but prior to the Payment Date, then the Participant shall immediately forfeit and relinquish any and all rights and claims to receive any Incentive Compensation hereunder for such Performance Period.

Tailored Brands, Inc. 2016 Proxy Statement B-8

 ARTICLE VI

CHANGE IN CONTROL

        Unless otherwise provided in an agreement between the Participant and the Company or in a change in control plan or program sponsored by the Company covering the Participant, if a Change in Control occurs during a Performance Period, then the Performance Award of each Participant shall be considered to be earned and payable in the amount determined by the Committee, based upon the extent to which the performance objectives applicable to the Performance Award have been satisfied as of the date of the Change in Control. Unless a Participant has made a valid election under a deferred compensation plan maintained by the Company or any Affiliate no later than the date permitted under such plan, Incentive Compensation payable with respect to the Performance Award in accordance with this Article VI shall be paid within thirty (30) days following the date of the Change in Control.

ARTICLE VII

MISCELLANEOUS PROVISIONS

        7.1    Non-Assignability.    A Participant cannot alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits under the Plan prior to the actual receipt thereof, and any attempt to alienate, assign, pledge, encumber, transfer, sell or otherwise make a disposition prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits, shall be null and void.

        7.2    No Right to Continue in Employment.    Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate, or interfere with or restrict in any way the right of the Company or any Affiliate to terminate any Participant at any time.

        7.3    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its conflicts of law provisions.

        7.4    Binding Effect.    The Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Participants and their respective beneficiaries, heirs, and personal representatives.

        7.5    Construction of Plan.    The captions used in the Plan are for convenience of reference only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall also include the feminine and neuter, and the singular shall also include the plural, and conversely.

        7.6    Section 409A of the Code.    The Plan is intended to be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly. Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

        7.7    Withholding.    The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Compensation.

        7.8    Beneficiaries.    A Participant's beneficiary who shall receive any payments which may be made under the Plan following the Participant's death shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate.

        7.9    Effect of the Plan.    Neither the adoption of the Plan, nor any action of the Committee hereunder, shall be deemed to give any Participant any right to receive Incentive Compensation or to be granted a Performance Award hereunder. In addition, nothing contained in the Plan, and no action taken

Tailored Brands, Inc. 2016 Proxy Statement B-9

pursuant to its provisions, shall be construed to give any Participant any right to any compensation, except as expressly provided herein, or create any type of fiduciary relationship between the Company and its Affiliates and a Participant or any other person.

        7.10    Awards are Subject to Company's Clawback Policy.    All Performance Awards granted under the Plan will be subject to deduction, forfeiture, recoupment or similar requirement in accordance with any clawback or similar policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date a Performance Award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a Participant.

ARTICLE VIII

AMENDMENT OR TERMINATION

        The Committee may at any time, and from time to time, without the consent of any Participant, amend, revise, suspend, or discontinue the Plan, in whole or in part, subject to any shareholder approval required by applicable law, rules or regulations; provided, however, the Committee may not amend the Plan to change the Performance Criteria without the approval of the majority of votes cast by the shareholders of the Company in a separate vote to the extent required by Section 162(m) of the Code.

ARTICLE IX

EFFECTIVE DATE

        The Plan shall be effective on the first day of the Fiscal Year beginning in calendar year 2016; subject to shareholder approval that is consistent with the shareholder approval requirements of Section 162(m) of the Code. Any Performance Awards granted by the Committee to Participants prior to the date on which this Plan is approved by the Company's shareholders in accordance with the preceding sentence shall be contingent upon such shareholder approval and shall be null and void and of no effect in the event that the Company's shareholders fail to approve the Plan.

Tailored Brands, Inc. 2016 Proxy Statement B-10

TAILORED BRANDS, INC. 6380 ROGERDALE RD. HOUSTON, TX 77072

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS DETACH

AND RETURN THIS PORTION ONLY

THIS  PROXY CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors Nominees:		☐	☐	☐

01 William B. Sechrest		02 David H. Edwab	03 Douglas S. Ewert		04 B. Michael Becker	05 Irene Chang Britt
06 Rinaldo S. Brutoco		07 Dinesh S. Lathi	08 Grace Nichols		09 Allen I. Questrom	10 Sheldon I. Stein

The Board of Directors recommends you vote FOR proposals 2 through 6.	For	Against	Abstain		For	Against	Abstain

2. Adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan	☐	☐	☐	6 Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016	☐	☐	☐

3. Adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan	☐	☐	☐

4. Approval of an amendment to our Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections	☐	☐	☐	NOTE: In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

5 Approval, on an advisory basis, of the compensation of our named executive officers	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice & Proxy Statement are available at  www.proxyvote.com

TAILORED BRANDS, INC.

Annual Meeting of Shareholders

June 16, 2016 11:00 AM

This proxy is solicited by the Board of Directors

The undersigned shareholder of Tailored Brands, Inc. (the "Company") hereby appoints Bruce Thorn and A. Alexander Rhodes, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Pacific daylight time, on Thursday, June 16, 2016, at the Company's executive offices, 6100 Stevenson Blvd., Fremont, CA 94538 and at any adjournment or adjournments thereof.

This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND FOR ALL OTHER PROPOSALS. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if one or more of the listed nominees are unable to serve or for good cause will not serve, the proxy holders will vote the proxies for the remaining nominees and for any substitute nominees to be selected by the Nominating and Corporate Governance Committee and approved by the Board of Directors.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side